Exhibit 4.49

TENTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST

ITC MIDWEST LLC

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to THE BANK OF NEW YORK TRUST COMPANY, N.A.

Trustee

Dated as of September 28, 2018

Supplementing the First Mortgage and Deed of Trust dated as of January 14, 2008, as heretofore supplemented

From ITC MIDWEST LLC to THE BANK OF NEW YORK TRUST COMPANY, N.A., Trustee

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 4.32% First Mortgage Bonds, Series I due 2051

This agreement secures future advances as more fully set forth in Section 6.10 hereof.

This document secures an additional debt amount of $6,970,497. Tax in the amount of $3,956 was paid on the debt amount of $1,720,000 in Le Sueur County, Minnesota, document number 353162 recorded January 16, 2008. Tax in the amount of $14,950 was paid on the debt amount of $6,500,000 in Le Sueur County, Minnesota, document number 378017 recorded December 14, 2011.  Tax in the amount of $15,594 was paid on the debt amount of $6,780,000 in Le Sueur County, Minnesota, document number 386706 recorded March 25, 2013.  Tax in the amount of $11,260.65 was paid on the debt amount of $4,895,933 in Le Sueur County, Minnesota, document number 409040 recorded March 20, 2017. Notwithstanding anything in the contrary contained herein, enforcement of the mortgage that is amended hereby in Minnesota is limited to a debt amount of $26,866,430.00 under chapter 287 of Minnesota Statutes.

Drafted by:	After Recorded, Return to:

Elizabeth B. Hardin	Dykema Gossett PLLC
Milbank, Tweed, Hadley & McCloy LLP	10 South Wacker Drive, Suite 2300
28 Liberty Street	Chicago, Illinois 60606
New York, NY 10005	Attention: Carol O’Connell
Phone: (212) 530-5000	Phone: (312) 627-2303

Schedule 1	Recording Information

Exhibit A	Description of Properties
Exhibit B	Subordination Terms
Exhibit C	Form of Note

i

TENTH SUPPLEMENTAL INDENTURE (this “TENTH SUPPLEMENTAL INDENTURE”), dated as of September, 28 2018, between ITC MIDWEST LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan  48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association organized under the laws of the United States, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is principally administered being 2 N. LaSalle, Suite 700, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of January 14, 2008 (the “Mortgage Indenture”), encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	January 14, 2008

Second Supplemental Indenture	December 15, 2008

Third Supplemental Indenture	December 15, 2008

Fourth Supplemental Indenture	December 10, 2009

Fifth Supplemental Indenture	July 15, 2011

Sixth Supplemental Indenture	November 29, 2011

Seventh Supplemental Indenture	March 18, 2013

Eighth Supplemental Indenture	March 18, 2015

Ninth Supplemental Indenture	March 15, 2017

WHEREAS, the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount

6.150% First Mortgage Bonds, Series A, due 2038	January 24, 2008	$175,000,000

7.12% First Mortgage Bonds, Series B, due 2017	December 22, 2008	$40,000,000

7.27% First Mortgage Bonds, Series C, due 2020	December 22, 2008	$35,000,000

4.60% First Mortgage Bonds Series D, due	December 17, 2009	$35,000,000
2024	February 18, 2010	$40,000,000

3.50% First Mortgage Bonds Series E, due 2027	January 19, 2012	$100,000,000

4.09% First Mortgage Bonds Series F, due 2043	April 4, 2013	$100,000,000

3.83% First Mortgage Bonds, Series G due 2055	April 7, 2015	$225,000,000

4.16% First Mortgage Bonds, Series H due 2047	April 18, 2017	$200,000,000

WHEREAS, The Bank of New York Trust Company, N.A., became The Bank of New York Mellon Trust Company, N.A., a national banking association, pursuant to a name change, and approved by the Comptroller of Currency, effective July 1, 2008; and

WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Tenth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 2.01, 3.01, 4.01, 4.02 and 14.01 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, a series of Securities under the Mortgage Indenture in an aggregate principal amount of $175,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Bonds (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Tenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOTICE TO IOWA RESIDENTS: This Tenth Supplemental Indenture secures credit in the amount of ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third

Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture for a total combined amount advanced of ONE BILLION EIGHTY-FIVE MILLION DOLLARS ($1,085,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

GRANTING CLAUSES

NOW, THEREFORE, THIS TENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Tenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred mortgaged, pledged, set over and confirmed and hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the States of Illinois, Iowa, Minnesota and Missouri, or wherever else situated (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):

(a)                                 all real property owned in fee, easements, easement estates and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture, Exhibit A attached to the First Supplemental Indenture, Exhibit A attached to the Second Supplemental Indenture, Exhibit A attached to the Third Supplemental Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture,  Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture, Exhibit A attached to the Ninth Supplemental Indenture and Exhibit A attached hereto;

(b)                                 all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;

(c)                                  all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;

(d)                                 all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;

(e)                                  all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;

(f)                                   all of the foregoing property in the process of construction; and

(g)                                  (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

GRANTING CLAUSE SECOND

Subject to the applicable exceptions permitted by Sections 8.10(d), 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of every kind and description and wheresoever situated, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Indenture, be subjected to the Lien of the Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

GRANTING CLAUSE FOURTH

All tenements, hereditaments, servitudes and appurtenances belonging or in any wise appertaining to the aforesaid property, with the reversions and remainders thereof;

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from the Lien of the Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)                                 Mortgage Indenture Definitions.  Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein;  provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Tenth Supplemental Indenture, unless otherwise expressly stated.

(b)                                 Additional Definitions.  For purposes of this Tenth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Bond” has the meaning assigned to that term in Section 2.01(a) hereof.

“Bondholders” means (a) the Initial Bondholders and (b) each subsequent holder of a Bond as shown on the register maintained by the Company pursuant to Section 3.05 of the Indenture.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock, preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

“Capital Lease” means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP as in effect on the Closing Date.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP as in effect on the Closing Date, appear as a liability on a balance sheet of such Person.

“Closing Date” has the meaning assigned to that term in Schedule B to the Purchase Agreement.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

“Debt” means, without duplication, with respect to any Person, the sum of (a) liabilities for borrowed money, (b) liabilities (excluding accounts payable and other accrued liabilities arising in the ordinary course of business) for the deferred purchase price of property and conditional sale or title retention agreements, (c) Capital Lease Obligations, (d) liabilities for borrowed money secured by a Lien on property, (e) reimbursement obligations (contingent or otherwise) in respect of letters of credit, performance bonds or bankers’ acceptances, (f) obligations under any Hedging Agreements, (g) liabilities for Synthetic Leases, (h) obligations evidenced by bonds, debentures, notes or similar instruments and (i) any guarantee with respect to liabilities in clauses (a) through (h) above. All references to the principal amount of Debt outstanding at any time shall be understood to include not only the principal amount of any liabilities for borrowed money or of any bonds, debentures, notes or similar instruments, but also obligations (including those related to reimbursement obligations in respect of letters of credit, but excluding those in respect of interest, fees and other similar amounts) under all other types of Debt described in this definition.

“Default” means the occurrence and continuance of an event, which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Tenth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission.

“Financing Agreements” means the Indenture, including this Tenth Supplemental Indenture, the Purchase Agreement and the Bonds.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that could reasonably be expected to pose a hazard to health and safety, the removal of which could reasonably be expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Tenth Supplemental Indenture.

“Initial Bondholder” means each Bondholder listed on Schedule A to the Purchase Agreement purchasing any Bonds on the Closing Date.

“Institutional Investor” means (a) any Initial Bondholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Bonds and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Law” means any federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree or judgment to which the Company is a party).

“Make-Whole Amount” means, with respect to any Bond, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04  hereof or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04  hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Bonds), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Bondholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Property” means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Agreement” means that certain Bond Purchase Agreement, to be dated as of or about November 1, 2018, between the Company and the Initial Bondholders.

“Rate Base Assets” means assets of the Company which are included in the FERC’s determination of the Company’s revenue requirement under the OATT.

“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Revolving Credit Agreement” means the Company’s $225,000,000 Revolving Credit Agreement dated as of October 23, 2017.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Senior Secured Debt” means (i) the Bonds, (ii) the 6.150% First Mortgage Bonds, Series A due 2038 issued pursuant to the Indenture, (iii) the 7.27% First Mortgage Bonds, Series C due 2020 issued pursuant to the Indenture, (iv) the 4.60% First Mortgage Bonds, Series D due 2024 issued pursuant to the Indenture, (v) the 3.50% First Mortgage Bonds, Series E due 2027 issued pursuant to the Indenture, (vi) the 4.09% First Mortgage Bonds, Series F due 2043 issued pursuant to the Indenture, (vii) the 3.83% First Mortgage Bonds, Series G due 2055, (viii) the 4.16% First Mortgage Bonds, Series H due 2047 and (ix) other Securities Outstanding issued pursuant to the Indenture.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Bonds and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Synthetic Leases” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

“Tenth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

“Total Secured Amount” shall have the meaning assigned to that term in Section 6.10(a) hereof.

“Transmission Documents” shall have the meaning assigned to such term in the Purchase Agreement.

“Transmission System” means the transmission lines and towers; substations; switching stations and substations; circuit breakers; and all such other necessary facilities used for providing transmission service; in each case, owned by the Company.

ARTICLE TWO

TITLE, FORM AND TERMS AND CONDITIONS OF THE BONDS

Section 2.01.  The Bonds.

(a)                                 The Securities of this series to be issued under the Mortgage Indenture pursuant to this Tenth Supplemental Indenture shall be designated as “4.32% First Mortgage Bonds, Series I due 2051” (the “Bonds”) and shall be Securities issued under the Mortgage Indenture.

(b)                                 The Trustee shall authenticate and deliver the Bonds for original issue on the Closing Date in the aggregate principal amount of $175,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 4.01 of the Mortgage Indenture.

(c)                                  Interest on the Bonds shall be payable to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest (as specified in Section 2.01(e) below), except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit C.

(d)                                 The Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2051.

(e)                                  The Bonds shall bear interest at the rate of 4.32% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 6.32% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  Interest shall accrue on the Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for.  The Interest Payment Dates for the Bonds shall be May 1 and November 1 in each year, commencing May 1, 2019, and the Regular Record Dates with respect to the Interest Payment Dates for the Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(f)                                   Subject to Section 2.02 hereof, the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 240 Greenwich Street, New York, New York 10286, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be payable.  The office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon Trust Company, N.A., 111 Sanders Creek Corporate Center (Bldg), East Syracuse, New York 13057, shall be the place at which registration of transfer of the Bonds may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the  Bonds.

(g)                                  The Bonds shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(h)                                 All payments of the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(i)                                     The Bonds shall not be defeasible pursuant to Sections 9.04(b) or (c) of the Indenture and such Sections of the Indenture shall not apply to the Bonds.

(j)                                    The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C, and shall be issued in substantially such form.

Section 2.02.  Payment on the Bonds.

(a)                                 Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Bondholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)                                 So long as any Initial Bondholder or its nominee shall be a Bondholder, and notwithstanding anything contained in the Indenture, Section 2.02(a) hereof or in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Bondholder’s name in Schedule A to the Purchase Agreement, or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such Bond or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Bond, such Initial Bondholder shall surrender such Bond for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof.  Prior to any sale or other disposition of any Bond held by such Initial Bondholder or its nominee such Initial Bondholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company in exchange for a new Bond or Bonds pursuant to Section 3.05 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 3.08 of the Indenture with respect to any Bond, the transfer of which has not been so registered.  The Company will afford the benefits of this Section 2.02(b) to any

Institutional Investor that is the direct or indirect transferee of any Bond purchased by such Initial Bondholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Bondholder’s failure to perform its obligations under this Section 2.02(b).  Each Initial Bondholder and any such Institutional Investor by its purchase of its Bond agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Bondholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Bonds and the resignation or removal of the Trustee.

(c)                                  Notwithstanding anything to the contrary in Section 1.18 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Bonds shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Tenth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Bonds due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Bonds due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Bonds until the date of actual payment.

Section 2.03.  Mandatory Redemption of the Bonds.

Pursuant to Section 5.01 of the Mortgage Indenture, in the event that any one or more Dispositions during any consecutive 12-month period  yield Net Proceeds in excess of 10% of the Fair Value of the Mortgaged Property as of the last day of the fiscal quarter of the Company most recently ended, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period.  Any redemption of the Bonds pursuant to this Section 2.03 shall be made (i) at a Redemption Price equal to the principal amount of the Bonds being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Bonds so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof.

Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Bonds and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04.  Optional Redemption.

(a)                                 Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a Redemption Price equal to the principal amount of such Bonds plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Bonds are redeemed in part, the Bonds shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Bonds then Outstanding.

(b)                                 Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of the Company, in whole, on or after May 1, 2051 at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date.

(c)                                  Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, the redemption of the Bonds shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 5.02 of the Mortgage Indenture (which shall for purposes of this Tenth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 5.05 and 5.06 of the Mortgage Indenture.  The Company (or the Security Registrar, if so requested pursuant to Section 5.04 of the Mortgage Indenture) shall give each Bondholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such redemption.  Each such notice shall specify such date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such Bondholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation.  Two (2) Business Days prior to such redemption, the Company shall deliver to each Bondholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date.  The Trustee shall have no responsibility for such calculation.  Each notice of redemption shall be irrevocable and unconditional and the principal amount of each Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount (if applicable).  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Bond redeemed in full shall be surrendered (as contemplated by Section 2.02(b) hereof) to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any redeemed principal amount of any Bond.

(d)                                 Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, in the case of each partial redemption of the Bonds pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of each of the Bonds, and the principal amount of each of the Bonds to be so redeemed shall be allocated by the Trustee among all of the Bonds at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of each of the Bonds not theretofor called for redemption. Bonds selected to be redeemed will be redeemed in amounts of $250,000 and any integral multiple thereof and no Bonds of $250,000 or less can be redeemed in part.

Section 2.05.  Purchase of Bonds.

Except as may be agreed to by a Bondholder or Bondholders in connection with an offer made to all Bondholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Bonds except upon the payment or redemption of the Bonds in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel all Bonds acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Bonds pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for any such Bonds.

Section 2.06.  Payment upon Event of Default.

Upon any Bonds becoming due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, such Bonds will forthwith mature and the entire unpaid principal amount of such Bonds, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges that each holder of a Bond has the right to maintain its investment in the Bonds free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Bonds have become due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07.  Transfers.

In registering the transfer of any Bond in accordance with Section 3.05 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE THREE

ADDITIONAL COVENANTS

Section 3.01.  Affirmative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)                                 Use of Proceeds.  The Company shall apply the net proceeds from the issuance and sale of the Bonds to (i) repay the Company’s existing indebtedness under its Revolving Credit Agreement, partially fund capital expenditures and for general corporate purposes, and (ii) pay reasonable fees and expenses associated with the sale of the Bonds.

(b)                                 Compliance with Laws and Regulations.  The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(c)                                  Real Estate Filings.  To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee within six (6) weeks after the Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records.

(d)                                 Delivery of Opinions of Counsel.  The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Purchase Agreement.

Section 3.02.  Negative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)                                 Limitation on Lines of Business.  As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities.  From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)                                 Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Bondholders without the prior consent of the Bondholders of all the Outstanding Bonds.

ARTICLE FOUR

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01.  Events of Default.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.01 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 10.01 of the Mortgage Indenture, an “Event of Default”):

(a)                                 Material Covenants.  The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Bondholders under Section 7.1(b) of the Purchase Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(b)                                 Other Covenants.  The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 10.01(a), Section 10.01(b) or Section 10.01(d) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Purchase Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days (or ninety (90) days with respect to the covenant contained in Section 12.04 of the Mortgage Indenture) after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(c)                                  Representations.  Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Bondholder pursuant to the provisions of this Tenth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)                                 Debt.

(i)                                     The Company shall be in default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

(ii)                                  The Company shall be in default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(iii)                               As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 hereof or Section 5.01 of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)                                  Judgments.  Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)                                   Change in Ownership.  A Change in Ownership shall occur.

Section 4.02.  Acceleration of Maturity; Rescission and Annulment.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.02 of the Mortgage Indenture shall be supplemented as follows:

(a)                                 Acceleration of Maturity.  In addition to the provisions set forth in Section 10.02 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Bonds shall have occurred and be continuing, then in every such case each Holder of Bonds may declare the principal amount of the Bonds held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable.

ARTICLE FIVE

AMENDMENTS TO THE PROVISIONS

Subject to Article Six hereof:

(a)                                 Clause (d) of the definition of “Excepted Property” in the preamble of the Mortgage Indenture is hereby amended by deleting the phrase “for the purpose of sale or lease.”

(b)                                 The definition of “Authorized Officer” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “any two such Authorized Officers” with the phrase “any such Authorized Officer.”

(c)                                  The definition of “Company Order” or “Company Request” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “two Authorized Officers” with the phrase “an Authorized Officer.”

(d)                                 Clauses (b), (c), (d), (f) and (g) of the definition of “Investment Securities” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities” with the phrase “rated investment grade by a nationally recognized rating organization.”

(e)                                  Clause (c) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “Ten Million Dollars ($10,000,000)” with the phrase “Fifty Million Dollars ($50,000,000)” and by replacing the phrase “three percentum (3%)” with the phrase “ten percentum (10%),” and clause (q) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting the phrase “, provided that Purchase Money Liens, if any, with respect to the electric transmission assets of IP&L acquired by the Company in the Acquisition shall not be Permitted Liens.”

(f)                                   The definition of “Person” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “‘Person’ means any individual, corporation, limited liability company, partnership, limited liability partnership, association, company, joint stock company, joint venture, trust or unincorporated organization or any Governmental Authority.”

(g)                                  Section 1.08 of the Mortgage Indenture is hereby amended by replacing the phrase “Attention: Daniel J. Oginsky, Esq.” with the phrase “General Counsel.”

(h)                                 Section 1.13 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “In case any provision, or any portion of any provision, in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining potion or provisions shall not in any way be affected or impaired thereby.”

(i)                                     Section 1.17 of the Mortgage Indenture is hereby amended by replacing the phrase “Each of the Company and the Trustee hereby” with the phrase “Each of the Company, the Holders and the Trustee hereby.”

(j)                                    Section 6.01(b) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company covenants and agrees that it shall be lawfully possessed of the Mortgaged Property except for any legal defects or other failures to lawfully possess Mortgaged Property that do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company.”

(k)                                 Section 6.04 of the Mortgage Indenture is hereby amended by replacing the phrase “and (ii) obtain” with the phrase “and (ii) use its reasonable best efforts to obtain.”

(l)                                     Sections 6.07(b)(iii) and 6.07(c)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “seventy percentum (70%)” with the phrase “sixty six and two-thirds percentum (66 2/3%).”

(m)                             Section 6.09 of the Mortgage Indenture is hereby amended by replacing the phrase “or as may be requested by the Trustee” with the phrase “or as may be requested by the Trustee; provided that the Company shall not be required to record this Indenture or any supplemental indentures in any new jurisdiction in which it acquires property until it next issues Securities hereunder.”

(n)                                 Section 9.04(d)(i) of the Mortgage Indenture is hereby amended by replacing the phrase “on the respective Stated Maturities” with the phrase “on the respective Stated Maturities or Redemption Date.”

(o)                                 Sections 9.04(d)(ii) and 9.04(d)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “an Opinion of Counsel” with the phrase “an Opinion of Counsel, subject to the customary assumptions and exceptions” and the phrase “not recognize gain or loss” with the phrase “not recognize income, gain or loss.”

(p)                                 Section 11.03 of the Mortgage Indenture is hereby amended to add the following subsections:

“(o)                           The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under the Mortgage Indenture (as amended or supplemented) arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

(p)                                 Notwithstanding anything to the contrary contained in this Mortgage Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder.  The Company, the Trustee and the Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.”

(q)                                 Section 12.04(a) of the Mortgage Indenture is hereby amended by replacing the phrase “90 day” with the phrase “105 days.”

(r)                                    Section 12.04(b) of the Mortgage Indenture is hereby amended by replacing the phrase “45 days” with the phrase “60 days.”

(s)                                   Section 13.01 of the Mortgage Indenture is hereby amended by replacing the phrase “the Company shall not consolidate with or merge into any other corporation” with the phrase “the Company shall not consolidate with or merge into any other Person.”

(t)                                    The first paragraph of Section 13.01(b) of the Mortgage Indenture is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:  “the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the “Successor Person”) and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:”

(u)                                 Sections 1.01, 1.03, 13.01(b)(i), 13.01(b)(ii), 13.02 and 13.03 of the Mortgage Indenture are hereby amended by replacing the term “successor corporation” or “Successor Corporation,” as the case may be, with the term “Successor Person.”

(v)                                 Section 16.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company, its direct or indirect owners or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, past, present or future, of the Company or its direct or indirect owners or of any predecessor or successor Person, either directly or indirectly through the Company or its direct or indirect owners or any predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities.”

ARTICLE SIX

MISCELLANEOUS PROVISIONS

Section 6.01.  Execution of Tenth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed.  This Tenth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided.  The Bonds executed, authenticated and delivered under this Tenth Supplemental Indenture constitute a series of Securities and shall not be considered to be a part of a series of securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

Section 6.02.  Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.03.  Successors and Assigns.

All covenants and agreements in this Tenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.04.  Severability Clause.

In case any provision in this Tenth Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05.  Benefit of Tenth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Tenth Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Tenth Supplemental Indenture.

Section 6.06.  Execution and Counterparts.

This Tenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction.  The exchange of copies of this Tenth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Tenth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Tenth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 6.07.  Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Tenth Supplemental Indenture shall control, insofar as the rights between the Company and the Bondholders are concerned.

Section 6.08.  Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Tenth Supplemental Indenture.

Section 6.09.  Governing Law.

This Tenth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Tenth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Tenth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Tenth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 6.10.  Future Advances Secured.

(a)                                 Illinois Provisions. The Company acknowledges and agrees and intends that all advances made to it pursuant to issuances hereunder of the Securities, including all future issuances and advances related thereto whenever hereafter made, in an amount up to $175,000,000, together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture for a combined total principal amount of $1,085,000,000 plus interest thereon, and all fees, expenses and indemnities owing in respect of the Securities and the Financing Agreements, and all disbursements made by or on behalf of the Trustee for payment of taxes, levies, insurance or maintenance on the Mortgaged Property, with interest on such disbursements (the sum of all such Outstanding Securities, interest, fees, expenses, indemnities and disbursements is referred to as the “Total Secured Amount”), shall be a lien in the Total Secured Amount from the time this Tenth Supplemental

Indenture is recorded, as provided in 765 ILCS 5/39, et seq. for all amounts advanced or applied prior to the date hereof and within the period of eighteen (18) months after the date of recordation of this Tenth Supplemental Indenture. Except as amended hereby (in this Tenth Supplemental Indenture), the Mortgage Indenture, as previously amended, is hereby restated, adopted, ratified and confirmed.

(b)                                 Minnesota Provisions. Subject to the provision of the Mortgage Indenture which provides that notwithstanding anything to the contrary contained in the Mortgage Indenture enforcement of the Mortgage Indenture in Minnesota is limited to a debt amount of $26,866,430.00 under Chapter 287 of Minnesota Statutes, this Tenth Supplemental Indenture secures credit in the amount of ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture,  the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture for a total combined amount advanced of ONE BILLION EIGHTY-FIVE MILLION DOLLARS ($1,085,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

(c)                                  Missouri Provisions. This Tenth Supplemental Indenture secures present credit in the amount of ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture,  the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture, for a total combined amount advanced of ONE BILLION EIGHTY-FIVE MILLION DOLLARS ($1,085,000,000) together with future advances and obligations in an amount not to exceed ONE BILLION EIGHTY-FIVE MILLION DOLLARS ($1,085,000,000) for purposes of collateral located in the State of Missouri only. The future advances and future obligations secured hereby may be evidenced not only by the Securities herein described, but also such other notes, guarantees and other documents executed and delivered by the Company to the Trustee or Bondholders subsequent to the date hereof provided that, on the face or within the body thereof, such notes, guarantees or other documents state that they are secured by this Mortgage Indenture. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 6.11.  Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be).

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed as of the day and year first above written.

ITC MIDWEST LLC

By: ITC Holdings Corp., as Sole Member

By:	/s/ Gretchen L. Holloway
Name:	Gretchen L. Holloway
Title:	Senior Vice President and Chief Financial Officer

Drafted by:

Elizabeth B. Hardin

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, NY 10005

Phone: (212) 530-5000

After Recorded, Return to:

Dykema Gossett PLLC

10 South Wacker Drive, Suite 2300

Chicago, Illinois 60606

Attention:  Carol O’Connell

Phone: (312) 627-2303

Signature Page to

Tenth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

Signature Page to

Tenth Supplemental Indenture

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
) ss.
COUNTY OF OAKLAND	)

On the 28th day of September 2018 before me, the undersigned notary public, personally came Gretchen L. Holloway, Senior Vice President and Chief Financial Officer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole member of ITC Midwest LLC, a limited liability company organized under the laws of the State of Michigan, and acknowledged that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ Cynthia Alain

By:	Cynthia Alain, Notary Public
Oakland County, Michigan
My Commission Expires 9/19/2021
Acting in the County of Oakland

osnge es County of who proved to me on-th e---:-ba-s-:-is-of-=-s-a-.ti:-sf-=-a-ct_o_ry_e_v-:-id-.e_n_c_e-to---=-b-e-.th_e_p_e_r-so-n--=ii6i-r-w-.h:-o-s-e-n-a-m-e-:-M is:-let re--, ACKNOWLEDGMENT State of California L A 1 onSeptember 28,2018before me, Alex Dominguez, Notary Public (insert name and title of the officer) personally appeared Karen Yu subscribed to the within instrument and acknowledged to me tha she/ executed the same in -Mw'herAI=tetfauthorized capacity!ifisr. and that by..M/her/ ignature%on the instrument the person, or the entity upon behalf of which the personMacted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature --=--..,. :;...._ """"""'"--==---2=--{seal) A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

ACKNOWLEDGMENT

State of California
County of Los Angeles)

personally appeared Karen Yu,
who proved to me on the basis of satisfactory evidence to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that ~~he~~/she/~~they~~ executed the same in ~~his~~/her/~~their~~ authorized capacity(~~ies~~), and that by ~~his~~/her/~~their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

WITNESS my hand and official seal.

ALEX DOMINGUEZ
COMM. #2145379
Notary Public - California
Los Angeles County
My Comm. Expires Mar. 6, 2020

Signature _____________ (Seal)

Schedule 1

The recording information for the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture is as follows:

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Adair IA	File 08-0110 in Book 586; Page 304	File 08-0111 in Book 589; Page 223	File 08-1956 Book 612; Page 34	File 08-1957 in Book 612; Page 105	File No. 09/1402, in Book 628, Page 150		Instr. 2011-1465, in Book 661; Page 183	Instr. 2013-0311 in Book 684, Page 148	Inst. # 2015-0179 Book 716 Page 1	Doc. # ES17-0117 BK: 750 PG: 1
Allamakee IA	Doc. 2008-148	Doc. 2008-149	Doc. 2008-3187	Doc. 2008-3188	Doc. 2009-3227		Doc. 2011 2980	Doc. 2013 643	Doc. # 2015 570	Doc. # 2017 539
Appanoose IA	Book 2008; Page 124	Book 2008; Page 125	Book 2008; Page 2717	Book 2008; Page 2718	Book 2009, Page 2237		Book 2011; Page 2296	Book 2013, Page 671	Book 2015 Page 476	Book 2017 Page 446
Audubon IA	Doc. 08-0102	Doc. 08-0103	Doc. 08-1345	Doc. 08-1346	Doc. 09-1338		Doc. 11-1729	Doc. 13-0397	Doc. # 15-0256	Doc. # 17-0296
Benton IA	Book 8; Page 291	Book 8; Page 292	Book 8; Page 5740	Book 8; Page 5743	Book 9, Page 5588	Box 11, Page 2657	Book 11; Page 4799	Book 13 Page 1167	Book 15 Page 605	Book E17 Page 0432
Black Hawk IA	Doc. 2008 014573	Doc. 2008 014576	Doc. 2009 00011582	Doc. 2009 00011583	File 2010-00011758, Instr. 200900017846		Doc. ID 004660170081; File No. 2012-00011133	Doc. ID 005095100084; File No. 2013-00019514	Doc. # 2015-00014953	Doc. # 201700016094
Bremer IA	Doc. 20080230	Doc. 20080231	Doc. 20085661	Doc. 20085662	Doc. 20095624		Doc. 20114759	Doc. 20131312	Doc. # 20151060	Doc. # 20170899
Boone IA	Book 2008; Page 0262	Book 2008; Page 0263	Book 2008; Page 5535	Book 2008; Page 5536	Book 2009, Page 5455	Doc. 112599	Book 2011; Page 4823	Book 2013, Page 1187	Book 2015 Page 0933	Inst. # 171043

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Buchanan IA	Doc. 2008R00212	Doc. 2008R00213	Doc. 2008R04324	Doc. 2008R04325	Instrument #2009R03990	Instrument #2011R02065	Instrument #2011R03717	Instrument #2013R00924	Instr. # 2015R00743	Doc. # 2017R00865
Buena Vista IA	Doc. 080166	Doc. 080167	Doc. 083608	Doc. 083609	Book 093848		Book 113483	Fee Book 130858	Fee Book 150609	Inst. # 170591
Butler IA	Inst. 2008-0307	Inst. 2008-0308	Inst. 2008-5268	Inst. 2008-5269	Instrument No. 2009-4808		Instr. 2011-4271	Doc. 2013-1200	Instr. # 2015-0685	Doc. # 2017-0707
Cass IA	Book 2008; Page 115	Book 2008; Page 116	Book 2008; Page 2833	Book 2008; Page 2834	Book 2009, Page 2608		Doc. ID 000830740081; Book 2011; Page 2359	Doc ID 000941410084; Book 2013, Page 551	Book 2015 Page 419	BK: 2017 PG: 472
Cedar IA	Doc. 2008-264 in Book 881; Page 1	Doc. 2008-265 in Book 882; Page 1	Doc. 2008-4393 in Book 924; Page 107	Doc. 2008-4394 in Book 924; Page 178	Doc. 2009-4512 in Book 978, Page 1-84		Doc. 2011-4180 in Book 1083; Page 210-290	Doc. 2013 980 in Book 1161; Page 162-245	Book 1259 Page 120-249 Doc. # 2015-724	BK: 1354 PG: 322
Cerro Gordo IA	Doc. 2008-391	Doc. 2008-392	Doc. 2008-8821	Doc. 2008-8822	Doc. 2009-9707	Doc. 2011-4841	Doc. 2011-8626	Doc. 2013-1970	Doc. # 2015-1550	Doc. # 2017-1416
Chickasaw IA	Fee Book 2008-0121	Fee Book 2008-0122	Fee Book 2008-2385	Fee Book 2008-2386	Book 2009-2295		Fee Book 2011-2217	Fee Book 2013-0516	Fee Book 2015-0330	Doc. # 2017-0339
Clarke IA	Doc. 2008-0164 Book 175A; Page 1	Doc. 2008-0165 Book 175B; Page 1	Doc. 2008-2747 Book 104; Page 168	Doc. 2008-2748 Book 104; Page 240	File No. 2009-2305 Book 2009G, Page 768-851	Fee Box 2011-1471	Fee Book 2011-2542	Fee Book 2013-0514	Fee Book 2015-0414	Book E17 Page 85
Clay IA	Book 2008; Page 190	Book 2008; Page 191	Book 2008; Page 3615	Book 2008; Page 3616	Book 2009, Page 3942		Book 2011; Page 3469	Book 2013; Page 872	Book 2015 Page 744	BK: 2017 PG: 655
Clayton IA	Doc. 2008R00197	Doc. 2008R00198	Doc. 2008R04287	Doc. 2008R04288	Doc. 2009RO4258		Doc. 2011R04585	Doc. 2013R01207	Doc. # 2015R00754	Doc. # 2017R00853

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Clinton IA	Doc. 2008-00537	Doc. 2008-00538	Doc. 2008-09202	Doc. 2008-09203	Doc. 2009-10462	Doc. 2011-05291	Doc. 2011-09597	Doc. 2013-02200	Doc. # 2015-01855	Doc. # 2017-01726
Dallas IA	Book 2008; Page 823	Book 2008; Page 824	Book 2008; Page 16507	Book 2008; Page 16508	Book 2009, Page 19465		Book 2011; Page 17729	Book 2013; Page 5316	Book 2015 Page 3907	Book 2017 Page 4725
Davis IA	Doc. 2008-0069 in Book 142; Page 001	Doc. 2008-0070 in Book 143; Page 001	Doc. 2008-1804 in Book 150; Page 437	Doc. 2008-1805 in Book 150; Page 508	Doc. 2009-1438, in Book 156, Page 193		Doc. 2011-1595 in Book 168; Page 850	Doc. 2013-0359 in Book 178; Page 872	Book 193 Page 199 Doc. # 2015-0448	Doc. # E17-0066 BK: 207 PG: 199
Decatur IA	Book 2008 Page 0096	Book 2008 Page 0097	Book 2008 Page 1769	Book 2008 Page 1770	Book 2009 Page 1558		Book 2011 Page 1706	Book 2013 Page 0396	Book 2015 Page 0308	BK: 2017 PG: 0279
Delaware IA	Book 2008 Page 203	Book 2008 Page 204	Book 2008 Page 3805	Book 2008 Page 3806	Book 2009 Page 4636	Book 2011 Page 2326	Book 2011 Page 4047	Book 2013 Page 1035	Book 2015 Page 664	Book 2017 Page 780
Des Moines IA	Doc. 2008-000259	Doc. 2008-000260	Doc. 2008-006411	Doc. 2008-006412	Doc. 2009-005787		Doc. 2011-005208	Doc. 2013-001273	Inst. # 2015-001221	Doc. # 2017-001261
Dickinson IA	Inst. 08-00303 Book 358; Page 1	Inst. 08-00304 Book 359; Page 1	Inst. 08-07217 Book 378; Page 81	Inst. 08-07218 Book 378; Page 153	Instr. No. 09-07844 Book 405, Page 745		Instr. No. 11-6501 Book 448; Page 259	Instr. No. 13-01462 Book 482, Page 269	Inst. # 15-01270	Doc. # 17-01272
Dubuque IA	Doc. 005881650969 File 2008-00000799	Doc. 005881660839 File 2008-00000800	Doc. 006251360071 File 2008-00017283	Doc. 006251370027 File 2008-00017284	File 2009-00022604, Doc ID: 006630620084	File 2011-00010285, Doc ID: 007105460102	File 2011-00019263; Doc. 007236560081	File 2013-00005054; Doc ID 007648000084	Doc. # 2015-00003219	Doc. # 201700003013
Emmet IA	Doc. 2008-00133	Doc. 2008-00134	Doc. 2008-02245	Doc. 2008-02246	Book 2009-02052		Fee Book 2011-01763	Fee Book 2013-00391	Fee Book 2015-00264	Doc. # 2017-11583
Fayette IA	Book 2008 Page 192	Book 2008 Page 193	Book 2008 Page 3833	Book 2008 Page 3834	Book 2009 Page 3700		Book 2011 Page 3503	Book 2013 Page 965	Book 2015 Page 661	Book 2017 Page 631

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Floyd IA	Book 2008 Page 0173	Book 2008 Page 0174	Book 2008 Page 3135	Book 2008 Page 3136	Book 2009 Page 3358		Book 2011 Page 2868	Book 2013 Page 0802	Book 2015 Page 0595	Book 2017 Page 0497
Franklin IA	Inst. 20080199	Inst. 20080200	Inst. 20082936	Inst. 20082937	Inst. 20092288	Inst. 20111230	Doc. 20112331	Inst# 20130748	Inst. # 20150490	Doc. # 20170577
Greene IA	Doc. 2008-0120 Book 182; Page 1	Doc. 2008-0121 Book 183; Page 1	Doc. 2008-2215 Book 186; Page 50	Doc. 2008-2216 Book 186; Page 121	Instr. 2009-1917 Book 188, Page 832	Instr. 2011-1271, in Book 193, Page 2	Instr. 2011-2160 in Book 2011; Page 2160	Instr. 2013-0440 in Book 198, Page 370	Inst. # 2015-0448 Book 203 Page 458	Doc. # 2017-0572
Grundy IA	Book 2008; Page 0174	Book 2008; Page 0175	Book 2008; Page 2703	Book 2008; Page 2704	Book 2009, Page 2708		Book 2011; Page 2562	Book 2013; Page 0682	Book 2015 Page 0445	Doc. # 2017-0475
Guthrie IA	Book 2008; Page 0226	Book 2008; Page 0227	Book 2008; Page 3261	Book 2008; Page 3262	Doc. 3080, in Book 2009		Book 2012; Doc. 0067	Book 2013; Doc. 0777	Fee Book 2015-0555	BK: 2017 PG: 0650
Hamilton IA	Doc. 2008-151	Doc. 2008-152	Doc. 2008-3153	Doc. 2008-3154	Doc. 2009-3260	Doc. 2011-1650	Doc. 2011 3012	Doc 2013 735	Doc. # 2015-548	Doc. # 2017 637
Hancock IA	Inst. 08-0141	Inst. 08-0142	Inst. 08-2693	Inst. 08-2694	Instr. 09-2499		Fee Book 11-2596	Fee Book 13-0559	Inst. # 15-0491	Inst. # 17-0370
Hardin IA	Doc. 2008-0248	Doc. 2008-0249	Doc. 2008-3898	Doc. 2008-3899	Doc. 2009-3646	Document 2011 1986	Doc. 2011 3589	Doc. 2013 0832	Doc. #2015 0591	YR: 2017 NO: 0651
Henry IA	Book 2008; Page 0160	Book 2008; Page 0161	Book 2008; Page 3507	Book 2008; Page 3508	Book 2009, Page 3283		Book 2011; Page 3111	Book 2013; Page 0783	Book 2015 Page 0585	Book 2017 Page 0615
Howard IA	Doc. 2008-1376 in Book 358; Page 1 and Book 359; Page 501	Doc. 2008-1377 in Book 360; Page 1 and Book 361; Page 501	Doc. 2008-1253 in Book 2008; Page 1253	Doc. 2008-1254 in Book 2008; Page 1254	Doc. 2009-2183, in Book 2009, Page 2183		Doc. 2011 1758, in Book 2011; Page 1758	Doc. 546, in Book 2013; Page 546	Book 2015 Page 409	BK: 2017 PG: 348

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Iowa IA	Doc. 2008-2278 in Book 840; Page 68	Doc. 2008-2279 in Book 841; Page 1	Doc. 2008-1602 in Book 867; Page 177	Doc. 2008-1603 in Book 867; Page 248	Doc. 2009-2010, in Book 900, Page 313-396		Doc. 3747 in Book 2011; Page 14549-14629.	Doc 973 in Book 2013; Page 4008-4091	Book 2015 Page 2484-2613	Doc. # 748 BK: 2017 PG: 2858
Jackson IA	Book 2008; Page 244	Book 2008; Page 245	Book 2008; Page 4572	Book 2008; Page 4573	Book 2009, Page 4798		Book 2011; Page 4945.	Book 2013, Page 1135	Book 2015 Page 864	Doc. # 17-963 BK: 2017 PG: 963
Jasper IA	Doc. 001695150969 File 2008-00000315	Doc. 001695160839 File 2008-00000316	Doc. 001766650071 File 2008-00007158	Doc. 001766660027 File 2008-00007159	File 2009-00007455, Doc ID: 001844880084		File 2011-00006958; Doc. 001995920081	File 2013-00001754	File # 2015-00001428	Inst. # 201700001675
Jefferson IA	Doc. 2008-0157	Doc. 2008-0158	Doc. 2008-3103	Doc. 2008-3104	Doc. 2009-2869		Doc. 2011-2700	Doc. 2013-06871	2015-0482	Doc. # 2017-0567
Johnson IA	Doc. 021063550969 in Book 4254; Page 1	Doc. 021063560839 in Book 4255; Page 1	Doc. 021339090071 in Book 4373; Page 416	Doc. 021339100027 in Book 4373; Page 487	Book 4538, Page 166-249, Doc ID: 021703810084	Book 4779, Page 738-839, Doc ID: 022244150101	Doc. ID 022385240081 in Book 4845, Page 616-696	Doc. ID 022871530084 in Book 5066, Page 733-816	Book 5344 Pg. 172-301	Book 5628 Page 1
Jones IA	Fee Book 2008-0178	Fee Book 2008-0179	Doc. 2008-3697	Doc. 2008-3698	Book 2009-4074	Fee Book 2011 1859	Fee Book 2011 3210	Fee Book 2013 0787	# 2015-0709	# 2017-0711
Keokuk IA	Fee Book 2008-0112	Fee Book 2008-0113	Fee Book 2008-2094	Fee Book 2008-2095	Book 2009-2073		Fee Book 2011 2001	Fee Book 2013-0492	Fee Book 2015-0315	Inst. # E20170076
Kossuth IA	Doc. 2008-236	Doc. 2008-237	Doc. 2008-4405	Doc. 2008-4406	Doc. 2009-4819		Doc. 2011 4228	Doc. 2013 1234	Book 2015 Page 762	Doc. # 2017 827 Book 2017 Page 827

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Lee IA	Doc. 2008-171 (North) Doc. 2008-104 (South)	Doc. 2008-172 (North) Doc. 2008-105 (South)	Doc. 2008-4032 (North) Doc. 2008-2900 (South)	Doc. 2008-4033 (North) Doc. 2008-2901 (South)	Doc. 2009-3738 (North) Doc. 2009-2969 (South)		Doc. 2011 3260 (North) Doc. 2011 2701 (South)	Doc. 2013 738 (North) Doc. 2013 653 (South)	Book 2015 Page 1088(1)	Book 2017 Page 1137
Linn IA	Doc. 01289 0130969 Inst. 2008 00039315 Book 6889; Page 1	Doc. 01289 0140843 Inst. 2008 00039316 Book 6890; Page 1	Doc. 013846 140071 Inst. 2009 00033364 Book 7144; Page 338	Doc. 013846 150027 Inst. 2009 00033365 Book 7144; Page 409	Doc ID: 01465 7820084 Book 7486, Page 1-84	Doc ID: 015 780150102 Book 8001, Page 132-233	Doc. 019 540880081 Book 8145; Page 206-286	Doc. 020 433330084 Book 8620; Page 376-459	Book 9199 Page 438-567	BK: 9789 PG: 94
Louisa IA	Fee Book 2008-1338	Fee Book 2008-1339	Fee Book 2008-0976	Fee Book 2008-0977	Book 2009-0874		Fee Book 2011-1011	Fee Book 2013-1477	Fee Book 2015-0246	Doc. # E-170186
Lucas IA	Doc. 2008-0091 in Book 2008A; Page 1	Doc. 2008-0092 in Book 2008B; Page 1	Doc. 2008-1614 in Book G2008; Page 409	Doc. 2008-1615 in Book G2008; Page 480	Inst. 2009-11529, in Book F2009, Page 549-632		Instr. 2011-2299 in Book A2012, Page 74-154	Instr. 2013-0434 in Book C2013, Page 1-84	Inst. # 2015-0378 Book B2015 Page 345-474	Inst. # E170110
Lyon IA	Book 2008 Page 212	Book 2008 Page 213	Book 2008 Page 3053	Book 2008 Page 3054	Book 2009 Page 3163		Book 2011 Page 3064	Book 2013 Page 745	Book 2015 Page 508	Book 2017 Page 706
Madison IA						Book 2011 Page 1881	Book 2011 Page 3391	Book 2013 Page 845	Book 2015 Page 733	BK: 2017 PG: 870
Mahaska IA	Book 2008; Page 198	Book 2008; Page 199	Book 2008; Page 4119	Book 2008; Page 4120	Book 2009, Page 4038		Book 2011; Page 3543	Book 2013; Page 993	Doc. # 2015-849	BK: 2017 PG: 862

(1)           The offices of Lee County (North) and Lee County (South) were consolidated on February 23, 2015.

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Marshall IA	Doc. 002901080969 File 2008-00000387	Doc. 002901090839 File 2008-00000388	Doc. 003110950071 File 2008-00007491	Doc. 003110960027 File 2008-00007492	File 2009-00007193, Doc. ID 003283170084	File No. 2011-00003804	Doc. 003023790081; File 2011-00006960	Doc. 003145730084; File 2013-00001607	Doc. # 2015-00001190	Doc. # 201700001314
Mitchell IA	Book 2008; Page 112	Book 2008; Page 113	Book 2008; Page 2427	Book 2008; Page 2428	Book 2009, Page 2613		Book 2011; Page 2080	Book 2013; Page 528	Book 2015 Page 414	BK: 2017 PG: 466
Monroe IA	Book 2008; Page 86	Book 2008; Page 87	Book 2008; Page 1922	Book 2008; Page 1923	Book 2009, Page 1850		Book 2011; Page 1801.	Book 2013, Page 382	Book 2015 Page 428	BK: 2017 PG: 292
Muscatine IA	Doc. 2008-00387	Doc. 2008-00388	Doc. 2008-06927	Doc. 2008-06928	Doc. 2009-07544		Doc. 2011-05769	Doc. 2013-01381	Inst. # 2015-01068	Inst. # 2017-01268
Osceola IA	Book 2008; Page 80	Book 2008; Page 81	Book 2008; Page 2023	Book 2008; Page 2024	Book 2009; Page 1693		Book 2011; Page 1589.	Book 2013; Page 346	Book 2015 Page 330	BK: 2017 PG: 333
Palo Alto IA	Book 2008; Page 121	Book 2008; Page 122	Book 2008; Page 2472	Book 2008; Page 2473	Book 2009, Page 2228		Book 2011; Page 2105	Book 2013; Page 538	Book 2015 Page 462	BK: 2017 PG: 411
Pocahontas IA	Doc. 2008-107 in Book 179; Page 1	Doc. 2008-108 in Book 180; Page 1	Doc. 2008-1924 in Book 186; Page 98	Doc. 2008-1925 in Book 186; Page 169	Doc 2009-1736, in Book 193, Page 126-209		Doc. 2011 1682 in Book 207; Page 104-184	Doc. 2013 317 in Book 217, Page 275-358	Book 230 Page 470-599 Document 2015-279	Doc. # 2017 E1190 BK: 243 PG: 430
Polk IA	Doc. 020740580969 File 2008-00054845 in Book 12513; Page 1	Doc. 020740590839 File 2008-00054846 in Book 12514; Page 1	Doc. 021787280071 File 2009-00038437 in Book 12854; Page 894	Doc. 021787330027 File 2009-00038438 in Book 12854; Page 965	File 2010-00047634, Book 13303, Page 176-259, Doc ID 023094290084		Doc. 025439970081 in Book 14093; Page 416-496	Doc. 027145900084 in Book 14710; Page 908-991	Book 15509 Page 147-276 File # 2015-00082061	Doc. # 2016 00078456 BK: 16413 PG: 1

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Poweshiek IA	Doc. 0230 in Book 823; Page 1	Doc. 0231 in Book 824; Page 1	Doc. 4014 in Book 0842; Page 0221	Doc. 4015 in Book 0842; Page 0292	File No. 3948, in Book 0863, Page 0393		File No. 3063 in Book 0901; Page 0171	File No. 0780 in Book 0927, Page 0415	Inst. # 2015-00755	Doc. # 2017-00762
Ringgold IA	Inst. 2008-00000091 Book 327; Page 1	Inst. 2008-00000092 Book 328; Page 1	Inst. 2008-00001525 Book 334; Page 64	Inst. 2008-00001526 Book 334; Page 135	Instr. 2009-00001424 Book 339, Page 823		Instr. 2011-00001615 Book 369; Page 118	Instr. 2013-00000399 Book 392, Page 245	Book 422 Page 61 Inst. # 2015-00000336	Doc. # 2017-00000294 BK: 451 PG: 1
Scott IA	Doc. 016584770969 File 2008-00001602	Doc. 016584780839 File 2008-00001603	Doc. 017068630071 File 2008-00032813	Doc. 017068640027 File 2008-00032814	File 2009-00037177, Doc ID 017551650084		File 2012-00000547; Doc. 018863370081	File 2013-00009816; Doc. 019469450084	File 2015-00006784	Doc. # 201700006618
Sioux IA	File 2008; Card 437	File 2008; Card 438	File 2008; Card 7846	File 2008; Card 7847	File 2009, Card 8619		File 2011; Card 6891	Book 2013; Page 1720	File 2015 Card 1237	BK: E17 PG: 212
Story IA	Inst. 2008-00000615	Inst. 2008-00000616	Inst. 2008-00012971	Inst. 2008-00012972	Instr. 2009-00014946	Instr. 2011-00006755	Instr. 2011-00012790	Instr. 2013-00003192	Inst. # 2015-00002292	Doc. # 2017-02355
Tama IA	Doc. 2008-0238 in Book 817; Page 460	Doc. 2008-0239 in Book 820; Page 289	Doc. 2008-3781 in Book 842; Page 74	Doc. 2008-3782 in Book 842; Page 145	Fee Book 2009-3424, in Book 864, Page 290		Fee Book 2011-3671 in Book 897; Page 469	Fee Book 2013-0886 in Book 916; Page 770	Fee Book 2015-0770	BK: 969 PG: 1
Taylor IA	Doc. 2008786 Book 161; Page 8	Doc. 2008787 Book 161; Page 9	Doc. 2009628 Book 163; Page 215	Doc. 2009629 Book 163; Page 287	Doc. 2010569 Book 165, Page 587		Doc. 12688, Book 105; Page 647	Doc. 131294 Book 174; Page 349	Book 109 Page 960	BK: 112 PG: 528

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Union IA	Doc. 00000140 in Book 911; Page 1	Doc. 00000141 in Book 914; Page 1	Doc. 00002690 in Book 943; Page 1	Doc. 00002691 in Book 943; Page 72	Doc. 00002419, in Book 968, Page 175, Instr. 00002419		Doc. 00002397 in Book 1015; Page 1	Doc. 00000612 in Book 1048, Page 48	Book 1097 Page 121 Inst. # 2015-00000431	Doc. # 2017-00000402 BK: 1144 PG: 1
Van Buren IA	Doc. 2008-48 in Book 142; Page 444	Doc. 2008-49 in Book 143; Page 343	Doc. 2008-1474 in Book 148; Page 747	Doc. 2008-1475 in Book 148; Page 818	Doc 2009-1496, in Book 154, Page 1		Doc. 2011 1469	Doc. 2013-380	Doc. # 2015-306	Doc. # 2017 312
Wapello IA	Book 2008; Page 0275	Book 2008; Page 0276	Book 2008; Page 5994	Book 2008; Page 5995	Book 2009, Page 5649		Book 2011; Page 5430	Book 2013 Page 1255	Book 2015 Page 1054	BK: 2017 PG: 1102
Warren IA						Fee Book 2011-5477	Fee Book 2011-10217	Fee Book 2013-2694	Fee Book 2015-1862	Doc. # 2017-2177
Washington IA	Book 2008; Page 0211	Book 2008; Page 0212	Book 2008; Page 4793	Book 2008; Page 4794	Book 2009, Page 5649		Book 2011; Page 4382	Book 2013, Page 1022	Book 2015 Page 0887	BK: 2017 PG: 0948
Wayne IA	Inst. 08-0123 Book 119; Page 670	Inst. 08-0124 Book 119; Page 1640	Inst. 08-2205 Book 121; Page 484	Inst. 08-2206 Book 121; Page 555	Instr. 09-1957, Book 122, Page 854-937		Instr. 2011-2162 in Book 126; Page 186-266	Instr.2013-0502 in Book 129, Page 192.	Book 133 page 655-784	BK: 138 PG: 542
Webster IA	Inst. 2008-335	Inst. 2008-336	Inst. 2008-07262	Inst. 2008-07263	Instr. 2009-07068		Instr. 2011-06498	Instr. 2013-01602	Inst. # 2015-01292	Doc. # 2017-01106 BK 2017 PG 1106
Winnebago IA	Book 2008; Page 0076	Book 2008; Page 0077	Book 2008; Page 2035	Book 2008; Page 2036	Book 2009, Page 2211		Fee Book 2011-1847,	Fee Book 2013-0447	Fee Book 2015-0376	Doc. # 2017-0333

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Winneshiek IA	Book 2008; Page 197	Book 2008; Page 198	Book 2008; Page 4570	Book 2008; Page 4571	Book 2009, Page 5633		Book 2011; Page 3832	Book 2013; Page 1049	Book 2015 Page 835	BK: 2017 PG: 789
Worth IA	Fee Book 20080149	Fee Book 20080150	Fee Book 20082712	Fee Book 20082713	Book 20092579		Fee Book 2011 2426	Fee Book 20130372	Fee Book 20150264	Doc. # 20170329
Wright IA	Book 08 Page 140	Book 08 Page 141	Book 08 Page 2559	Book 08 Page 2560	Book 09 Page 2543		Book 2011 Page 2412	Book 2013 Page 555	Book 2015 Page 513	BK: 2017 PG: 552

Carroll IL	Doc. 2008R-0150 in Book 924; Page 1	Doc. 2008R-0151 in Book 925; Page 1	Doc. 2008R-3462 in Book 960; Page 403	Doc. 2008R-3463 in Book 960; Page 473	Doc. 2009R-3847		Doc. 2011R-3000	Doc. 2013R-0688	Doc. # 2015R-0558	Doc. # 2017R-0565
Jo Daviess IL	Doc. 339743	Doc. 339744	Doc. 345826	Doc. 345827	Doc. 353333		Doc. 366326	Doc. 374116	Doc. # 383890	Doc. # 393519
Rock Island IL	Doc. 2008-01374	Doc. 2008-01375	Doc. 2008-26758	Doc. 2008-26759	Doc. 2009-27940		Doc. 2011-27145	Doc. 2013-06358	2015-04706	Doc. # 2017-04238
Whiteside IL	Doc. 410-2008	Doc. 411-2008	Doc. 9809-2008	Doc. 9810-2008	Doc. 10057-2009		Doc. 2011-08401	Doc. 2013-02025	Doc. # 2015-01576	Doc. # 2017-01463

Blue Earth MN	Doc. 481CR565	Doc. 481CR566	Doc. 489CR662	Doc. 489CR663	Doc. 498CR325		Doc. 514CR333	Doc. 522CR327	Doc. No. 539CR945	Doc. # 555CR543
Brown MN	Doc. 364356	Doc. 364357	Doc. 369232	Doc. 369233	Doc. 374910		Doc. 385128	Doc. 3923345	Doc. #401791	Doc. #A410717
Cottonwood MN	Doc. 255292	Doc. 255293	Doc. 258076	Doc. 258077	Doc. 260747		Doc. 266130	Doc. 269589	Doc. # 275047	Doc. # 279983

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Faribault MN	Doc. 342918	Doc. 342919	Doc. 346309	Doc. 346310	Doc. 349879		Doc. 356760	Doc. 361565	Doc. # 367803	Doc. # 374168
Fillmore MN	Doc. 362678	Doc. 362679	Doc. 368282	Doc. 368283	Doc. 376407		Doc. 386633	Doc. 393691	Doc. # 403016	Doc. # 411973
Freeborn MN Easement — Torrens	Doc. 474468 Doc. 109689	Doc. 474469 Doc. 109690	Doc. 479360 Doc. 110165	Doc. 479361 Doc. 110166	Doc. Nos. 485905 (A) 110681 (T)	Doc. Nos. 495228 (A) 111610 (T)	Doc. Nos. 497533 (A) 111878 (T)	Doc. Nos. A-505576 T-112590	Doc. # A-515868	Doc. # A-526444
Jackson MN	Doc. A251774	Doc. A251775	Doc. A254516	Doc. A254517	Doc. A257698	Doc. A262368	Doc. A263601	Doc. A267760	Doc. # A273071	Doc. # A278615
Le Sueur MN	Doc. 353162	Doc. 353163	Doc. 359395	Doc. 359396	Doc. 366253		Doc. 378017	Doc. 386706	Doc. #397601	Doc. # 409040
Martin MN	Doc. 2008R-392714	Doc. 2008R-392715	Doc. 2008R-397320	Doc. 2008R-397321	Doc. 2009R-401967	Doc. 2011R-408709	Doc. 2011R-410442	Doc. 2013R-416737	Doc. # 2015R-424518	Doc. # 2017R-432390
Mower MN	Doc. A000565139	Doc. A000565140	Doc. A000572171	Doc. A000572172	Doc. A000579676	Doc. A000591112	Doc. A000594205	Doc. A000604520	Doc. # A000618725	Doc. # A632143
Murray MN	Doc. 230354	Doc. 230355	Doc. 232821	Doc. 232822	Doc. 235452		Doc. 240400	Doc. 243780	Doc. # 248258	Doc. # 252781
Nobles MN	Doc. A317292	Doc. A317293	Doc. A321156	Doc. A321157	Doc. A325403		Doc. A333571	Doc. A339092	Doc. # A346533	Doc. # A354010
Olmsted MN	Doc. A1157194	Doc. A1157195	Doc. A1185995	Doc. A1185994	Doc. A-1218791		Doc. A1275597	Doc. A1316480	Doc. # A-1366460	Doc. # A1420062
Redwood MN	Doc. A326435	Doc. A326436	Doc. A329534	Doc. A329535	Doc. A 333004	Doc. A 338413	Doc. A339813	Doc. A344792	Doc. # A 350618	Doc. # A356477

County/ State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Rice MN										Doc. # A696301
Rock MN	Doc. 168189	Doc. 168190	Doc. 170372	Doc. 170373	Doc. 172760		Doc. 178165	Doc. 181544	Doc. # 185643	Doc. # 190293
Steele MN	Doc. A000354767	Doc. A000354768	Doc. A000361084	Doc. A000361085	Doc. A000368262	Doc. A000379062	Doc. A000381883	Doc. A000390422	Doc. # A000401277	Doc. # A000412253
Wabasha MN	Doc. A286205	Doc. A286206	Doc. A290867	Doc. A290868	Doc. A 295667		Doc. A304809	Doc. A 310823	Doc. # A318750	Doc. #326641
Waseca MN										Doc. # A310427
Watonwan MN	Doc. 207915	Doc. 207916	Doc. 210325	Doc. 210326	Doc. 212753		Doc. 217379	Doc. 220526	Doc. # 224648	Doc. # 228751
Winona MN	Doc. 525959	Doc. 525960	Doc. 534510	Doc. 534511	Doc. 544045		Doc. A560203	Doc. A572255	Doc. # A-586699	Doc. # A601699

Clark MO	Doc. 28353 Book 72; Page 37	Doc. 28354 Book 72; Page 38	Doc. 30039 in Book 72; Page 39	Doc. 30040 Book 72; Page 40	Doc. 31759		Doc. 35141	Doc. ID 37259	Book 2015 Page 316	BK: 2017 PG: 271

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Ninth Supplemental Indenture:

See Attached.

State	County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	GRANTOR	Grantee	Date Recorded	Document Number (Recorded)
Iowa
IA	ADAIR	ELECTRIC LINE EASEMENT	03/01/17	Sandra A. Lundy, Trustee of the Sandra A. Lundy Revocable Trust, dated March 29, 2011, and all successors in trust	ITC Midwest LLC	03/27/17	ES17-0125
IA	ADAIR	ELECTRIC LINE EASEMENT	03/14/17	V & R Farms, L.L.C.	ITC Midwest LLC	4/410/17	ES17-0150
IA	ADAIR	ELECTRIC LINE EASEMENT	06/13/17	Warren Kelloway, a Single Person	ITC Midwest LLC	07/28/17	ES17-0290
IA	ADAIR	ELECTRIC LINE EASEMENT	06/13/17	Sandra A. Lundy, Trustee of the Sandra A. Lundy Revocable Trust, dated March 29, 2011, and all successors in trust	ITC Midwest LLC	07/28/17	ES17-0292
IA	ADAIR	ELECTRIC LINE EASEMENT	06/26/17	Mark R. Oleson and Dee Ann Wedemeyer Oleson, Husband and Wife	ITC Midwest LLC	07/28/17	ES17-0293
IA	ADAIR	GUY AND ANCHOR EASEMENT	06/26/17	Mark R. Oleson and Dee Ann Wedemeyer Oleson, Husband and Wife	ITC Midwest LLC	07/28/17	ES17-0294
IA	ADAIR	ELECTRIC LINE EASEMENT	06/19/17

Milo Dean Pierce, a Single Person; Marillys J. Otteman and James Otteman, Wife and Husband; and Oliver D. Pierce and Marian K. Pierce, Trustees, and thier successors in trust, under the Oliver D. and Marian K. Pierce Trust dated March 9, 2012, as amended from time to time

					ITC Midwest LLC	07/31/17	ES17-0301
IA	ADAIR	ELECTRIC LINE EASEMENT	05/17/17	Lois Twidt and Kenneth D. Twidt, Wife and Husband; and Gary Wedemeyer, a Single Person	ITC Midwest LLC	07/31/17	ES17-0304
IA	ADAIR	ELECTRIC LINE EASEMENT	06/19/17	James P. Noland and Britnee M. Noland, Husband and Wife	ITC Midwest LLC	08/29/17	ES17-0364
IA	ADAIR	ELECTRIC LINE EASEMENT	07/28/17	Gregory A. Clay and Lori E. Clay, Husband and Wife	ITC Midwest LLC	09/21/17	ES17-0419
IA	ADAIR	VEGETATION MANAGEMENT EASEMENT	08/01/17	Bernard Charles Marnin and Debra Lynn Marnin as Trustees of the Bernard Charles Marnin and Debra Lynn Marnin Revocable Trust dated December 1, 1999	ITC Midwest LLC	09/21/17	ES17-0420
IA	ADAIR	ELECTRIC LINE EASEMENT	06/13/17	V & R Farms, L.L.C.	ITC Midwest LLC	09/28/17	ES17-0433
IA	ADAIR	ELECTRIC LINE EASEMENT	04/14/17	Brenda L. Irlmeier and David Irlmeier, Wife and Husband	ITC Midwest LLC	09/28/17	ES17-0434
IA	ADAIR	ELECTRIC LINE EASEMENT	04/14/17	Three C’s, a limited liability company	ITC Midwest LLC	09/28/17	ES17-0435
IA	ADAIR	OVERHANG EASEMENT	06/21/17	John W. Brincks Testamentary Trust, U/W/D 10-19-89, Gail Brincks, Trustee	ITC Midwest LLC	09/28/17	ES17-0436
IA	ADAIR	PARTIAL EASEMENT ASSIGNMENT	11/09/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	11/27/17	ES17-0558
IA	ADAIR	ELECTRIC LINE EASEMENT	11/30/17	Danny Joe Newell and Tori Newell, Husband and Wife	ITC Midwest LLC	12/13/17	ES17-0601
IA	ADAIR	ELECTRIC LINE EASEMENT	11/30/17	Charles Carney, as Trustee of the Charles Carney Revocable Trust dated September 29, 2014, as it may be amended from time to time	ITC Midwest LLC	12/13/17	ES17-0600
IA	ADAIR	ELECTRIC LINE EASEMENT	12/14/17	Sandra A. Lundy, Trustee of the Sandra A. Lundy Revocable Trust, dated March 29, 2011, and all successors in trust	ITC Midwest LLC	01/05/18	ES18-0031
IA	ADAIR	GUY AND ANCHOR EASEMENT	12/08/17	Stefany L. Bireline n/k/a Stefany Lea Fagan and MArcus Phillip Fagan, Wife and Husband	ITC Midwest LLC	01/05/18	ES18-0032
IA	ADAIR	ELECTRIC LINE EASEMENT	03/02/18	Bradley D. Garside and Kelly A. Garside, Husband and Wife	ITC Midwest LLC	03/15/18	2018-0377
IA	ADAIR	GUY AND ANCHOR EASEMENT	03/02/18	Bradley D. Garside and Kelly A. Garside, Husband and Wife	ITC Midwest LLC	03/15/18	2018-0378
IA	ADAIR	ELECTRIC LINE EASEMENT	03/22/18	Larry A. Wedemeyer and Arlene G. Wedemeyer, Husband and Wife	ITC Midwest LLC	04/09/18	2018-0535
IA	ADAIR	ELECTRIC LINE EASEMENT	3/29/18	Ernst Heritage Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	04/25/18	2018-0673
IA	ADAIR	GUY AND ANCHOR EASEMENT	03/22/18	Kelloway Farms, L.L.C.	ITC Midwest LLC	04/25/18	2018-0672

IA	ADAIR	ELECTRIC LINE EASEMENT	03/22/18	Kelloway Farms, L.L.C.	ITC Midwest LLC	04/25/18	2018-0666
IA	ADAIR	ELECTRIC LINE EASEMENT	03/22/18	Rex E. Noland and Connie K. Nol;and, Trustees and their Successors in Trust under the Rex and Connie Noland Revocable Trust	ITC Midwest LLC	04/25/18	2018-0667
IA	ALLAMAKEE	ELECTRIC LINE EASEMENT	07/05/17	Allen D. Stahl, a Single Person	ITC Midwest LLC	08/31/17	2017 1965
IA	APPANOOSE	TRUSTEE WARRANTY DEED	12/07/17	Lila R. Singley, Trustee of the Lila R. Singley Revocable Trust UA dated March 27, 2015, and any amendments thereto	ITC Midwest LLC	12/18/17	2017 2451
IA	BENTON	WARRANTY DEED	10/03/17	Joan Anders f/k/a Joan Werning and Donald Anders, Wife and Husband	ITC Midwest LLC	10/04/17	Book 17, Page 2278
IA	BOONE	PARTIAL EASEMENT ASSIGNMENT	05/15/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/23/17	172040
IA	BOONE	PARTIAL EASEMENT ASSIGNMENT	02/13/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	03/01/18	180747
IA	BOONE	MEMORANDUM OF OPTION	04/26/18	Archie Bell, a Single Person	ITC Midwest LLC	05/24/18	181953
IA	BOONE	MEMORANDUM OF OPTION	05/01/18	Douglas W. Johnson and Monika J. Johnson, Husband and Wife	ITC Midwest LLC	05/24/18	181954
IA	BOONE	MEMORANDUM OF OPTION	04/27/18	Gary D. Osweiler and Sueann A. Osweiler, Husband and Wife	ITC Midwest LLC	05/24/18	181955
IA	BOONE	MEMORANDUM OF OPTION	05/01/18	Nittobo America Inc.	ITC Midwest LLC	05/29/18	181994
IA	BOONE	MEMORANDUM OF OPTION	05/15/18	Jerome L. Behn and Dennise M. Behn, Husband and Wife	ITC Midwest LLC	6/12/18	182224
IA	BOONE	MEMORANDUM OF OPTION	05/11/18	Camp Courageous of Iowa Foundation	ITC Midwest LLC	06/12/18	182225
IA	BOONE	MEMORANDUM OF OPTION	05/11/18	W. Dewell Hollingsworth and Maureen M. Hollingsworth, Husband and Wife	ITC Midwest LLC	06/12/18	182226
IA	BOONE	MEMORANDUM OF OPTION	05/16/18	Faye D. Erickson, as Trustee of the Dale and Faye Erickson Revocable Trust	ITC Midwest LLC	6/13/18	182240
IA	BOONE	MEMORANDUM OF OPTION	05/15/18	Bradley Scott Talbert and Brenda L. Talbert, Husband and Wife	ITC Midwest LLC	06/13/18	182241
IA	BOONE	MEMORANDUM OF OPTION	05/16/18	Daniel N. Thomas and Darlene R. Thomas a/k/a Darlene Thomas, Husband and Wife	ITC Midwest LLC	06/13/18	182242
IA	BOONE	MEMORANDUM OF OPTION	05/14/18	Cory Fisher and Julie K. Fisher, Husband and Wife	ITC Midwest LLC	06/13/18	182250
IA	BOONE	MEMORANDUM OF OPTION	05/14/18	Burdean A. Braunschweig and Gloria J. Braunschweig, Husband and Wife	ITC Midwest LLC	06/13/18	182251
IA	BOONE	MEMORANDUM OF OPTION	05/21/18	Joseph E. Schaumburg and Miranda Schaumburg, Husband and Wife	ITC Midwest LLC	06/13/18	182252
IA	BOONE	MEMORANDUM OF OPTION	05/30/18	Alan W. Newman and Glennda R. Newman, Husband and Wife	ITC Midwest LLC	07/05/18	182625
IA	BOONE	MEMORANDUM OF OPTION	05/31/18	Jason J. Elswick and Kathryn L. Elswick, Husband and Wife	ITC Midwest LLC	07/05/18	182624
IA	BOONE	VEGETATION MANAGEMENT EASEMENT	02/07/18	Kim C. Barkmeier and Donna M. Laube n/k/a Donna M. Barkmeier, Husband and Wife	ITC Midwest LLC	07/13/18	182744
IA	BOONE	GUY AND ANCHOR EASEMENT	02/07/18	Kim C. Barkmeier and Donna M. Laube n/k/a Donna M. Barkmeier, Husband and Wife	ITC Midwest LLC	07/13/18	182746
IA	BOONE	VEGETATION MANAGEMENT EASEMENT	02/15/18	Cheryl Tilley, a Single Person	ITC Midwest LLC	07/13/18	182747
IA	BOONE	VEGETATION MANAGEMENT EASEMENT	02/07/18	Heather Morrissey, a Single Person	ITC Midwest LLC	07/13/18	182748
IA	BOONE	ELECTRIC LINE EASEMENT	12/15/17	Church of the Sacred Heart	ITC Midwest LLC	07/13/18	182749

IA	BOONE	ELECTRIC LINE EASEMENT	09/28/17	Marlin L. Elsberry and C. Jane Elsberry, Husband and Wife	ITC Midwest LLC	07/13/18	182750
IA	BOONE	OVERHANG EASEMENT	11/02/17	Boone Memorial Gardens Cemetery Association a/k/a Boone Memorial Gardens Cemetery Association, Inc.	ITC Midwest LLC	07/13/18	182751
IA	BOONE	ELECTRIC LINE EASEMENT	10/03/17	Patrick G. Hagan and Kathryn A. Hagan, Husband and Wife	ITC Midwest LLC	07/13/18	182752
IA	BOONE	ELECTRIC LINE EASEMENT	10/10/17	Heidi Ballwahn, a Single Person	ITC Midwest LLC	07/13/18	182753
IA	BOONE	ELECTRIC LINE EASEMENT	10/26/17	Roger R. Martin and Jane Martin, Husband and Wife, d/b/a Martin Oil Company	ITC Midwest LLC	07/13/18	182754
IA	BOONE	ELECTRIC LINE EASEMENT	12/04/17	Gerrit E. Long and Courtney J. Long, Husband and Wife	ITC Midwest LLC	07/13/18	182755
IA	BOONE	ELECTRIC LINE EASEMENT	09/25/17	Lowell F. Roney and Karen Kay Roney, Husband and Wife	ITC Midwest LLC	07/13/18	182756
IA	BOONE	ELECTRIC LINE EASEMENT	10/06/17	Ruth E. Shafer, a Single Person	ITC Midwest LLC	07/13/18	182757
IA	BOONE	ELECTRIC LINE EASEMENT	10/03/17	Steven E. Platter and Laurie R. Platter, Husband and Wife	ITC Midwest LLC	07/13/18	182758
IA	BOONE	ELECTRIC LINE EASEMENT	12/04/17	Timothy V. Fay a/k/a Timothy Victor Fay and Gayle J. Fay a/k/a Gayle Jean Faye, Husband and Wife	ITC Midwest LLC	07/13/18	182759
IA	BOONE	ELECTRIC LINE EASEMENT	10/26/17	Kurt T. Hilsabeck and Natalie A. Hilsabeck, Husband and Wife	ITC Midwest LLC	07/13/18	182760
IA	BOONE	ELECTRIC LINE EASEMENT	11/30/17	William Robert Hull a/k/a William R. Hull and Joan C. Hull, Husband and Wife	ITC Midwest LLC	07/13/18	182761
IA	BOONE	ELECTRIC LINE EASEMENT	11/30/17	George H. Wisecup and Carla M. Wisecup, Husband and Wife	ITC Midwest LLC	07/13/18	182762
IA	BOONE	ELECTRIC LINE EASEMENT	10/11/17	Boone County, Iowa	ITC Midwest LLC	07/17/18	182792
IA	BOONE	MEMORANDUM OF OPTION	06/21/18	Armando Alberti, Jr. and Laura Alberti, Husband and Wife	ITC Midwest LLC	07/20/18	182863
IA	BOONE	MEMORANDUM OF OPTION	06/11/18	RO-JA, Corp.	ITC Midwest LLC	07/23/18	182868
IA	BOONE	MEMORANDUM OF OPTION	06/28/18	Alec Palmitier and Jeana Palmitier, Husband and Wife	ITC Midwest LLC	08/08/18	183114
IA	BOONE	PARTIAL EASEMENT ASSIGNMENT	08/16/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	08/27/18	183415
IA	CASS	ELECTRIC LINE EASEMENT	11/11/16	Donna Harmsen, a Single Person	ITC Midwest LLC	04/17/17	Book 2017, Page 674
IA	CASS	ELECTRIC LINE EASEMENT	09/08/16	Tom G. Schultes and Lorilyn I. Schultes, Husband and Wife	ITC Midwest LLC	04/17/17	Book 2017, Page 675
IA	CASS	ELECTRIC LINE EASEMENT	11/29/16	Guy R. Lowrey and Mary K. Lowrey, Husband and Wife	ITC Midwest LLC	04/17/17	Book 2017, Page 678
IA	CASS	ELECTRIC LINE EASEMENT	09/16/16	Douglas G. Ring, a Single Person	ITC Midwest LLC	04/17/17	Book 2017, Page 679
IA	CASS	ELECTRIC LINE EASEMENT	09/03/16	Todd A. Kermoade, a Single Person	ITC Midwest LLC	04/17/17	Book 2017, Page 680
IA	CASS	ELECTRIC LINE EASEMENT	12/02/16	Clifford G. Merk and Helen E. Merk, Husband and Wife; and Wynona Bohemann and Dan J. Bohemann, Wife and Husband	ITC Midwest LLC	04/17/17	Book 2017, Page 681
IA	CASS	ELECTRIC LINE EASEMENT	08/30/16	Theodore Wickman, Jr. and Kay Audrey Wickman, Husband and Wife; and Theodore Wickman, Jr., Trustee of the Ann W. Wickman Residuary Trust established the 29th day of May, 2007	ITC Midwest LLC	04/17/17	Book 2017, Page 682
IA	CASS	ELECTRIC LINE EASEMENT	01/13/17	Ryan Reed Jensen and Eva Marie Jensen, Husband and Wife	ITC Midwest LLC	05/25/17	Book 2018, Page 1481
IA	CASS	MEMORANDUM OF OPTION	11/29/17	Timothy G. Akers, a Single Person	ITC Midwest LLC	12/19/17	Book 2017, Page 2271

IA	CASS	MEMORANDUM OF OPTION	11/29/17	Thomas G. Schultes, Trustee of the Thomas G. Schultes Revocable Trust, u/a/d November 18, 2016 and Lorilyn I. Schultes, Trustee of the Lorilyn I. Schultes Revocable Trust, u/a/d November 18, 2016	ITC Midwest LLC	12/19/17	Book 2017, Page 2274
IA	CASS	MEMORANDUM OF OPTION	12/14/17	Rodney R. Hagen a/k/a Rodney Hagen, a Single Person	ITC Midwest LLC	01/11/18	Book 2018, Page 81
IA	CASS	MEMORANDUM OF OPTION	03/07/18	Lynn Dorsey, Trustee of the Wilbur L. Dorsey Trust	ITC Midwest LLC	05/09/18	Book 2018, Page 828
IA	CASS	MEMORANDUM OF OPTION	02/19/18	Successor Trustee of the Clair Marnin Revocable Trust Agreement dated November 13, 2012, and Dawn Marnin as Trustee of the Dawn Marnin Revocable Trust Agreement dated November 13, 2012	ITC Midwest LLC	06/25/18	Book 2018, Page 1481
IA	CASS	MEMORANDUM OF OPTION	06/01/18	Richard Nelsen and Glennda M. Nelsen, Husband and Wife	ITC Midwest LLC	07/02/18	Book 2018, Page 1200
IA	CASS	MEMORANDUM OF OPTION	05/30/18	James C. Dory and Bette A. Dory, Husband and Wife	ITC Midwest LLC	07/02/18	Book 2018, Page 1201
IA	CASS	MEMORANDUM OF OPTION	05/31/18	Steve P. Wessling and Lana R. Wessling, Husband and Wife	ITC Midwest LLC	07/02/18	Book 2018, Page 1202
IA	CASS	MEMORANDUM OF OPTION	06/14/18	Mark Bernard Pettinger and Kathryn Jane Pettinger, Husband and Wife	ITC Midwest LLC	07/20/18	Book 2018, Page 1481
IA	CASS	MEMORANDUM OF OPTION	06/13/18	Brian D. Hansen and Kari Hansen, Husband and Wife	ITC Midwest LLC	07/20/18	Book 2018, Page 1353
IA	CASS	MEMORANDUM OF OPTION	06/14/18	Kevin C. Zimmerline and Denise J. Zimmerline, Husband and Wife	ITC Midwest LLC	07/20/18	Book 2018, Page 1354
IA	CASS	MEMORANDUM OF OPTION	06/04/18	Cody Carr, a Single Person; and Megan Carr, a Single Person	ITC Midwest LLC	08/08/18	Book 2018, Page 1480
IA	CASS	MEMORANDUM OF OPTION	06/15/18	Dillon Tire, Inc.	ITC Midwest LLC	08/08/18	Book 2018, Page 1481
IA	CEDAR	ELECTRIC LINE EASEMENT	04/13/17	DeWitt Bank & Trust as Custodian of a Self-directed IRA f/b/a Jerry A Soper	ITC Midwest LLC	07/11/17	2017 2116
IA	CEDAR	ELECTRIC LINE EASEMENT	04/03/17	Steven J. Wendt and Rebecca M. Wendt, Husband and Wife	ITC Midwest LLC	07/11/17	2017 2117
IA	CEDAR	ELECTRIC LINE EASEMENT	3/29/17	Mildred Mingst, Trustee of the Mildred Mingst Revocable Trust dated October 5, 2007	ITC Midwest LLC	07/11/17	2017 2118
IA	CEDAR	ELECTRIC LINE EASEMENT	03/28/17	William Elijah and Sharon E. Elijah, Husband and Wife	ITC Midwest LLC	07/11/17	2017 2119
IA	CEDAR	ELECTRIC LINE EASEMENT	04/10/17	Soper Family Partnership, LP, an Iowa Limited Partnership	ITC Midwest LLC	07/11/17	2017 2120
IA	CEDAR	ELECTRIC LINE EASEMENT	03/28/17	GCH Century Farm LLC, an Iowa Limited Liability Compny	ITC Midwest LLC	09/01/17	2017 2805
IA	CEDAR	ELECTRIC LINE EASEMENT	07/31/17	Casey A. Christian, a Single Person	ITC Midwest LLC	09/01/17	2017 2806
IA	CEDAR	ELECTRIC LINE EASEMENT	07/31/17	Bradley Thomas Pruess and Lindsey L. Pruess, Husband and Wife	ITC Midwest LLC	09/01/17	2017 2807
IA	CEDAR	OVERHANG EASEMENT	08/24/17	HLF Farms, LTD, a Texas Corporation	ITC Midwest LLC	09/21/17	2017 3064
IA	CEDAR	PARTIAL EASEMENT ASSIGNMENT	10/11/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	10/18/17	2017 3381
IA	CEDAR	SUBSTATION SITE EASEMENT AGREEMENT	11/16/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	11/22/17	2017 3761
IA	CEDAR	ELECTRIC LINE EASEMENT	10/20/17	Nicolette Marie Dierks n/k/a Nicolette Marie Welch and Andrew Welch, Wife and Husband	ITC Midwest LLC	12/19/17	2018 1482
IA	CEDAR	GUY AND ANCHOR EASEMENT	10/11/17	Paul Vander Heiden a/k/a Paul M. Vander heiden and Stacy Vander Heiden a/k/a Stacy L. Vander Heiden, Husband and Wife	ITC Midwest LLC	01/12/18	2018 133
IA	CEDAR	ELECTRIC LINE EASEMENT	10/26/17	Dean Ulrich and Julie Ulrich, Husband and Wife	ITC Midwest LLC	05/31/18	2018 1666
IA	CEDAR	ELECTRIC LINE EASEMENT	07/05/17	Becky Ahrens, Connie Goldsberry, and Kathy Schumacher as Co-Executors of the Estate of Lois B. Fisher	ITC Midwest LLC	05/31/18	2018 1667

IA	CEDAR	ELECTRIC LINE EASEMENT	11/13/17

Matthew A. Crock, as Trustee of the Revocable Trust Agreement of Alreta M. Crock, dated September 26, 2008; and Matthew A. Crock, as Trustee of the Vicki L. Crock Revocable Trust dated July 13, 2010, Douglas Crock a Single Person; William crock, a Single Person; Ellen Forang and Wayne Florang, Wife and Husband; and Alice Fall Benischeck a/k/a Alice Crock, a Single Person

					ITC Midwest LLC	05/31/18	2018 1668
IA	CEDAR	ELECTRIC LINE EASEMENT	07/09/17	Three Corner Farms, L.L.C.	ITC Midwest LLC	05/31/18	2018 1669
IA	CEDAR	ELECTRIC LINE EASEMENT	10/24/17

Terri L. Woolison, a Single Person, Life Estate holder and Owner; Jenny Miller and Jamie Miller, Wife and Husband (Contract Sellers); Duane Dierks and Janet E. Dierks, Husband and Wife; and Libery Trust & Savings Bank (Contract Buyers)

					ITC Midwest LLC	05/31/18	2018 1670
IA	CEDAR	ELECTRIC LINE EASEMENT	07/22/17	Rodne R. Wendt and Teresa R. Wendt, Husband and Wife	ITC Midwest LLC	05/31/18	2018 1671
IA	CEDAR	ELECTRIC LINE EASEMENT	07/11/17	Voelker’s Familyy Farm, Inc.	ITC Midwest LLC	05/31/18	2018 1672
IA	CEDAR	ELECTRIC LINE EASEMENT	03/09/18	Raymond O. Linder and Judith D. Linder, Husband and Wife	ITC Midwest LLC	05/31/18	2018 1673
IA	CEDAR	ELECTRIC LINE EASEMENT	03/09/18	Sally J. Koering, as Trustee of the Koering Family Trust dated June 4, 2013	ITC Midwest LLC	05/31/18	2018 1674
IA	CEDAR	ELECTRIC LINE EASEMENT	01/04/18	Mathew A. Wagner and Michelle M. Wagner, Husband and Wife	ITC Midwest LLC	05/31/18	2018 1675
IA	CEDAR	ELECTRIC LINE EASEMENT	12/08/17	RV Coop	ITC Midwest LLC	05/31/18	2018 1676
IA	CEDAR	ELECTRIC LINE EASEMENT	12/05/17	Petromart Stanwood, Inc.	ITC Midwest LLC	06/01/18	2018 1699
IA	CEDAR	ELECTRIC LINE EASEMENT	05/07/18	ForeFold Farms, LLC	ITC Midwest LLC	06/29/18	2018 2079
IA	CEDAR	ELECTRIC LINE EASEMENT	05/08/18	Donna L. Oldorf as Trustee of the Donna L. Oldorf Revocable Trust u/d/o July 7, 1989	ITC Midwest LLC	07/16/18	2018 2277
IA	CEDAR	ELECTRIC LINE EASEMENT	05/10/18

David R. Housley, Trustee of the Donna Oldorf 2012 Irrevocable Trust f/b/o Suzanne DeWolf dated December 26, 2012; and David R. Housley, Trustee of the Donna Oldorf 2012 Irrevocable Trust f/b/o Forbes S. Oldorf dated December 26, 2012

					ITC Midwest LLC	07/16/18	2018 2283
IA	CEDAR	ELECTRIC LINE EASEMENT	05/10/18

David R. Housley, Trustee of the Donna Oldorf 2012 Irrevocable Trust f/b/o Suzanne DeWolf dated December 26, 2012; and David R. Housley, Trustee of the Donna Oldorf 2012 Irrevocable Trust f/b/o Forbes S. Oldorf dated December 26, 2012

					ITC Midwest LLC	07/16/18	2018 2280
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	01/17/17	Cerro Gordo County, Iowa	ITC Midwest LLC	03/07/17	2017-1212
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	05/08/17	Andrew B. Kumpf and Tracey L. Kumpf, Husband and Wife	ITC Midwest LLC	05/18/17	2017-2676
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	02/27/18	Lehigh Cement Company LLC f/k/a Lehigh Portland Cement Company	ITC Midwest LLC	03/15/18	2018-1268
IA	CLAYTON	MEMORANDUM OF OPTION	04/05/18	Rodney N. Errthum and Karen Errthum, Husband and Wife	ITC Midwest LLC	04/26/18	2018R01163
IA	CLAYTON	MEMORANDUM OF OPTION	04/30/18	Jeremy Greve and Katie Greve, Husband and Wife	ITC Midwest LLC	05/25/18	2018R01479
IA	CLAYTON	MEMORANDUM OF OPTION	04/18/18	Patrick Wachendorf and Cindy Wachendorf, Husband and Wife	ITC Midwest LLC	06/01/18	2018R01567
IA	CLAYTON	MEMORANDUM OF OPTION	05/09/18	James M. Akers and Lynda L. Akers, Husband and Wife	ITC Midwest LLC	06/01/18	2018R01568
IA	CLAYTON	MEMORANDUM OF OPTION	05/08/18	Arthur Willie and Julie Willie, Husband and Wife	ITC Midwest LLC	06/01/18	2018R01570
IA	CLAYTON	MEMORANDUM OF OPTION	05/24/18	Thomas C. Vogt, Sr. and Shirley Vogt, Husband and Wife	ITC Midwest LLC	07/10/18	2018R01997
IA	CLAYTON	MEMORANDUM OF OPTION	05/24/18	Thomas C. Vogt, Sr. and Shirley Vogt, Husband and Wife	ITC Midwest LLC	07/10/18	2018R01997
IA	CLAYTON	MEMORANDUM OF OPTION	05/17/18	Gerald A. Kennicker and Karen K. Kennicker, Husband and Wife	ITC Midwest LLC	07/10/18	2018R01998
IA	CLAYTON	MEMORANDUM OF OPTION	05/24/18	Menachem M. Weiss and Bella Weiss, Husband and Wife	ITC Midwest LLC	07/10/18	2018R01999

IA	DALLAS	ELECTRIC LINE EASEMENT	12/12/16	Larry J. Reynolds and Joan McKee Reynolds, Husband and Wife	ITC Midwest LLC	02/20/18	Book 2018, Page 2633
IA	DALLAS	ELECTRIC LINE EASEMENT	12/12/16	Larry J. Reynolds and Joan McKee Reynolds, Husband and Wife	ITC Midwest LLC	02/28/18	Book 2018, Page 3112
IA	DALLAS	MEMORANDUM OF OPTION	02/08/18	Matthew M. Leber and April D. Leber, Husband and Wife	ITC Midwest LLC	03/08/18	Book 2018, Page 3608
IA	DALLAS	MEMORANDUM OF OPTION	02/27/18	J.N.R. Limited Liability Partnership	ITC Midwest LLC	03/15/18	Book 2018, Page 3932
IA	DALLAS	MEMORANDUM OF OPTION	02/27/18	Lowell F. Sheehy, a Single Person	ITC Midwest LLC	04/12/18	Book 2018, Page 5846
IA	DALLAS	MEMORANDUM OF OPTION	03/02/18	The Donavon L. Durbin and Carolyn K. Durbin Revocable Living Trust, dated February 1, 2013	ITC Midwest LLC	04/17/18	Book 2018, Page 6175
IA	DALLAS	MEMORANDUM OF OPTION	02/23/18	Martin G. McCarthy Revocable Living Trust	ITC Midwest LLC	04/17/18	Book 2018, Page 6173
IA	DALLAS	MEMORANDUM OF OPTION	03/22/18	Helen L. Robinson, a Single Person	ITC Midwest LLC	04/19/18	Book 2018, Page 6335
IA	DALLAS	MEMORANDUM OF OPTION	03/07/18	Jon S. Peters and Susan K. Peters, Husband and Wife (Contract Sellers); and Scott Hughes and Kelsey Hughes, Husband and Wife (Contract Buyers)	ITC Midwest LLC	04/24/18	Book 2018, Page 6632
IA	DALLAS	MEMORANDUM OF OPTION	02/28/18	William H. Joy, Trustee, WHJ Trust dated Swptember 11, 2014	ITC Midwest LLC	04/24/18	Book 2018, Page 6634
IA	DALLAS	MEMORANDUM OF OPTION	03/27/18	Randy C. Bronnenberg, a Single Person	ITC Midwest LLC	04/26/18	Book 2018, Page 6888
IA	DALLAS	MEMORANDUM OF OPTION	04/10/18	Gary Repp a/k/a Gary L. Repp and Bobbi D. Repp, Husband and Wife	ITC Midwest LLC	04/26/18	Book 2018, Page 6887
IA	DALLAS	MEMORANDUM OF OPTION	04/02/18	Bill Chas Kempf a/k/a Bill C. Kempf and Judith M. Kempf, Husband and Wife	ITC Midwest LLC	05/09/18	Book 2018, Page 7995
IA	DALLAS	MEMORANDUM OF OPTION	04/02/18	Bill Chas Kempf and Judith M. Kempf, Husband and Wife	ITC Midwest LLC	05/09/18	Book 2018, Page 7986
IA	DALLAS	MEMORANDUM OF OPTION	04/24/18	Iowa Conservation Commission	ITC Midwest LLC	05/18/18	Book 2018, Page 1482
IA	DALLAS	MEMORANDUM OF OPTION	03/23/18	Kaye Don Rickels, or successors, as Trustee of the Kaye Don Rickels Trust under agreement dated February 18, 2010	ITC Midwest LLC	06/01/18	Book 2018, Page 9640
IA	DALLAS	MEMORANDUM OF OPTION	05/08/18	William O. Bullock and Kay E. Bullock, Husband and Wife	ITC Midwest LLC	06/01/18	Book 2018, Page 9694
IA	DALLAS	MEMORANDUM OF OPTION	05/09/18	Charles Seibert and Norma Seibert, Husband and Wife	ITC Midwest LLC	06/01/18	Book 2018, Page 1480
IA	DALLAS	MEMORANDUM OF OPTION	05/17/18	William G. Scot and Joyce A. Scott, Husband and Wife	ITC Midwest LLC	06/13/18	Book 2018, Page 10609
IA	DALLAS	MEMORANDUM OF OPTION	05/15/18	LeMar Koethe and Jennifer Koethe, Husband and Wife	ITC Midwest LLC	06/13/18	Book 2018, Page 1481
IA	DALLAS	MEMORANDUM OF OPTION	05/22/18	Jennifer Clausen and Jason Clausen, Wife and Husband	ITC Midwest LLC	06/13/18	Book 2018, Page 1482
IA	DALLAS	MEMORANDUM OF OPTION	05/22/18	Terri A. Godwin, a Single Person	ITC Midwest LLC	06/13/18	Book 2018, Page 10679
IA	DALLAS	MEMORANDUM OF OPTION	05/23/18	Mark Van Houweling, a Single Person	ITC Midwest LLC	06/15/18	Book 2018, Page 1482
IA	DALLAS	MEMORANDUM OF OPTION	05/17/18	Billy Devilbiss and Patricia Devilbiss, Husband and Wife	ITC Midwest LLC	06/15/18	Book 2018, Page 1481
IA	DALLAS	MEMORANDUM OF OPTION	05/15/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	06/26/18	Book 2018, Page 11605
IA	DALLAS	MEMORANDUM OF OPTION	05/15/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	06/26/18	Book 2018, Page 11606
IA	DALLAS	MEMORANDUM OF OPTION	05/29/18	Carl Stukenholtz and Kay L. Stukenholtz, Husband and Wife	ITC Midwest LLC	06/26/18	Book 2018, Page 11607

IA	DALLAS	MEMORANDUM OF OPTION	05/31/18	Bryan Family Farms, LLC	ITC Midwest LLC	06/26/18	Book 2018, Page 1483
IA	DALLAS	ELECTRIC LINE EASEMENT	04/16/18	Todd E. Reynolds and Joyce A. Reynolds, Husband and Wife	ITC Midwest LLC	06/27/18	Book 2018, Page 11798
IA	DALLAS	MEMORANDUM OF OPTION	05/31/18	Mark Van Houweling, a Single Person	ITC Midwest LLC	07/05/18	Book 2018, Page 1483
IA	DALLAS	MEMORANDUM OF OPTION	05/30/18	Karen Henson, Norma Seibert, and Gary Friedrichsen, Trustees of the Eugene Friedrichsen Descendants’ Single Trust under agreement dated November 3, 2011	ITC Midwest LLC	07/05/18	Book 2018, Page 1483
IA	DALLAS	MEMORANDUM OF OPTION	05/31/18	Michael E. Hansen Stephanie L. Hansen, Husband and Wife	ITC Midwest LLC	07/05/18	Book 2018, Page 12447
IA	DALLAS	MEMORANDUM OF OPTION	06/20/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	07/17/18	Book 2018, Page 13234
IA	DALLAS	MEMORANDUM OF OPTION	06/26/18	C & R Ag Investments, Inc.	ITC Midwest LLC	07/17/18	Book 2018, Page 1482
IA	DALLAS	MEMORANDUM OF OPTION	06/22/18	C and R Ag. Investments, Inc.	ITC Midwest LLC	07/20/18	Book 2018, Page 13464
IA	DALLAS	MEMORANDUM OF OPTION	06/22/18	HS Perry, LLC	ITC Midwest LLC	07/20/18	Book 2018, Page 1482
IA	DALLAS	MEMORANDUM OF OPTION	06/21/18	Mavis A. Struyk Trust U/A dated April 19, 2000	ITC Midwest LLC	07/20/18	Book 2018, Page 13486
IA	DALLAS	MEMORANDUM OF OPTION	07/05/18	Javier Hernandez and Araceli Hernandez, Husband and Wife	ITC Midwest LLC	07/25/18	Book 2018, Page 1480
IA	DALLAS	MEMORANDUM OF OPTION	07/06/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	07/25/18	Book 2018, Page 13875
IA	DALLAS	PARTIAL EASEMENT ASSIGNMENT	08/16/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	08/24/18	Book 2018, Page 16179
IA	DELAWARE	OVERHANG EASEMENT	01/05/17	Carl L. Steffen and Marilee A. Steffen, Husband and Wife	ITC Midwest LLC	02/08/17	Book 2017, Page 417
IA	DELAWARE	OVERHANG EASEMENT	01/24/17	Roger G. Wilson a/k/a Roger Wilson and Marilyn K. Wilson a/k/a Marilyn Kay Wilson, Husband and Wife	ITC Midwest LLC	02/08/17	Book 2017, Page 418
IA	DELAWARE	ELECTRIC LINE EASEMENT	02/07/18	Ryan Cooperative a/k/a Ryan Co-Operative	ITC Midwest LLC	02/26/18	Book 2018, Page 439
IA	DELAWARE	GUY AND ANCHOR EASEMENT	02/07/18	Ryan Cooperative a/k/a Ryan Co-Operative	ITC Midwest LLC	02/26/18	Book 2018, Page 440
IA	DELAWARE	ELECTRIC LINE EASEMENT	05/03/18	RV Coop f/k/a Ryan Cooperative	ITC Midwest LLC	05/22/18	Book 2018, Page 1378
IA	DELAWARE	GUY AND ANCHOR EASEMENT	05/03/18	RV Coop f/k/a Ryan Cooperative	ITC Midwest LLC	05/22/18	Book 2018, Page 1377
IA	DES MOINES	ELECTRIC LINE EASEMENT	01/24/17	Grow Greater Burlington, Inc.	ITC Midwest LLC	02/08/17	2017-000646
IA	DUBUQUE	ELECTRIC LINE EASEMENT	04/04/17	Sally Ann Jecklin, a Single Person	ITC Midwest LLC	04/20/17	201700004492
IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	05/15/17	Greg M. Schuckert and Rebecca Schuckert, Husband and Wife	ITC Midwest LLC	05/25/17	201700006111
IA	DUBUQUE	MEMORANDUM OF OPTION	04/05/18	Douglas J. Hoefler and Nancy Hoefler, Husband and Wife	ITC Midwest LLC	04/26/18	201800004361
IA	DUBUQUE	MEMORANDUM OF OPTION	04/05/18	Dale A. Ries and Karen T. Ries, Husband and Wife	ITC Midwest LLC	04/26/18	201800004360
IA	DUBUQUE	MEMORANDUM OF OPTION	04/03/18	Raymond j. Sclarmann, Jr. as Trustee of the Raymond J. Schlarmann, Jr. Trust dated April 27,1996 and Marlene M. Schlarmann as Trustee of the Marlene M. Schlarmann Trust dated April 27,1996	ITC Midwest LLC	04/26/18	201800004359
IA	DUBUQUE	MEMORANDUM OF OPTION	04/24/18	Leon F. Kluesner and Zelda K. Kluesner, Husband and Wife	ITC Midwest LLC	05/18/18	201800005327
IA	DUBUQUE	MEMORANDUM OF OPTION	04/03/18	John G. Hoefler, a Single Person	ITC Midwest LLC	06/01/18	201800006025

IA	DUBUQUE	MEMORANDUM OF OPTION	05/02/18	John J. Hoefler, a Married Person	ITC Midwest LLC	06/01/18	201800006026
IA	DUBUQUE	MEMORANDUM OF OPTION	04/12/18	RJ Family Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	06/01/18	201800006027
IA	DUBUQUE	MEMORANDUM OF OPTION	05/02/18	Barbara J. Gaul, a Single Person	ITC Midwest LLC	06/29/18	201800004339
IA	DUBUQUE	MEMORANDUM OF OPTION	05/23/18	Donna K. Prier and Lial Prier, Wife and Husband; and Karla A. Meis, a Single Person	ITC Midwest LLC	07/10/18	201800007805
IA	DUBUQUE	ELECTRIC LINE EASEMENT	07/23/18	Merlin Brehm and Cletus Brehm, Trustees of the Ivadell Brehm Revocable Living Trust dated February 13, 2017 (Contract Sellers); and Cletus Brehm and Annette Breh, Husabnd and Wife (Contract Buyers)	ITC Midwest LLC	08/02/18	201800008829
IA	DUBUQUE	MEMORANDUM OF OPTION	06/13/18	Dolores A. Gaul, a Single Person; and Dolores A. Gaul as Executor of the Estate of Lawrence J. Gaul	ITC Midwest LLC	08/09/18	201800009176
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/16/16	Larry D. Alitz and Sharon K. Alitz, Husband and Wife	ITC Midwest LLC	02/02/17	2017 270
IA	FAYETTE	ELECTRIC LINE EASEMENT AGREEMENT	02/01/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	02/21/17	2017 421
IA	FAYETTE	ELECTRIC LINE EASEMENT AGREEMENT	02/01/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	02/21/17	2017 422
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/16/16	Kevin Michael Latham, a Single Person	ITC Midwest LLC	04/06/17	2017 795
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/15/16	Dorothy A. Kiel, a Single Person	ITC Midwest LLC	04/06/17	2017 796
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/23/16	Mark D. Birdnow and June M. Birdnow, Husband and Wife	ITC Midwest LLC	04/06/17	2017 797
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/15/16	James C. Avenson and Ronda R. Avenson, Husband and Wife	ITC Midwest LLC	04/06/17	2017 798
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/19/16	Hub City Storage, Inc.	ITC Midwest LLC	04/13/17	2017 856
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/16/16	Kevin D. Smith and Sandra R. Smith, Husband and Wife	ITC Midwest LLC	04/13/17	2017 857
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/16/16	Edward R. Miller and Georgia J. Miller, Husband and Wife	ITC Midwest LLC	04/13/17	2017 858
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/21/16	William G. Oakes and Debra S. Oakes, Husband and Wife; and Cody W. Oakes and Natalie Oakes, Husband and Wife	ITC Midwest LLC	04/13/17	2017 859
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/19/16	Royce Penhollow and Nancy Penhollow, Husband and Wife	ITC Midwest LLC	04/13/17	2017 860
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	01/05/17	Oelwein Elevator Company, an Iowa Corporation	ITC Midwest LLC	04/13/17	2017 861
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/22/16	Rose Hamilton Fink n/k/a Rose Mary Frye and Scott K. Frye, Wife and Husband; and Joseph Fink, Jr. and Dory Fink, Wife and Husband	ITC Midwest LLC	04/13/17	2017 862
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	12/16/16	Larry D. Alitz and Sharon K. Alitz, Husband and Wife	ITC Midwest LLC	04/20/17	2017 920
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	02/13/17	Todd L. Larson and Kari L. Larson, Husband and Wife	ITC Midwest LLC	04/20/17	2017 921
IA	FAYETTE	VEGETATION MANAGEMENT EASEMENT	03/20/17	Thomas M. Wells, as Trustee of the David F. Bolger Revocable Trust, a Florida Revocable Trust	ITC Midwest LLC	05/17/17	2017 1169
IA	FAYETTE	ELECTRIC LINE EASEMENT	05/09/17	City of Oelwein, an Iowa Municipal Corporation	ITC Midwest LLC	05/25/17	2017 1259
IA	FAYETTE	ELECTRIC LINE EASEMENT	09/15/17	Greater Oelwein Area Charitable Foundation, Inc.	ITC Midwest LLC	10/11/17	2017 2757
IA	FAYETTE	ELECTRIC LINE EASEMENT	09/15/17	Oelwein Area Economic Development Founding n/k/a Oelwein Chamber and Area Development, Inc.	ITC Midwest LLC	10/11/17	2017 2758
IA	FAYETTE	OVERHANG EASEMENT	06/07/18	Victor W. Miller, sole Trustee, or his successors in trust, under the Victor W. Miller Living Trust, dated September 2, 2010, and any amendments thereto	ITC Midwest LLC	08/02/18	2018 2116

IA	FAYETTE	GUY AND ANCHOR EASEMENT	07/12/18	Dennis M. Kingdon and Julie A. Engelhardt-Kingdon, Husband and Wife	ITC Midwest LLC	08/02/18	2018 2117
IA	FAYETTE	OVERHANG EASEMENT	07/11/18	Robert A. Detweiler and Andrea D. Detweiler, Husband and Wife	ITC Midwest LLC	08/02/18	2018 2118
IA	FAYETTE	OVERHANG EASEMENT	07/11/18	Deann Sullivan a/k/a DeAnn M. Sullivan, a Single Person	ITC Midwest LLC	08/02/18	2018 2119
IA	FAYETTE	GUY AND ANCHOR EASEMENT	07/12/18	Randy Kiel, a Single Person	ITC Midwest LLC	08/02/18	2018 2120
IA	FAYETTE	ELECTRIC LINE EASEMENT	06/12/18	Craig J. Moeller and Kristi L. Moeller, Husband and Wife	ITC Midwest LLC	08/02/18	2018 2113
IA	FAYETTE	GUY AND ANCHOR EASEMENT	06/12/18	Craig J. Moeller and Kristi L. Moeller, Husband and Wife	ITC Midwest LLC	08/02/18	2018 2114
IA	FRANKLIN	MEMORANDUM OF OPTION	07/13/17	Jeanne M. Plagge a/k/a Jeanne Marie Plagge, a Single Person, for life with remainder in equal sahres to Gabrielle M. Sandberg a/k/a Gabrielle M. Sandberg-Fugere and Jason Fugere, Wife and Husband, and York M. Plagge and Elizabeth Plagge, Husband and Wife	ITC Midwest LLC	09/08/17	20172017
IA	FRANKLIN	MEMORANDUM OF OPTION	07/19/17	Evonne Plagge a/k/a Evonne J. Plagge, a Single Person	ITC Midwest LLC	09/08/17	20172018
IA	FRANKLIN	MEMORANDUM OF OPTION	07/21/17	Marvin F. Plagge and Lavonne C. Plagge, Husband and Wife	ITC Midwest LLC	09/08/17	20172019
IA	FRANKLIN	MEMORANDUM OF OPTION	05/25/17	Lester P. Schnabel and Eva Arlene Schnabel, Husband and Wife	ITC Midwest LLC	09/08/17	20172021
IA	FRANKLIN	MEMORANDUM OF OPTION	06/22/17	Scott R. Strother and Rebecca J. Strother, Husband and Wife	ITC Midwest LLC	09/08/17	20172022
IA	FRANKLIN	MEMORANDUM OF OPTION	06/29/17	Lowell Dean Wirtjes and Gwana L. Wirtjes, Husband and Wife	ITC Midwest LLC	09/08/17	20172023
IA	FRANKLIN	MEMORANDUM OF OPTION	08/25/17	Mitchell D. Vanness and Debra A. Vanness, Husband and Wife	ITC Midwest LLC	09/28/17	20172147
IA	FRANKLIN	MEMORANDUM OF OPTION	08/22/17	Sylvia A. Borcherding, a Single Person; and Alan W. Borcherding, a Single Person, and Glen H. Borcherding, a Single Person, subject to a life estate in Sylvia A. Borcherding	ITC Midwest LLC	09/28/17	20172146
IA	FRANKLIN	MEMORANDUM OF OPTION	08/09/17	Mar-El Farms, Inc. a/k/a Mar El Farms, Inc., an Iowa corporation	ITC Midwest LLC	09/28/17	20172148
IA	FRANKLIN	MEMORANDUM OF OPTION	08/22/17	Evonne Plagge, a Single Person; and Jolene J. McWilliams f/k/a Jolene J. Rodemeyer and Richard Douglas McWilliams, Wife and Husband, and Jaylen W. Plagge and Brenda S. Plagge, Husband and Wife, with life estate to Evonne J. Plagge	ITC Midwest LLC	09/28/17	20172149
IA	FRANKLIN	MEMORANDUM OF OPTION	09/14/17	Dennis Ray Abbas and Evaeon Ruthann Abbas, Husband and Wife	ITC Midwest LLC	10/12/17	20172211
IA	FRANKLIN	MEMORANDUM OF OPTION	05/30/17	Loretta K. Janssen a/k/a Loretta K. Bishop as Trustee of the Loretta K. Janssen Trust UIM of 6-23-2000	ITC Midwest LLC	10/13/17	20172225
IA	FRANKLIN	MEMORANDUM OF OPTION	10/10/17	Scott A. Stackhouse and Paula Stackhouse, Husband and Wife	ITC Midwest LLC	11/13/17	20172354
IA	FRANKLIN	MEMORANDUM OF OPTION	10/10/17	Robin Lane Farms, Inc.	ITC Midwest LLC	11/13/17	20172358
IA	FRANKLIN	MEMORANDUM OF OPTION	10/10/17	Robin Lane Farms, Inc.	ITC Midwest LLC	11/13/17	20172362
IA	FRANKLIN	MEMORANDUM OF OPTION	09/21/17	Thomas L. Pribil and William A. Kilzer, Co-Trustees of the Charles E. Lakin Revocable Trust UTA dated January 27, 2003, as amended	ITC Midwest LLC	11/13/17	20172360
IA	FRANKLIN	MEMORANDUM OF OPTION	10/05/17	Kermit K. Sandersfeld and Marlene M. Sandersfeld, as Trustees of the Kermit and Marlene Sandersfeld Revocable Trust, dated May 8, 1995	ITC Midwest LLC	12/05/17	20172491
IA	FRANKLIN	MEMORANDUM OF OPTION	10/13/17	The Robert Mallory Revocable Trust under date of November 5, 1998	ITC Midwest LLC	12/20/17	20172585
IA	FRANKLIN	MEMORANDUM OF OPTION	11/22/17	Thomas D. Waddingham, a Single Person	ITC Midwest LLC	12/20/17	20172587
IA	FRANKLIN	WARRANTY DEED	12/01/17	Robin Lane Farms, Inc., an Iowa corporation	ITC Midwest LLC	12/26/17	20172605
IA	FRANKLIN	MEMORANDUM OF OPTION	12/06/17	Marvin F. Plagge and Lavonne C. Plagge, Husband and Wife	ITC Midwest LLC	01/11/18	20180095

IA	FRANKLIN	MEMORANDUM OF OPTION	07/14/17	Jeanette J. Lubkeman, a Single Person; Maxine Scott, a Single Person; Lori J. Lester, a Single Person; Roy D. Lubkeman and Wendy Lubkeman, Husband and Wife; and Kathryn J. Christensen, Trustee of the Kathryn J. Christensen Revocable Trust Agreement dated August 21, 2013	ITC Midwest LLC	01/11/18	20180094
IA	FRANKLIN	MEMORANDUM OF OPTION	12/11/17	Steven J. Koontz and Jean H. Koontz, Trustees of the Steven J. Koontz Revocable Trust dated 7/8/99; and Jean H. Koontz and Steven J. Koontz, Trustees of the Jean H. Koontz Revocable Trust dated 7/8/99	ITC Midwest LLC	01/30/18	20180199
IA	FRANKLIN	MEMORANDUM OF OPTION	02/08/18	Plagge Farms, Inc.	ITC Midwest LLC	03/08/18	20180409
IA	FRANKLIN	EASEMENT FOR UTILITY ACCOMMODATION WITHIN FRANKLIN COUNTY DRAINAGE DISTRICTS	02/06/18	Board as Trustees for Drainage Districts in Franklin County	ITC Midwest LLC	03/26/18	20180520
IA	FRANKLIN	EASEMENT FOR UTILITY ACCOMMODATION WITHIN FRANKLIN COUNTY DRAINAGE DISTRICTS	02/21/18	Board as Trustees for Drainage District 49 in Franklin County	ITC Midwest LLC	03/26/18	20180523
IA	FRANKLIN	MEMORANDUM OF OPTION	05/11/18	Keith Koenen, a Single Person	ITC Midwest LLC	06/22/18	20181093
IA	FRANKLIN	MEMORANDUM OF OPTION	10/26/17	Norma J. Hamilton, a Single Person; and Norma J. Hamilton and Darwin Charles Hamilton, as Trustees of the Dean P. Hamilton Trust, for the benefit of Norma J. Hamilton, and on her death in equal shares to Dennis Dean Hamilton, a Single Person, Darwin Charles Hamilton and Laura Hamilton, Husband and Wife, Delbert Henry Hamilton and Marilyn Hamilton, Husband and Wife, and Corinne Strumpel and Thomas Strumpel, Wife and Husband	ITC Midwest LLC	07/18/18	20181206
IA	FRANKLIN	ELECTRIC LINE EASEMENT	11/27/17	Scott C. Plagge and Julie Plagge, Husband and Wife; and Troy Plagge and Carol Plagge, Husband and Wife	ITC Midwest LLC	08/07/18	20181302
IA	FRANKLIN	ELECTRIC LINE EASEMENT	05/20/18	Marilyn M. Gregg, as Trustee of the Marilyn M. Gregg Revocable Trust dated June 10, 2011; Marilyn M. Gregg, a Single Person, Life Estate; Julie L. Gregg and Brian Hillebrand, Wife and Husband; Carol A. Knutson and Daniel Knutson, Wife and Husband; Debra K. Cochran and Ronald Cochran, Wife and Husband; Brittany Okland n/k/a Brittany Bruce and Kolton Bruce, Wife and Husband; Joshua Okland and Michelle Okland, Husband and Wife; and Timothy W. Okland, a Single Person	ITC Midwest LLC	08/07/18	20181303
IA	FRANKLIN	ELECTRIC LINE EASEMENT	10/24/17	Brenton B. Koch and Lisa L. Koch, Husband and Wife	ITC Midwest LLC	08/07/18	20181304
IA	FRANKLIN	ELECTRIC LINE EASEMENT	07/20/17	Wayne D. Borcherding a/k/a Wayne Borcherding and Lois Borcherding, Husband and Wife	ITC Midwest LLC	08/07/18	20181305
IA	FRANKLIN	ELECTRIC LINE EASEMENT	10/09/17	Doyle Dean Wilson, a Single Person	ITC Midwest LLC	08/07/18	20181306
IA	FRANKLIN	ELECTRIC LINE EASEMENT	12/27/17	James W. Meyer and Kathryn R. Meyer, Husband and Wife	ITC Midwest LLC	08/07/18	20181307
IA	FRANKLIN	ELECTRIC LINE EASEMENT	10/06/17	Sonna R. McMahon and Richard McMahon, Wife and Husband; Diane G. Bird and Kenneth D. Bird, Wife and Husband; and Jean C. Mollenbeck, Trustee of the Jean C. Mollenbeck Trust dated February 3, 2010	ITC Midwest LLC	08/07/18	20181308
IA	FRANKLIN	ELECTRIC LINE EASEMENT	09/26/17	Nancy R. Trager and Eric R. Trager as Trustees of the Nancy R. Trager Trust Agreement a/k/a the Nancy R. Trager Trust Under Agreement Dated the 8th day of January, 2015; and Robert L. Trager and Eric R. Trager as Trustees of the Robert L. Trager Trust Agreement a/k/a the Robert L. Trager Trust Under Agreement Dated the 8th day of January, 2015	ITC Midwest LLC	08/07/18	20181309
IA	FRANKLIN	ELECTRIC LINE EASEMENT	10/05/17	Marvin W. Oleson and Carolyn A. Oleson, as Trustees of the Marvin and Carolyn Oleson Revocable Trust, dated June 27, 1991	ITC Midwest LLC	08/08/18	20181310
IA	FRANKLIN	ELECTRIC LINE EASEMENT	10/09/17	The Palmer Family Trust	ITC Midwest LLC	08/08/18	20181311
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/12/16	Steven H. Hall and Fances M. Hall, Husband and Wife	ITC Midwest LLC	02/17/17	2017-0407
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/25/17	Joni Hilsabeck, a Single Person (Contract Seller); and Hilsabeck Farms LLC, an Iowa limited liability company (Contract Buyer)	ITC Midwest LLC	03/13/17	2017-0590
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/02/17	Joyce G. Rochholz Revocable Trust, dated May 11, 1990; and The Harold A. Rochholz Revocable Trust, dated May 11, 1990	ITC Midwest LLC	04/10/17	2017-0827
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/03/17	Joyce G. Rochholz Revocable Trust, dated May 11, 1990; and The Harold A. Rochholz Revocable Trust, dated May 11, 1990	ITC Midwest LLC	04/10/17	2017-0828
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/03/17	Joyce G. Rochholz Revocable Trust, dated May 11, 1990; and The Harold A. Rochholz Revocable Trust, dated May 11, 1990	ITC Midwest LLC	04/10/17	2017-0828
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/02/17	Adair-Casey Community School District	ITC Midwest LLC	04/10/17	2017-0829
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/01/17	Oddy Holdings LP	ITC Midwest LLC	04/10/17	2017-0830

IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/02/17	Colleen G. Ruppert as Trustee of the Colleen G. Ruppert Revocable tRust dated March 2, 2015	ITC Midwest LLC	04/10/17	2017-0831
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/21/17	David C. Powell and Charlotte Louise Powell, Husband and Wife	ITC Midwest LLC	05/22/17	2017-1194
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/20/17	James E. Dailey and Mary V. Dailey, Husband and Wife	ITC Midwest LLC	05/22/17	2017-1195
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/03/17	Thomas J. Tuffin and Janet Tuffin, Husband and Wife	ITC Midwest LLC	05/22/17	2017-1196
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/14/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	07/17/17	2017-1647
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/25/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	07/17/17	2017-1648
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/11/17	Donald D. Sloss and Jacki Sloss, Husband and Wife	ITC Midwest LLC	07/27/17	2017-1750
IA	GUTHRIE	ELECTRIC LINE EASEMENT	05/08/17	Aaron Christenson a/k/a Aaron Christensen, a Single Person	ITC Midwest LLC	07/27/17	2017-1751
IA	GUTHRIE	OVERHANG EASEMENT	06/21/17	Gail A. Brincks and Anne M. Brincks, Husband and Wife	ITC Midwest LLC	07/27/17	2017-1752
IA	GUTHRIE	OVERHANG EASEMENT	06/16/17	The Walter L. Peterson and Lola M. Peterson Revocable Trust, dated June 6, 2011	ITC Midwest LLC	07/27/17	2017-1753
IA	GUTHRIE	ELECTRIC LINE EASEMENT	06/28/17	Jerry J. Harder, a Single Person	ITC Midwest LLC	07/27/17	2017-1754
IA	GUTHRIE	ELECTRIC LINE EASEMENT	06/28/17	Jerry J. Harder, a Single Person	ITC Midwest LLC	07/27/17	2017-1755
IA	GUTHRIE	ELECTRIC LINE EASEMENT	07/20/17	Brian E. Caltrider, a Single Person	ITC Midwest LLC	08/29/17	2017-2086
IA	GUTHRIE	WARRANTY DEED	08/29/17	Deutsch Family Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	09/06/17	2017-2147
IA	GUTHRIE	ELECTRIC LINE EASEMENT	10/19/17

Armond Ray Harris, a Single Person; Armond Ray Harris a/k/a Armond Harris as Executor of the Estate of Clifford Raymond Harris; and Kelby Kiel Harris a/k/a Kelby Harris as Executor of the Estate of Cliford Raymond Harris

					ITC Midwest LLC	11/22/17	2017-2848
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	10/19/17

Armond Ray Harris, a Single Person; Armond Ray Harris a/k/a Armond Harris as Executor of the Estate of Clifford Raymond Harris; and Kelby Kiel Harris a/k/a Kelby Harris as Executor of the Estate of Cliford Raymond Harris

					ITC Midwest LLC	11/22/17	2017-2849
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/10/17	Jerry J. Harder, a Single Person	ITC Midwest LLC	11/29/17	2017-2889
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/15/17	Adair-Casey Community School District	ITC Midwest LLC	11/29/17	2017-2888
IA	GUTHRIE	ELECTRIC LINE EASEMENT	06/27/17	Doris Carol Gibson, a Single Person	ITC Midwest LLC	12/21/17	2017-3091
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	12/01/17	Mark Vogel and Kimberly Vogel, Husband and Wife	ITC Midwest LLC	12/28/17	2017-3148
IA	GUTHRIE	ELECTRIC LINE EASEMENT	08/21/17	Crawford and Crawford, Inc., an Iowa Corporation	ITC Midwest LLC	12/28/17	2017-3162
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/16/17	John T. Johnson, a Single Person	ITC Midwest LLC	01/08/18	2018-0043
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/07/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	01/08/18	2018-0050
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/07/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	01/08/18	2018-0046
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	10/19/17	Steven H. Hall and Fances M. Hall, Husband and Wife	ITC Midwest LLC	01/08/18	2018-0047
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/08/17	Wingert Farms, LLC, an Iowa Limited Lilability Company	ITC Midwest LLC	01/08/18	2018-0058

IA	GUTHRIE	GUY AND ANCHOR EASEMENT	12/07/17	Joni Hilsabeck, a Single Person (Contract Seller); and Hilsabeck Farms LLC, an Iowa limited liability company (Contract Buyer)	ITC Midwest LLC	01/08/18	2018-0059
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	01/04/18	Leonard Godwin and Linda Godwin, Husband and Wife	ITC Midwest LLC	02/12/18	2018-0327
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	01/05/18	Dennis C. Heiland and Juanita L. Heiland, Husband and Wife	ITC Midwest LLC	02/12/18	2018-0328
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	11/07/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	02/13/18	2018-0331
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/07/17	Alfred Meixner and Sally J. Meixner, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0374
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/30/16	Dennis C. Heiland and Juanita L. Heiland, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0376
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/30/16	Dennis C. Heiland and Juanita L. Heiland, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0376
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/30/16	Dennis C. Heiland and Juanita L. Heiland, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0375
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/30/16	Dennis C. Heiland and Juanita L. Heiland, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0375
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/18/17	Donna J. Johnson, a Single Person	ITC Midwest LLC	02/20/18	2018-0377
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/25/17	James Aldinger, a Single Person; and Lori Aldinger, a Single Person	ITC Midwest LLC	02/20/18	2018-0378
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/25/17	James Aldinger, a Single Person; and Lori Aldinger, a Single Person	ITC Midwest LLC	02/20/18	2018-0378
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/19/17	John T. Johnson, a Single Person	ITC Midwest LLC	02/20/18	2018-0379
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/25/17	Joni Hilsabeck, a Single Person (Contract Seller); and Hilsabeck Farms LLC, an Iowa limited liability company (Contract Buyer)	ITC Midwest LLC	02/20/18	2018-0380
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/26/17	Kenneth L. Herron and Barbara L. Herron, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0381
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/25/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0382
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/25/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	02/28/18	2018-0484
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/20/17	Mark Vogel and Kimberly Vogel, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0384
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/21/17	Patricia A. Meacham, a Single Person	ITC Midwest LLC	02/20/18	2018-0385
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/12/17	Elaine E. Lundberg, Trustee of the Paul E. Lundberg and Elaine E. Lundberg Joint Living Trust Dated December 15, 2000	ITC Midwest LLC	02/20/18	2018-0386
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/28/17	Robert D. Dozier and Cassondra L. Dozier, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0387
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/27/17	Robert D. Jones and Jessica L. Jones, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0388
IA	GUTHRIE	ELECTRIC LINE EASEMENT	05/05/17	Verlyn G. Sill and Tracy M. Sill, Husband and Wife	ITC Midwest LLC	02/20/18	2018-0390
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/28/17

Norma Jean Richter, a Single Person; Roger K. Richter and Vickie R. Richter, Husband and Wife; Marlys J. Lane and Lawrence M. Lane, Wife and Husband; Jann D. Simmer, a Single Person; Brenda S. Ramseyer and Werner B. Ramseyer, Wife and Husband; and Michele J. Hackwell and Matthew L. Hackwell, Wife and Husband, subject to a Life Estate in Norma Jean Richter

					ITC Midwest LLC	02/21/18	2018-0407
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/15/18

Gwendolyn Joan Ocheltree a/k/a Gwendolyn J. Ocheltree, a Single Person; and Jeffrey J. Ocheltree and Regina L. Ocheltree as Trustees of the Jeffrey J. Ocheltree Living Trust dated April 19, 2010, subject to a Life Estate in Gwendolyn Joan Ocheltree a/k/a Gwendolyn J. Ocheltree

					ITC Midwest LLC	02/21/18	2018-0409
IA	GUTHRIE	MEMORANDUM OF OPTION	02/12/18	Gayle McClellan, a Single Person	ITC Midwest LLC	03/08/18	2018-0552

IA	GUTHRIE	MEMORANDUM OF OPTION	02/12/18	Scott McClellan and Teresa L. McClellan, Husband and Wife; and Michael F. McClellan and Teresa A. McClellan, Husband and Wife; and Gayle J. McClellan, a Single Person	ITC Midwest LLC	03/08/18	2018-0553
IA	GUTHRIE	MEMORANDUM OF OPTION	02/12/18	Dennis L. Cain and Carol C. Cain, Husband and Wife	ITC Midwest LLC	03/08/18	2018-0554
IA	GUTHRIE	MEMORANDUM OF OPTION	02/06/18	Steven K. DeCook, or his successor, as Trustee of the Stephen K. DeCook Trust under agreement dated August 25, 2011	ITC Midwest LLC	03/08/18	2018-0556
IA	GUTHRIE	MEMORANDUM OF OPTION	02/06/18	Steven K. DeCook, or his successor, as Trustee of the Stephen K. DeCook Trust under agreement dated August 25, 2011	ITC Midwest LLC	03/08/18	2018-0558
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/15/16	Wingert Farms, LLC, an Iowa Limited Lilability Company	ITC Midwest LLC	03/13/18	2018-0589
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/27/17	John Harold Feller as Trustee of the John Harold Feller Trust dated August 24, 2011; and Doris M. Feller as Trustee of the Doris M. Feller Trust dated August 24, 2011	ITC Midwest LLC	03/13/18	2018-0590
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/10/17	John J. Wilson, a Single Person	ITC Midwest LLC	03/13/18	2018-0591
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/22/17	Alan J. Suckow and Margo L. Suckow, Husband and Wife	ITC Midwest LLC	03/13/18	2018-0593
IA	GUTHRIE	OVERHANG EASEMENT	08/15/17	Judith C. Thompson a/k/a Judith Colleen Thompson and Robert L. THompson, Wife and Husband	ITC Midwest LLC	03/13/18	2018-0592
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/20/17	Steven H. Hall and Frances M. Hall, Husband and Wife	ITC Midwest LLC	03/14/18	2018-0603
IA	GUTHRIE	ELECTRIC LINE EASEMENT	12/16/17	Steven H. Hall and Frances M. Hall, Husband and Wife	ITC Midwest LLC	03/14/18	2018-0604
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/19/17	Tracy Dane Foster and Kelly Sue Foster, Husband and Wife	ITC Midwest LLC	03/14/18	2018-0605
IA	GUTHRIE	ELECTRIC LINE EASEMENT	06/27/17	Doris Carol Gibson, a Single Person	ITC Midwest LLC	03/14/18	2018-0606
IA	GUTHRIE	MEMORANDUM OF OPTION	02/23/18	I Kenney Properties, LLC	ITC Midwest LLC	03/15/18	2018-0617
IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/04/18	Doris Carol Gibson, a Single Person	ITC Midwest LLC	03/30/18	2018-0790
IA	GUTHRIE	ELECTRIC LINE EASEMENT	03/14/17	Larry E. Godwin and Pamela A. Godwin, Husband and Wife	ITC Midwest LLC	03/30/18	2018-0791
IA	GUTHRIE	ELECTRIC LINE EASEMENT	07/14/17	Leonard L. Godwin a/k/a Leonard Godwin and Linda M. Godwin a/k/a Linda Godwin, Husband and Wife	ITC Midwest LLC	03/30/18	2018-0792
IA	GUTHRIE	ELECTRIC LINE EASEMENT	08/23/17	Dennis C. Heiland and Juanita L. Heiland, Husband and Wife	ITC Midwest LLC	04/06/18	2018-0864
IA	GUTHRIE	MEMORANDUM OF OPTION	03/19/18	Linda K. Bauer, a Single Person	ITC Midwest LLC	04/17/18	2018-0971
IA	GUTHRIE	MEMORANDUM OF OPTION	03/05/18	Michael J. Tighe and Gretchen E. Tighe, Husband and Wife	ITC Midwest LLC	04/17/18	2018-0970
IA	GUTHRIE	MEMORANDUM OF OPTION	03/08/18	William P. Tighe and Mary J. Tighe, Husband and Wife	ITC Midwest LLC	04/17/18	2018-0969
IA	GUTHRIE	MEMORANDUM OF OPTION	03/19/18	Jeffrey L. Bauer and Kimberly A. Bauer, Husband and Wife	ITC Midwest LLC	04/17/18	2018-0968
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/16/18	Todd E. Reynolds and Joyce A. Reynolds, Husband and Wife	ITC Midwest LLC	04/26/18	2018-1103
IA	GUTHRIE	MEMORANDUM OF OPTION	04/02/18	Jerry Lee Clark a/k/a Jerry Clark a/k/a Jerry L. Clark and Terry Clark a/k/a Terry A. Clark, Husband and Wife	ITC Midwest LLC	05/09/18	2018-1226
IA	GUTHRIE	MEMORANDUM OF OPTION	04/25/18	Larry L. Kleinworlterink and Glennis J. Kleinwolterink, Husband and Wife	ITC Midwest LLC	05/09/18	2018-1227
IA	GUTHRIE	MEMORANDUM OF OPTION	04/25/18	William H. Cornish as Trustee of the William H. Cornish 2015 Revocable Trust	ITC Midwest LLC	05/09/18	2018-1229
IA	GUTHRIE	MEMORANDUM OF OPTION	04/17/18	Gayle McClellan, a Single Person	ITC Midwest LLC	05/09/18	2018-1230

IA	GUTHRIE	MEMORANDUM OF OPTION	04/17/18	Scott McClellan and Teresa L. McClellan, Husband and Wife; and Michael F. McClellan and Teresa A. McClellan, Husband and Wife; and Gayle J. McClellan, a Single Person	ITC Midwest LLC	05/09/18	2018-1231
IA	GUTHRIE	MEMORANDUM OF OPTION	04/13/18	Carstens & Sons Farm	ITC Midwest LLC	06/01/18	2018-1492
IA	GUTHRIE	MEMORANDUM OF OPTION	05/15/18	Chapman Brothers, LLC	ITC Midwest LLC	06/01/18	2018-1493
IA	GUTHRIE	MEMORANDUM OF OPTION	05/29/18	C & R Ag Investments, Inc.	ITC Midwest LLC	06/19/18	2018-1656
IA	GUTHRIE	MEMORANDUM OF OPTION	05/29/18	C & R Ag Investment, Inc., a/k/a C & R Ag Investments, Inc.	ITC Midwest LLC	06/19/18	2018-1657
IA	GUTHRIE	MEMORANDUM OF OPTION	05/29/18	C & R Ag Investment, Inc., a/k/a C & R Ag Investments, Inc.	ITC Midwest LLC	06/19/18	2018-1657
IA	GUTHRIE	MEMORANDUM OF OPTION	05/03/18	Matthew E. King and Jennifer A. King, Husband and Wife	ITC Midwest LLC	06/26/18	2018-1753
IA	GUTHRIE	MEMORANDUM OF OPTION	05/29/18	Carl Stukenholtz and Kay L. Stukenholtz, Husband and Wife	ITC Midwest LLC	06/26/18	2018-1754
IA	GUTHRIE	MEMORANDUM OF OPTION	05/22/18	Joyce E. Purdy and Ross Purdy, Wife and Husband	ITC Midwest LLC	07/03/18	2018-1840
IA	GUTHRIE	MEMORANDUM OF OPTION	05/30/18	The Sandra Kay Becker Revocable Living Trust Dated December 10, 2010	ITC Midwest LLC	07/03/18	2018-1842
IA	GUTHRIE	OVERHANG EASEMENT	04/18/18	Harlan H. Dreessen and Teri Dreessen, Husband and Wife	ITC Midwest LLC	07/12/18	2018-1930
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	04/18/18	Harlan H. Dreessen and Teri Dreessen, Husband and Wife	ITC Midwest LLC	07/12/18	2018-1931
IA	GUTHRIE	ELECTRIC LINE EASEMENT	06/05/18	Lucas G. Nims and Amanda M. Nims, Husband and Wife	ITC Midwest LLC	07/02/18	2018-1816
IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/16/18	Todd E. Reynolds and Joyce A. Reynolds, Husband and Wife	ITC Midwest LLC	07/02/18	2018-1815
IA	GUTHRIE	GUY AND ANCHOR EASEMENT	07/11/18	Donald D. Sloss and Jacki Sloss, Husband and Wife	ITC Midwest LLC	08/06/18	2018-2121
IA	GUTHRIE	TRUSTEE WARRANTY DEED	08/07/18	Mary Petersen, Trustee of the Cleo L. Baker Trust, and any amendments thereto	ITC Midwest LLC	08/13/18	2018-2179
IA	HAMILTON	PARTIAL EASEMENT ASSIGNMENT	01/08/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	01/18/18	2018 127
IA	HAMILTON	WARRANTY DEED	08/02/18	Federated United Church of Christ of Jewell, Iowa	ITC Midwest LLC	08/10/18	2018 1828
IA	IOWA	ELECTRIC LINE EASEMENT	02/14/17	City of Marengo, Iowa	ITC Midwest LLC	03/13/17	Book 2017, Page 2670
IA	IOWA	VEGETATION MANAGEMENT EASEMENT	02/16/17	Kenneth T. Fleming and Heather R. Fleming, Husband and Wife	ITC Midwest LLC	03/13/17	Book 2017, Page 2667
IA	IOWA	GUY AND ANCHOR EASEMENT	03/02/17	Beau D. Crawford, a Single Person	ITC Midwest LLC	03/13/17	Book 2017, Page 2674
IA	IOWA	OVERHANG EASEMENT	03/16/17	Michael T. Ryan and Melissa L. Ryan, Husband and Wife	ITC Midwest LLC	04/06/17	Book 2017, Page 3828
IA	IOWA	ELECTRIC LINE EASEMENT	05/19/16	Richard H. Elwood and Susan J. Elwood, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8404
IA	IOWA	ELECTRIC LINE EASEMENT	05/19/16	Robert L. Lillis and Patricia L. Lillis, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8545
IA	IOWA	ELECTRIC LINE EASEMENT	06/01/16	Edgar Ficken and Sandra L. Ficken, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8414
IA	IOWA	ELECTRIC LINE EASEMENT	01/13/17	Merlyn A. Huedepohl and Diane R. Huedepohl, Trustees, or their successors in trust, under the Merlyn A. Huedepohl Living Trust, dated November 5, 2013, and any amendments thereto	ITC Midwest LLC	07/21/17	Book 2017, Page 8389
IA	IOWA	ELECTRIC LINE EASEMENT	01/13/17	Diane R. Huedepohl and Merlyn A. Huedepohl, Trustees, or their successors in trust, under the Diane R. Huedepohl Living Trust, dated November 5, 2013, and any amendments thereto	ITC Midwest LLC	07/21/17	Book 2017, Page 8394

IA	IOWA	ELECTRIC LINE EASEMENT	07/05/16	S & W, L.L.C.	ITC Midwest LLC	07/21/17	Book 2017, Page 8399
IA	IOWA	ELECTRIC LINE EASEMENT	07/08/16	Russell D. Jones and Joan E. Jones, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8540
IA	IOWA	ELECTRIC LINE EASEMENT	12/13/16	Jerald G. McCaw and Janet A. McCaw, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8409
IA	IOWA	ELECTRIC LINE EASEMENT	10/24/16	JoAnn Nester and Charles Nester, Wife and Husband; and Russell J. Collingwood and Anne Collingwood, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8419
IA	IOWA	ELECTRIC LINE EASEMENT	07/12/16	Dennis L. Oliver and Janet A. Oliver, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8430
IA	IOWA	ELECTRIC LINE EASEMENT	07/12/16	Dennis L. Oliver and Janet A. Oliver, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8435
IA	IOWA	ELECTRIC LINE EASEMENT	11/22/16	George F. Flanagan, a Single Person	ITC Midwest LLC	07/21/17	Book 2017, Page 8425
IA	IOWA	ELECTRIC LINE EASEMENT	07/19/16	Robert L. Hicks and Phyllis A. Hicks as Trustees of the Robert L. Hicks and Phyllis A. Hicks Revocable Trust dated July 22, 2005	ITC Midwest LLC	07/21/17	Book 2017, Page 8522
IA	IOWA	ELECTRIC LINE EASEMENT	05/05/16	Leo M. Schmidt and Eva N. Schmidt, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8501
IA	IOWA	ELECTRIC LINE EASEMENT	06/03/16	Donald D. Albaugh and Connie L. Albaugh, Husband and Wife	ITC Midwest LLC	07/21/17	Book 2017, Page 8506
IA	IOWA	ELECTRIC LINE EASEMENT	05/26/16

Frank William Gretter and Audrey Gretter, as Co-Trustees of the Frank William Gretter Revocable Trust dated May 28, 2015, as amended from time to time; Audrey Gretter and Frank William Gretter, as Co-Trustees of the Audrey Gretter Revocable Trust dated May 28, 2015, as it may be amended from time to time, and Michael W. Gretter, a Single Person

					ITC Midwest LLC	07/21/17	Book 2017, Page 8516
IA	IOWA	ELECTRIC LINE EASEMENT	06/14/16	Jim Driscoll a/k/a James Michael Driscoll, a Single Person	ITC Midwest LLC	07/21/17	Book 2017, Page 8511
IA	IOWA	ELECTRIC LINE EASEMENT	07/28/16

Donald Jones and Sharon Jones, Husband and Wife; Roger Jones and Dianne Jones, Husband and Wife; Richard Jones and Deb Jones, Husband and Wife; Lawrence Jones and Kris Jones, Husband and Wife; Kenneth Jones, a Single Person; Barbara Carte and Kevin Carte, Wife and Husband; and Russell D. Jones and Joan Jones

					ITC Midwest LLC	07/21/17	Book 2017, Page 8529
IA	IOWA	ELECTRIC LINE EASEMENT	01/10/17	Sherlyn Tobin, f/k/a Sherlyn Doehrmann, and Michael Tobin, Wife and Husband	ITC Midwest LLC	07/26/17	Book 2017, Page 8763
IA	IOWA	ELECTRIC LINE EASEMENT	03/09/17	Dwight Harvey Gildemeister and Margaret Gildemeister, Husband and Wife	ITC Midwest LLC	07/26/17	Book 2017, Page 8768
IA	IOWA	ELECTRIC LINE EASEMENT	09/30/16	Patrick Otte and Eva Otte, Husband and Wife	ITC Midwest LLC	07/26/17	Book 2017, Page 8784
IA	IOWA	ELECTRIC LINE EASEMENT	10/10/16	John D. Oliver, a Single Person	ITC Midwest LLC	07/26/17	Book 2017, Page 8789
IA	IOWA	ELECTRIC LINE EASEMENT	12/28/16	Loretta Schlesselman, a Single Person	ITC Midwest LLC	07/26/17	Book 2017, Page 8773
IA	IOWA	ELECTRIC LINE EASEMENT	12/28/16	Linda L. Schroeder and Curt Schroeder, Wife and Husband	ITC Midwest LLC	07/26/17	Book 2017, Page 8778
IA	IOWA	ELECTRIC LINE EASEMENT	09/19/16	Robert L. Hicks and Phyllis A. Hicks as Trustees of the Robert L. Hicks and Phyllis A. Hicks Revocable Trust dated July 22, 2005	ITC Midwest LLC	07/26/17	Book 2017, Page 8795
IA	IOWA	ELECTRIC LINE EASEMENT	10/28/16	Scott Williams and Robin R. Williams, Husband and Wife; and Peggy Williams Swick and William J. Swick, Wife and Husband	ITC Midwest LLC	07/26/17	Book 2017, Page 8800
IA	IOWA	ELECTRIC LINE EASEMENT	06/02/17	Iowa County, Iowa	ITC Midwest LLC	07/19/17	Book 2017, Page 8303
IA	IOWA	VEGETATION MANAGEMENT EASEMENT	06/02/17	Iowa County, Iowa	ITC Midwest LLC	07/19/17	Book 2017, Page 8307
IA	IOWA	ELECTRIC LINE EASEMENT	10/19/16	Neal Huedepohl as Executor of the Estate of Harvey Huedepohl	ITC Midwest LLC	10/06/17	Book 2017, Page 12244
IA	IOWA	ELECTRIC LINE EASEMENT	04/11/18	Diane R. Huedepohl and Merlyn A. Huedepohl, Trustees, or their successors in trust, under the Diane R. Huedepohl Living Trust dated November 5, 2013, and any amendments thereto	ITC Midwest LLC	04/24/18	Book 2018, Page 4181
IA	IOWA	EASEMENT	04/20/18	Hawkeye Land Co., an Iowa corporation	ITC Midwest LLC	05/08/18	Book 2018, Page 4720

IA	JACKSON	SUBSTATION SITE EASEMENT AGREEMENT	04/24/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/04/18	18-1417
IA	JACKSON	AMENDED AND RESTATED EASEMENT AGREEMENT	05/15/18	Gary H. Schurbon and Lonna Schurbon, Husband and Wife	ITC Midwest LLC	06/01/18	18-1817
IA	JASPER	VEGETATION MANAGMENET EASEMENT	01/06/17	Ricky L. Burch and George Stevens as Co-Administrators of the Estate of Dwight E. Burch, Deceased	ITC Midwest LLC	02/08/17	201700000863
IA	JASPER	VEGETATION MANAGEMENT EASEMENT	02/21/17	The Board of Park Commissioners in the City of Newton, Iowa	ITC Midwest LLC	04/06/17	201700002036
IA	JASPER	VEGETATION MANAGEMENT EASEMENT	01/10/17	Jonathan S. VanDusseldorp and Ashley Van Dusseldorp, Husband and Wife	ITC Midwest LLC	04/06/17	201700002037
IA	JASPER	GUY AND ANCHOR EASEMENT	11/02/16	Charlotte Warrick, a Single Person; and Jennifer D. Gearhart, a Single Person	ITC Midwest LLC	04/06/17	201700002038
IA	JASPER	VEGETATION MANAGEMENT EASEMENT	10/10/16	Roger L. Beyer and Esther L. Beyer as Trustees of the Roger L. Beyer and Esther L. Beyer Revocable Trust	ITC Midwest LLC	04/06/17	201700002039
IA	JASPER	VEGETATION MANAGEMENT EASEMENT	01/31/17	Larry T. Stewart and Peney Stewart, Husband and Wife	ITC Midwest LLC	04/20/17	201700002367
IA	JASPER	PARTIAL EASEMENT ASSIGNMENT	05/15/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/22/17	201700003023
IA	JASPER	PARTIAL EASEMENT ASSIGNMENT	05/15/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/22/17	201700003024
IA	JASPER	FIBER OPTIC CABLE EASEMENT	02/05/18	Galen L. Heyveld and Tammy Heyveld, Husband and Wife	ITC Midwest LLC	03/06/18	201800001166
IA	JASPER	ACCESS EASEMENT	02/05/18	Galen L. Heyveld and Tammy Heyveld, Husband and Wife	ITC Midwest LLC	03/06/18	201800001165
IA	JEFFERSON	GUY AND ANCHOR EASEMENT	05/22/18	Kevin E. Phelps and Teena M. Phelps, Husband and Wife (Contract Sellers); and Donald Hoelting, a Single Person (Contract Buyer)	ITC Midwest LLC	05/29/18	2018-1278
IA	JOHNSON	ELECTRIC LINE EASEMENT	03/30/17	Farmers Electric Cooperative	ITC Midwest LLC	06/05/17	Book 5656, Page 997
IA	JOHNSON	GUY AND ANCHOR EASEMENT	03/30/17	Farmers Electric Cooperative	ITC Midwest LLC	06/05/17	Book 5656, Page 998
IA	JOHNSON	ELECTRIC LINE EASEMENT	03/30/17	Dickel Construction Company	ITC Midwest LLC	06/05/17	Book 5657, Page 2
IA	JOHNSON	GUY AND ANCHOR EASEMENT	03/30/17	Dickel Construction Company	ITC Midwest LLC	06/05/17	Book 5657, Page 6
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/06/17	Jeff A. Boller and Carol M. Boller, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 9
IA	JOHNSON	GUY AND ANCHOR EASEMENT	04/06/17	Jeff A. Boller and Carol M. Boller, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 36
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/06/17	Jessica Jeffries and Samuel Jeffries	ITC Midwest LLC	06/05/17	Book 5657, Page 71
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/02/17	Sharon Telphone Company, Inc.	ITC Midwest LLC	06/05/17	Book 5657, Page 75
IA	JOHNSON	GUY AND ANCHOR EASEMENT	05/02/17	Sharon Telphone Company, Inc.	ITC Midwest LLC	06/05/17	Book 5657, Page 79
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/20/17	Paul L. Troyer, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 82
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/25/17	Steve D. Miller and Alta Fern Miller, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 92
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/20/17	Randy S. Melsha and Debbie S. Melsha, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 247
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/17/17	Laban R. Brenneman and Delores Brenneman, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 276
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/17/17	Aquila Paul Brenneman and Emma Grace Brenneman, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 280

IA	JOHNSON	GUY AND ANCHOR EASEMENT	04/17/17	Aquila Paul Brenneman and Emma Grace Brenneman, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 284
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/11/17	Nelson D. Hershberger and Sue A. Hershberger, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 287
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/20/17	Rodney D. Steckly and Angela K. Steckly, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 291
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/06/17	Cox-Johnson Farms, Corp.	ITC Midwest LLC	06/05/17	Book 5657, Page 295
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/22/17	Marjorie L. Miller, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 306
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/05/17	Ryan D. Yoder, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 313
IA	JOHNSON	GUY AND ANCHOR EASEMENT	04/05/17	Ryan D. Yoder, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 317
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/25/17	Richard S. Wenman and Mary Wenman a/k/a Mary K. Wenman, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 466
IA	JOHNSON	GUY AND ANCHOR EASEMENT	04/25/17	Richard S. Wenman and Mary Wenman a/k/a Mary K. Wenman, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 470
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/09/17	Ryan S. Liddell and Hannah L. Liddell, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 513
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/05/17	Steve’s Farm Supply, Inc.	ITC Midwest LLC	06/05/17	Book 5657, Page 517
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/21/17	Judy Dobbs n/k/a Judy Troyer, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 521
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/20/17	Daryl D. Slabaugh and Viola M. Slabaugh, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 529
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/11/17	Robert Earl Miller and Karen Louise Miller, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 533
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/03/17	Ray W. Frank, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 537
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/05/17	Mary Ruth Mougin and Charles T. Mougin, Wife and Husband	ITC Midwest LLC	06/05/17	Book 5657, Page 541
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/13/17	Dallas Truman Schrock and Laura Ann Schrock, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 588
IA	JOHNSON	GUY AND ANCHOR EASEMENT	04/13/17	Dallas Truman Schrock and Laura Ann Schrock, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 592
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/03/17	Ray W. Frank, a Single Person	ITC Midwest LLC	06/05/17	Book 5657, Page 673
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/24/17	Dale A. Schnoebelen, Trustee of the Dale A. Schnoebelen Revocable Trust U/D/O January 13, 2011; and Connie M. Schnoebelen, Trustee of the Connie M. Schnoebelen Revocable Trust U/D/O January 13, 2011	ITC Midwest LLC	06/05/17	Book 5657, Page 680
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/05/17	James E. Frantz and Hope I. Frantz, Husband and Wife	ITC Midwest LLC	06/05/17	Book 5657, Page 685
IA	JOHNSON	GUY AND ANCHOR EASEMENT	4/6/17	Lyndon M. Miller and Charlotte S. Miller, Husband and Wife	ITC Midwest LLC	7/19/17	Book 5680, Page 27
IA	JOHNSON	ELECTRIC LINE EASEMENT	4/6/17	Lyndon M. Miller and Charlotte S. Miller, Husband and Wife	ITC Midwest LLC	7/19/17	Book 5680, Page 30
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/10/17

Mary Jo Banwart, formerly Mary Jo Miller and Jon P. Banwart, Wife and Husband; Linda L. Kennel and Russel R. Kennel, Wife and Husband; Kim Miller Keilin, formerly known as Kim I. Miller, a Single Person; and Edwin J. O’Brien, Successor Trustee of the Revocable Trust Agreemenet of Jane E. O’Brien dated October 27, 1998

					ITC Midwest LLC	07/19/17	Book 5680, Page 34
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/11/17	Robert E. Miller and Karen L. Miller, Husband and Wife	ITC Midwest LLC	7/19/17	Book 5680, Page 41
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/16/17	Darlene Y. Gingerich, a Single Person	ITC Midwest LLC	07/20/17	Book 5680, Page 141

IA	JOHNSON	ELECTRIC LINE EASEMENT	06/28/17	L&S LAnd, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	07/20/17	Book 2018, Page 1482
IA	JOHNSON	ELECTRIC LINE EASEMENT	06/28/17	James E. Frantz and Hope I. Frantz, Husband and Wife (Contract Sellers); and Thomas W. Schott and Joslin D. Schott, Husband and Wife (Contract Buyers)	ITC Midwest LLC	07/20/17	Book 5680, Page 153
IA	JOHNSON	OVERHANG EASEMENT	07/18/17	Stanley A. Yoder and Noreen Yoder, Husband and Wife	ITC Midwest LLC	08/10/17	Book 5689, Page 916
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/26/17	Hills Bank & Trust Company, as Executor of the Estate of Donna Maas	ITC Midwest LLC	08/10/17	Book 5689, Page 922
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/31/17	Dale R. Miller and Audrey J. Miller, Trustees of the Dale R. Miller and Audrey J. Miller Trust dated July 25, 2014	ITC Midwest LLC	08/10/17	Book 5689, Page 926
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/31/17	Dwight O. Schrock a/k/a Dwight Osa Schrock and Lori J. Schrock a/k/a Lori June Schrock, Husband and Wife	ITC Midwest LLC	08/10/17	Book 5689, Page 930
IA	JOHNSON	GUY AND ANCHOR EASEMENT	07/19/17	Sally K. Pessman, a Single Person	ITC Midwest LLC	08/31/17	Book 5698, Page 755
IA	JOHNSON	ELECTRIC LINE EASEMENT	05/30/17	Marjorie L. Miller, a Single Person	ITC Midwest LLC	08/31/17	Book 5698, Page 758
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/19/17	Marjorie L. Miller, a Single Person	ITC Midwest LLC	08/31/17	Book 5698, Page 765
IA	JOHNSON	ELECTRIC LINE EASEMENT	08/10/17	The Clausen Farm Corporation	ITC Midwest LLC	08/31/17	Book 5698, Page 769
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/05/17	Reginald D. Yoder and Cheryne G. Yoder, Husband and Wife	ITC Midwest LLC	09/21/17	Book 5706, Page 522
IA	JOHNSON	GUY AND ANCHOR EASEMENT	04/20/17	Paul L. Troyer, a Single Person	ITC Midwest LLC	10/24/17	Book 5716, Page 690
IA	JOHNSON	GUY AND ANCHOR EASEMENT	07/18/17	Stanley A. Yoder and Noreen Yoder, Husband and Wife	ITC Midwest LLC	10/24/17	Book 5716, Page 687
IA	JOHNSON	OVERHANG EASEMENT	10/04/17	Monroe G. Miller, Trustee of the Monroe G. Miller and Emma Jean Miller Trust dated January 18, 2016	ITC Midwest LLC	10/24/17	Book 5716, Page 693
IA	JOHNSON	GUY AND ANCHOR EASEMENT	10/18/17	Marjorie L. Miller as Trustee of the Marjorie L. Miller Revocable Trust Dated July 10, 2017	ITC Midwest LLC	11/14/17	Book 5724, Page 156
IA	JOHNSON	ELECTRIC LINE EASEMENT	10/26/17	Thomas Leroy Bayliss a/k/a Thomas L. Bayliss, a Single Person	ITC Midwest LLC	11/14/17	Book 5724, Page 159
IA	JOHNSON	GUY AND ANCHOR EASEMENT	07/24/17	Thomas Leroy Bayliss a/k/a Thomas L. Bayliss, a Single Person	ITC Midwest LLC	11/22/17	Book 5728, Page 75
IA	JOHNSON	ELECTRIC LINE EASEMENT	12/12/17	Phillip E. Winborn, a Single Person; Andrew Winborn and Pat Winborn, Husband and Wife; and Matthew Winborn and Jennifer Winborn, Husband and Wife, subject to a Life Estate in Phillip E. Winborn	ITC Midwest LLC	01/05/18	Book 5745, Page 476
IA	JOHNSON	GUY AND ANCHOR EASEMENT	12/05/17	Laban R. Brenneman and Delores Brenneman, Husband and Wife	ITC Midwest LLC	01/05/18	Book 5745, Page 482
IA	JOHNSON	ELECTRIC LINE EASEMENT	11/06/17	Virginia A. Stutsman and Ronald E. Stutsman, Wife and Husband	ITC Midwest LLC	04/25/18	Book 5777, Page 291
IA	JOHNSON	ELECTRIC LINE EASEMENT	04/26/18	Ronald E. Stutsman and Virginia A. Stutsman, Husband and Wife; James R. Stutsman and Jill S. Stutsman, Husband and Wife; and Roger C. Stutsman and Sally A. Stutsman, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 109
IA	JOHNSON	ELECTRIC LINE EASEMENT	08/09/17	Mark Slabaugh and Rosemary Slabaugh, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 276
IA	JOHNSON	ELECTRIC LINE EASEMENT	08/12/17	Rudy J. Brenneman and Geneva G. Brenneman, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 282
IA	JOHNSON	GUY AND ANCHOR EASEMENT	08/12/17	Rudy J. Brenneman and Geneva G. Brenneman, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 288
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/19/17	Pauline M. Schrock, a Single Person (Contract Seller); and Larry Schrock and Rosella Schrock, Husband and Wife (Contract Buyers)	ITC Midwest LLC	05/21/18	Book 5786, Page 293
IA	JOHNSON	GUY AND ANCHOR EASEMENT	11/08/17	Pauline M. Schrock, a Single Person (Contract Seller); and Larry Schrock and Rosella Schrock, Husband and Wife (Contract Buyers)	ITC Midwest LLC	05/21/18	Book 5786, Page 300
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/18/17	Alice V. Hochstedler, a Single Person	ITC Midwest LLC	05/21/18	Book 5786, Page 307

IA	JOHNSON	GUY AND ANCHOR EASEMENT	07/18/17	Alice V. Hochstedler, a Single Person	ITC Midwest LLC	05/21/18	Book 5786, Page 313
IA	JOHNSON	GUY AND ANCHOR EASEMENT	11/17/17	Audrey Miller and Myron Hochstedler as Co-Executors of the Estate of Alice V. Hochstedler	ITC Midwest LLC	05/21/18	Book 5786, Page 318
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/12/17	James L. Gingerich and Lois A. Gingerich, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 324
IA	JOHNSON	ELECTRIC LINE EASEMENT	11/08/17	James L. Gingerich and Lois A. Gingerich, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 335
IA	JOHNSON	GUY AND ANCHOR EASEMENT	11/08/17	James L. Gingerich and Lois A. Gingerich, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 330
IA	JOHNSON	MEMORANDUM OF OPTION	01/03/18	Daniel Eugene Yoder, a Single Person	ITC Midwest LLC	05/21/18	Book 5786, Page 351
IA	JOHNSON	ELECTRIC LINE EASEMENT	11/03/17	Daniel Eugene Yoder, a Single Person	ITC Midwest LLC	05/21/18	Book 5786, Page 345
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/25/17	LaWayne G. Miller and Mary Emma Miller, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 357
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/12/17	Lyle L. Hochstedler and Marilyn J. Hochstedler, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 556
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/12/17	Lyle L. Hochstedler and Marilyn J. Hochstedler, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 775
IA	JOHNSON	ELECTRIC LINE EASEMENT	10/03/17	Lyle L. Hochstedler and Marilyn J. Hochstedler, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 534
IA	JOHNSON	GUY AND ANCHOR EASEMENT	10/03/17	Lyle L. Hochstedler and Marilyn J. Hochstedler, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 540
IA	JOHNSON	ELECTRIC LINE EASEMENT	01/12/18	Gordon K. Miller and Iva V. Miller, as Co-Trustees of the Gable Avenue Trust	ITC Midwest LLC	05/21/18	Book 5786, Page 545
IA	JOHNSON	GUY AND ANCHOR EASEMENT	11/08/17	Gordon K. Miller and Iva V. Miller, as Co-Trustees of the Gable Avenue Trust	ITC Midwest LLC	05/21/18	Book 5786, Page 551
IA	JOHNSON	ELECTRIC LINE EASEMENT	06/30/17	Firman Hershberger and Sovilla Hershberger, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 562
IA	JOHNSON	ELECTRIC LINE EASEMENT	08/09/17	Paul S. Hochstedler and Emma A. Hochstedler, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 581
IA	JOHNSON	ELECTRIC LINE EASEMENT	10/23/17	Douglas J. Brenneman and Diane Zaerr Brenneman, Husband and Wife	ITC Midwest LLC	05/21/18	Book 5786, Page 586
IA	JOHNSON	GUY AND ANCHOR EASEMENT	01/31/18	The Clausen Farm Corporation	ITC Midwest LLC	05/24/18	Book 5788, Page 422
IA	JONES	ELECTRIC LINE EASEMENT	06/24/17	Larry McCormick and Velda McCormick, Husband and Wife (Contract Sellers); and David P. Clark, a Single Person (Contract Buyer)	ITC Midwest LLC	08/14/17	2017-2175
IA	JONES	ELECTRIC LINE EASEMENT	06/24/17	VonBehren Farms, Inc.	ITC Midwest LLC	08/14/17	2017-2176
IA	JONES	ELECTRIC LINE EASEMENT	10/16/17	Donald R. Holmes and Olive C. Shover, Husband and Wife; and John O. McElmeel and Sheryl L. McElmeel, Husband and Wife	ITC Midwest LLC	10/26/17	2017-2947
IA	JONES	MEMORANDUM OF OPTION	09/25/17	Kenton C. Heggebo, a Single Person	ITC Midwest LLC	10/27/17	2017-2955
IA	JONES	MEMORANDUM OF OPTION	09/27/17	Terrence A. Lineburg and Karen E. Lineburg, Husband and Wife	ITC Midwest LLC	10/27/17	2017-2956
IA	JONES	MEMORANDUM OF OPTION	09/29/17	Larry L. McCormick and Velda A. McCormick, Husband and Wife	ITC Midwest LLC	10/27/17	2017-2957
IA	JONES	MEMORANDUM OF OPTION	10/03/17	Danny Kurth and Tammy Kurth, Husband and Wife	ITC Midwest LLC	10/27/17	2017-2958
IA	JONES	MEMORANDUM OF OPTION	10/10/17	Leann K. Knupp and John R. Knupp, WIfe and Husband	ITC Midwest LLC	10/27/17	2017-2959
IA	JONES	MEMORANDUM OF OPTION	11/13/17	Stone City Estates Ltd., an Iowa corporation	ITC Midwest LLC	12/27/17	2017-3561

IA	JONES	MEMORANDUM OF OPTION	11/30/17	James Morgan Luckstead and Jacqueline S. Luckstead, Husband and Wife	ITC Midwest LLC	12/27/17	2017-3562
IA	JONES	MEMORANDUM OF OPTION	11/29/17	Gary W. Stolte and Karen K. Stolte, Husband and Wife	ITC Midwest LLC	12/27/17	2017-3563
IA	JONES	MEMORANDUM OF OPTION	11/29/17	Gordon M. Thomsen and Betty J. Thomsen, Husband and Wife	ITC Midwest LLC	12/27/17	2017-3564
IA	JONES	MEMORANDUM OF OPTION	12/11/17	Ty A. Jeffery and Diane M. Jeffery, Husband and Wife	ITC Midwest LLC	01/12/18	2018-0135
IA	JONES	MEMORANDUM OF OPTION	11/22/17	Joel F. Zamastil and Connie S. Zamastil, Husband and Wife	ITC Midwest LLC	01/12/18	2018-0136
IA	JONES	MEMORANDUM OF OPTION	11/09/17	Matthew Lynn Walshire a/k/a Matthew Lynon Walshire and Brianne Walshire, Husband and Wife	ITC Midwest LLC	01/12/18	2018-0137
IA	JONES	MEMORANDUM OF OPTION	11/17/17	John L. Kenney, a Single Person	ITC Midwest LLC	01/12/18	2018-0138
IA	JONES	PARTIAL EASEMENT ASSIGNMENT	02/13/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	02/23/18	2018-0491
IA	JONES	WARRANTY DEED	02/20/18	Leann K. Knupp and John R. Knupp, WIfe and Husband	ITC Midwest LLC	02/26/18	2018-0516
IA	JONES	MEMORANDUM OF OPTION	09/13/17	Lavern A. Meyer and Judith E. Meyer, Husband and Wife	ITC Midwest LLC	03/08/18	2018-0615
IA	JONES	MEMORANDUM OF OPTION	12/15/17	Richard McAtee and Doris E. McAtee, Husband and Wife	ITC Midwest LLC	03/08/18	2018-0616
IA	JONES	MEMORANDUM OF OPTION	09/26/17	Gary D. Sievers and Karen K. Sievers, Husband and Wife	ITC Midwest LLC	03/08/18	2018-0617
IA	JONES	MEMORANDUM OF OPTION	10/05/17	Frances Jane Jensen, a Single Person	ITC Midwest LLC	03/08/18	2018-0619
IA	JONES	MEMORANDUM OF OPTION	01/10/18	Gary D. Sievers and Karen K. Sievers, Husband and Wife	ITC Midwest LLC	03/16/18	2018-0666
IA	JONES	PARTIAL EASEMENT ASSIGNMENT	03/06/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	03/29/18	2018-0778
IA	JONES	MEMORANDUM OF OPTION	01/19/18

Rosialie Rohwedder, a Single Person; Patricia K. Arcambault, a Single Person; Glenn A, Overbaugh and Pricilla M. Overbaugh, as Co-Trustees of the Glenn A. Overbaugh and Pricilla M. Overbaugh Joint Declaration Trust dated September 23, 2013; Joe E. Rohwedder and Denise Rohwedder, Husband and Wife; and Becky A. Inman and Joseph Inman, Wife and Husband, subject to a life estate in Rosalie Rohwedder

					ITC Midwest LLC	04/25/18	2018-1027
IA	JONES	MEMORANDUM OF OPTION	04/24/18	Frances Jane Jensen, a Single Person	ITC Midwest LLC	05/17/18	2018-1248
IA	JONES	OVERHANG EASEMENT	10/11/17	Allen P. Rix, a Single Person	ITC Midwest LLC	05/30/18	2018-1373
IA	JONES	OVERHANG EASEMENT	11/16/17	S & K Robinson Farms, LLC	ITC Midwest LLC	05/30/18	2018-1370
IA	JONES	ELECTRIC LINE EASEMENT	09/30/17	Gary A. Thomsen, a Single Person	ITC Midwest LLC	05/30/18	2018-1381
IA	JONES	ELECTRIC LINE EASEMENT	10/09/17	Thomas G. Poduska and Diane L. Poduska, Husband and Wife	ITC Midwest LLC	05/30/18	2018-1371
IA	JONES	OVERHANG EASEMENT	09/11/17	Kerry L. Scharff and Nora A. Scharff, Husband and Wife (Contract Buyers and Owners); and Larry L. Scharff and Martha L. Scharff, Husband and Wife (Contract Sellers)	ITC Midwest LLC	05/30/18	2018-1372
IA	JONES	OVERHANG EASEMENT	10/07/17	Gary Rix and Jane Ann Rix, Husband and Wife	ITC Midwest LLC	05/30/18	2018-1374
IA	JONES	OVERHANG EASEMENT	10/13/17	Debra Ann Wagner, a Single Person	ITC Midwest LLC	05/30/18	2018-1375
IA	JONES	OVERHANG EASEMENT	12/11/17	Ned Rohwedder and Cindy Rohwedder, Husband and Wife	ITC Midwest LLC	05/30/18	2018-1376
IA	JONES	OVERHANG EASEMENT	09/15/17	Ned Rohwedder and Cindy Rohwedder, Husband and Wife	ITC Midwest LLC	05/30/18	2018-1377

IA	JONES	ELECTRIC LINE EASEMENT	10/17/17	JoAnn L. Dirks and H. Keith Dirks, Wife and Husband	ITC Midwest LLC	05/30/18	2018-1378
IA	JONES	ELECTRIC LINE EASEMENT	10/26/17	Dean Ulrich and Julie Ulrich, Husband and Wife	ITC Midwest LLC	05/30/18	2018-1379
IA	JONES	ELECTRIC LINE EASEMENT	06/27/17	Rausenberger Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	05/30/18	2018-1380
IA	JONES	ELECTRIC LINE EASEMENT	06/20/18	Allen P. Rix, a Single Person	ITC Midwest LLC	07/16/18	2018-1889
IA	JONES	MEMORANDUM OF OPTION	06/06/18	James F. Lawson and Glenda S. Lawson, Husband and Wife; Jennifer S. Benhart f/k/a Jennifer S. Lawson and Travis D. Benhart, Wife and Husband; and Scott Lawson, a Single Person	ITC Midwest LLC	07/16/18	2018-1901
IA	JONES	MEMORANDUM OF OPTION	06/13/18	Gary P. Rix and Jane Ann Rix, Husband and Wife	ITC Midwest LLC	07/16/18	2018-1903
IA	JONES	MEMORANDUM OF OPTION	07/02/18	Zachary Brecht, a Single Person	ITC Midwest LLC	07/25/18	2018-1983
IA	JONES	MEMORANDUM OF OPTION	07/05/18	Richard J. Carpenter and Brenda A. Carpenter, Husband and Wife	ITC Midwest LLC	07/25/18	2018-1984
IA	JONES	MEMORANDUM OF OPTION	07/25/18

Scott J. Tenley and Carlene Tenley, Husband and Wife; James D. Tenley, a Single Person; Darcie A. Tenley, a Single Person; and Roland J. Tenley and Darcie A. Tenley as Trustees of the Gregory J. Tenley Family Trust a/k/a Gregory J. Tenley Trust

					ITC Midwest LLC	08/15/18	2018-2215
IA	JONES	MEMORANDUM OF OPTION	07/25/18

Scott J. Tenley and Carlene Tenley, Husband and Wife; James D. Tenley, a Single Person; and Roland J. Tenley and Darcie A. Tenley as Trustees of the Gregory J. Tenley Family Trust a/k/a Gregory J. Tenley Trust

					ITC Midwest LLC	08/15/18	2018-2218
IA	JONES	MEMORANDUM OF OPTION	07/02/18	Kasey L. Brecht and Kimberly R. Brecht, Husband and Wife	ITC Midwest LLC	08/15/18	2018-2219
IA	KEOKUK	ELECTRIC LINE EASEMENT	10/25/17	Robert L. Benson and Sara L. Benson, Husband and Wife	ITC Midwest LLC	11/02/17	E20170480
IA	KOSSUTH	ELECTRIC LINE EASEMENT	02/20/14

Harold R. Gingrich, Trustee of the Harold R. Gingrich Revocable Living Trust; and Jeanne C. Rah, a single person; Linda k. Isebrand and Rodney Isebrand, spouse; Joyce Roberts, formerly known as Joyce Polzin, and Jim Roberts, spouse; and Beth Coddington, formerly known as Beth Gingrich, and Steven Coddington, spouse, subject to a life estate in Harold R. Gingrich

					ITC Midwest LLC	03/02/17	2017 627
IA	KOSSUTH	ELECTRIC LINE EASEMENT	03/26/14	Ronald M. Gray and Judith E. Gray, Husband and Wife	ITC Midwest LLC	03/02/17	2017 626
IA	KOSSUTH	ELECTRIC LINE EASEMENT	11/26/13	Pamela Karels and Douglas Karels, wife and husband	ITC Midwest LLC	03/02/17	2017 625
IA	KOSSUTH	ELECTRIC LINE EASEMENT	02/27/17	James H. Sparks, a Single Person	ITC Midwest LLC	03/14/17	2017 758
IA	KOSSUTH	ELECTRIC LINE EASEMENT	08/04/17	Joseph P. Goche and Marcia C. Goche, Husband and Wife	ITC Midwest LLC	08/16/17	2017 2415
IA	KOSSUTH	ELECTRIC LINE EASEMENT	08/04/17	Global Assets, L.L.C.	ITC Midwest LLC	08/16/17	2017 2416
IA	KOSSUTH	ELECTRIC LINE EASEMENT	08/04/17	Global Assets, L.L.C.	ITC Midwest LLC	08/16/17	2017 2414
IA	KOSSUTH	ELECTRIC LINE EASEMENT	10/26/17	Paul A. Koppen and Elsie A. Koppen Family Trust	ITC Midwest LLC	11/13/17	2017 3258
IA	KOSSUTH	EASEMENT	04/20/18	Hawkeye Land Co., an Iowa corporation	ITC Midwest LLC	05/08/18	2018 1350
IA	KOSSUTH	ELECTRIC LINE EASEMENT AGREEMENT	05/03/18	MidAmerican Energy Company, an Iowa corporation	ITC Midwest LLC	05/11/18	2018 1379
IA	LEE	OVERHANG EASEMENT	01/24/17	Jack H. Meister and Mae L. Meister, Husband and Wife	ITC Midwest LLC	02/08/17	Book 2017, Page 590
IA	LEE	ELECTRIC LINE EASEMENT	04/10/17	Joseph D. Hendrickson and Andrea Hendrickson, Husband and Wife	ITC Midwest LLC	08/22/17	Book 2017, Page 3593
IA	LINN	ELECTRIC LINE EASEMENT	01/11/17	Daniel L. Davidson, a Single Person	ITC Midwest LLC	02/08/17	Book 9764, Page 135
IA	LINN	CORRECTIVE ELECTRIC LINE EASEMENT	01/23/17	Iowa Department of Natural Resources acting for the State of Iowa	ITC Midwest LLC	02/08/17	Book 9764, Page 149

IA	LINN	ELECTRIC LINE EASEMENT	01/23/17	Iowa Department of Natural Resources acting for the State of Iowa	ITC Midwest LLC	02/08/17	Book 9764, Page 143
IA	LINN	ELECTRIC LINE EASEMENT	01/24/17	Albert P. Lucas, a Single Person	ITC Midwest LLC	02/08/17	Book 9764, Page 286
IA	LINN	OVERHANG EASEMENT	02/09/17	Minnie Lee Boxwell, a Single Person	ITC Midwest LLC	03/07/17	Book 9780, Page 437
IA	LINN	OVERHANG EASEMENT	01/25/17	Duckett Enterprises, L.L.C.	ITC Midwest LLC	03/07/17	Book 9780, Page 440
IA	LINN	ELECTRIC LINE EASEMENT	12/08/16	Glenn Kurth and Betty Kurth, Husband and Wife	ITC Midwest LLC	03/14/17	Book 9784, Page 689
IA	LINN	ELECTRIC LINE EASEMENT	02/15/17	Jay J. Davis and Christine M. Davis, Husband and Wife	ITC Midwest LLC	03/14/17	Book 9784, Page 693
IA	LINN	ELECTRIC LINE EASEMENT	12/08/16	Leona O. Smith, and William A. Faoro, Wife and Husband	ITC Midwest LLC	03/14/17	Book 9785, Page 4
IA	LINN	ELECTRIC LINE EASEMENT	03/06/17	Paul L. Pospisil and Leota M. Pospisil, Husband and Wife	ITC Midwest LLC	03/14/17	Book 9785, Page 9
IA	LINN	WARRANTY DEED	03/23/17	Charles E. Frantz a/k/a Charles Emory Frantz, a Single Person, and Joseph F. Kwapil, Jr. and Deanna Rae Kwapil, Husband and Wife	ITC Midwest LLC	03/23/17	Book 9792, Page 307
IA	LINN	OVERHANG EASEMENT	03/02/17	Prairie Pine Properties, LLC a/k/a Hills Real Estate, LLC	ITC Midwest LLC	04/06/17	Book 9801, Page 685
IA	LINN	ELECTRIC LINE EASEMENT	03/01/17	Cornell College of Mount Vernon, Iowa	ITC Midwest LLC	04/06/17	Book 9802, Page 390
IA	LINN	ELECTRIC LINE EASEMENT	01/26/17	Marie E. Hruby and Lloyd E. Hruby, Wife and Husband; and Barbara E. Russell, a Single Person	ITC Midwest LLC	04/10/17	Book 9803, Page 627
IA	LINN	ELECTRIC LINE EASEMENT	01/26/17	Marie E. Hruby and Lloyd E. Hruby, Wife and Husband; and Barbara E. Russell, a Single Person	ITC Midwest LLC	04/10/17	Book 9803, Page 640
IA	LINN	ELECTRIC LINE EASEMENT	03/13/17	Christine Lee Hardin-Tope, a Single Person	ITC Midwest LLC	04/13/17	Book 9807, Page 212
IA	LINN	ELECTRIC LINE EASEMENT	04/19/17	Wesley Vondracek and Suzanne Michele Vondracek, Husband and Wife	ITC Midwest LLC	05/16/17	Book 9832, Page 320
IA	LINN	OVERHANG EASEMENT	05/08/17	Michael R. Weber and Virginia J. Weber, Husband and Wife	ITC Midwest LLC	05/16/17	Book 9832, Page 324
IA	LINN	ELECTRIC LINE EASEMENT	04/04/17	Donna A. Reilly, a Single Person	ITC Midwest LLC	05/18/17	Book 9834, Page 411
IA	LINN	ELECTRIC LINE EASEMENT	04/04/17	Jan Gary Dickey and Carolyn Ann Dickey, Husband and Wife	ITC Midwest LLC	05/18/17	Book 9834, page 441
IA	LINN	VEGETATION MANAGEMENT EASEMENT	05/26/17	Hilltop Kennels, LLC f/k/a HT Kennels, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	07/11/17	Book 9877, Page 687
IA	LINN	ELECTRIC LINE EASEMENT	06/25/17	Michele C. Scott, a Single Person	ITC Midwest LLC	07/19/17	Book 9884, Page 316
IA	LINN	ELECTRIC LINE EASEMENT	06/22/17	Dorothy M. Grendler, a Single Person	ITC Midwest LLC	07/19/17	Book 9884, Page 321
IA	LINN	ELECTRIC LINE EASEMENT	06/21/17	Jon M. Dornbusch, a Single Person	ITC Midwest LLC	07/19/17	Book 9884, Page 326
IA	LINN	ELECTRIC LINE EASEMENT	05/05/17	Butterfield Family Partnership, a Michigan registered partnership	ITC Midwest LLC	07/26/17	Book 9890, Page 203
IA	LINN	ELECTRIC LINE EASEMENT	05/01/17	MJC Investments, LLC	ITC Midwest LLC	07/26/17	Book 9890, Page 209
IA	LINN	ELECTRIC LINE EASEMENT	12/22/16	John C. Mallie Family Farms, Inc.	ITC Midwest LLC	07/26/17	Book 9890, Page 216
IA	LINN	OVERHANG EASEMENT	03/06/17	Paul L. Pospisil and Leota M Pospisil, Husband and Wife	ITC Midwest LLC	07/26/17	Book 9890, Page 245
IA	LINN	OVERHANG EASEMENT	07/13/17	Sun Line, Inc.	ITC Midwest LLC	07/31/17	Book 9894, Page 584

IA	LINN	OVERHANG EASEMENT	07/20/17	Gerald R. Egan house and Barbara G. Eganhouse, Husband and Wife	ITC Midwest LLC	07/31/17	Book 9894, Page 293
IA	LINN	GUY AND ANCHOR EASEMENT	07/20/17	Gerald R. Egan house and Barbara G. Eganhouse, Husband and Wife	ITC Midwest LLC	07/31/17	Book 9894, Page 297
IA	LINN	ELECTRIC LINE EASEMENT	07/11/17	Charles T. Hanson, a Single Person	ITC Midwest LLC	07/31/17	Book 9894, Page 288
IA	LINN	ELECTRIC LINE EASEMENT	08/04/17	Morgan Stork, as Executor of the Estate of Leo E. Frederick	ITC Midwest LLC	09/01/17	Book 9920, Page 635
IA	LINN	OVERHANG EASEMENT	08/22/17	Northern Natural Gas Company	ITC Midwest LLC	09/27/17	Book 9939, Page 184
IA	LINN	OVERHANG EASEMENT	09/21/17	All Iowa Agricultural Association, a non-profit corporation	ITC Midwest LLC	10/11/17	Book 9950, Page 219
IA	LINN	SUBSTATION SITE EASEMENT AGREEMENT	11/09/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	11/27/17	Book 9985, Page 327
IA	LINN	ELECTRIC LINE EASEMENT	11/20/17	Pathfinder Outdoor Education Center, LLC, an Iowa limited liability company	ITC Midwest LLC	12/08/17	Book 9995, Page 265
IA	LINN	ASSIGNMENT AND ASSUMPTION AGREEMENT	08/01/17	MidAmerican Energy Company, an Iowa corporation	ITC Midwest LLC	12/15/17	Book 10000, Page 342
IA	LINN	MEMORANDUM OF OPTION	10/16/17	John Wesley Scott, a Single Person	ITC Midwest LLC	12/20/17	Book 10003, Page 347
IA	LINN	MEMORANDUM OF OPTION	10/16/17	Samuel D. Selzer and Jacinta M. Selzer, Husband and Wife	ITC Midwest LLC	12/20/17	Book 10003, Page 352
IA	LINN	MEMORANDUM OF OPTION	10/12/17	Selzer Farms	ITC Midwest LLC	12/20/17	Book 10003, Page 357
IA	LINN	MEMORANDUM OF OPTION	11/17/17	Jeffrey J. Brundage and Darci R. Brundage, Husband and Wife	ITC Midwest LLC	12/20/17	Book 10003, Page 342
IA	LINN	MEMORANDUM OF OPTION	11/27/17	James B. Garnant and Sheryl K. Garnant, Husband and Wife	ITC Midwest LLC	12/20/17	Book 10003, Page 333
IA	LINN	ELECTRIC LINE EASEMENT AGREEMENT	08/25/17	Iowa Land and Building Company (an Iowa Corporation)	ITC Midwest LLC	12/29/17	Book 10009, Page 585
IA	LINN	GUY AND ANCHOR EASEMENT	08/25/17	Iowa Land and Building Company (an Iowa Corporation)	ITC Midwest LLC	12/29/17	Book 10009, Page 590
IA	LINN	ELECTRIC LINE EASEMENT	12/07/17	V.K.L.W., Inc., an Iowa Corporation	ITC Midwest LLC	01/04/18	Book 10012, Page 376
IA	LINN	MEMORANDUM OF OPTION	12/12/17	Harold Ray McCormick and Jeanette Marie McCormick, Husband and Wife	ITC Midwest LLC	01/11/18	Book 10017, Page 605
IA	LINN	MEMORANDUM OF OPTION	12/13/17	Gary J. Brown and Diane M. Brown, Husband and Wife	ITC Midwest LLC	01/11/18	Book 10018, Page 115
IA	LINN	MEMORANDUM OF OPTION	11/17/17	Dorothy Moynihan, a Single Person	ITC Midwest LLC	01/11/18	Book 10018, Page 120
IA	LINN	MEMORANDUM OF OPTION	10/19/17	Robert J. Spellerberg, a Single Person; and Matt E. Spellerberg a/k/a Matt E. Spellerberg, Jr., a Single Person	ITC Midwest LLC	01/11/18	Book 10018, Page 125
IA	LINN	MEMORANDUM OF OPTION	12/05/17	James A. Santee, a Single Person	ITC Midwest LLC	01/11/18	Book 10018, Page 131
IA	LINN	ELECTRIC LINE EASEMENT	07/07/17	Jeannette E. Kepler as Trustee of the Paul P. Kepler Revocable Trust, Dated July 24, 1996	ITC Midwest LLC	02/27/18	Book 10045, Page 314
IA	LINN	ELECTRIC LINE EASEMENT	04/13/17	Leona O. Smith and William A. Faoro, Wife and Husband	ITC Midwest LLC	03/01/18	Book 10046, Page 591
IA	LINN	ELECTRIC LINE EASEMENT	12/08/16	Leona O. Smith and William A. Faoro, Wife and Husband	ITC Midwest LLC	03/01/18	Book 10046, Page 586
IA	LINN	MEMORANDUM OF OPTION	11/17/17	Gary Moynihan and Linda L. Moynihan, Husband and Wife	ITC Midwest LLC	02/21/18	Book 10042, Page 214
IA	LINN	MEMORANDUM OF OPTION	01/17/18	Mary L. O’Haver, a Single Person	ITC Midwest LLC	02/21/18	Book 10042, Page 221

IA	LINN	ELECTRIC LINE EASEMENT	02/19/18	Provest Co., an Iowa General Partnership	ITC Midwest LLC	02/28/18	Book 10046, Page 67
IA	LINN	ELECTRIC LINE EASEMENT	01/15/18	Terry K. Moore and Boni J. Moore a/k/a Boni Jean Moore, Husband and Wife	ITC Midwest LLC	02/28/18	Book 10046, Page 386
IA	LINN	ELECTRIC LINE EASEMENT	03/09/18	City of Marion, Iowa	ITC Midwest LLC	04/04/18	Book 10070, Page 262
IA	LINN	MEMORANDUM OF OPTION	02/28/18	Edna C. Heck, a/k/a Edna Heck, a Single Person	ITC Midwest LLC	04/13/18	Book 10076, Page 184
IA	LINN	MEMORANDUM OF OPTION	03/01/18	Chad Hastings and Nicolette A. Hastings, Husband and Wife	ITC Midwest LLC	04/13/18	Book 10076, Page 188
IA	LINN	MEMORANDUM OF OPTION	03/07/18	Global Filter, LLC	ITC Midwest LLC	04/13/18	Book 10076, Page 192
IA	LINN	MEMORANDUM OF OPTION	02/28/18	Jordan Michelle Slaman, a Single Person	ITC Midwest LLC	04/13/18	Book 10076, Page 315
IA	LINN	MEMORANDUM OF OPTION	03/14/18	Nancy G. Bena and Gordon D. Bena, Wife and Husband	ITC Midwest LLC	04/13/18	Book 10076, Page 327
IA	LINN	MEMORANDUM OF OPTION	03/09/18	Robert W. Boots and Janet M. Boots, Husband and Wife	ITC Midwest LLC	04/13/18	Book 10076, Page 319
IA	LINN	ELECTRIC LINE EASEMENT	03/17/18	Rodney L. Snitker, a Single Person	ITC Midwest LLC	04/24/18	Book 10083, Page 173
IA	LINN	OVERHANG EASEMENT	03/12/18	Stephenie K. Hogan, a Single Person	ITC Midwest LLC	04/23/18	Book 10082, Page 335
IA	LINN	OVERHANG EASEMENT	03/08/18	Green II, LLC	ITC Midwest LLC	04/23/18	Book 10082, Page 330
IA	LINN	OVERHANG EASEMENT	03/07/18	K.M.M. L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	04/23/18	Book 10082, Page 316
IA	LINN	MEMORANDUM OF OPTION	04/10/18	Susan Gorbatjuk, a Single Person	ITC Midwest LLC	04/26/18	Book 10084, Page 197
IA	LINN	MEMORANDUM OF OPTION	04/10/18	JOEA LLC	ITC Midwest LLC	04/26/18	Book 10084, Page 498
IA	LINN	MEMORANDUM OF OPTION	03/21/18	Carl E. Machula and Hildegard Machula, Trustees of The Carl and Hildegard Machula Revocable Trust	ITC Midwest LLC	04/26/18	Book 10084, Page 482
IA	LINN	MEMORANDUM OF OPTION	03/14/18	James D. Sova, a Single Person, and Judy A. Hagan, a Single Person	ITC Midwest LLC	04/26/18	Book 10084, Page 486
IA	LINN	EASEMENT	04/26/18	Mark A. Koch and Denise Koch, Husband and Wife	ITC Midwest LLC	05/08/18	Book 10093, Page 316
IA	LINN	MEMORANDUM OF OPTION	04/23/18	Morris & Chipokas LC	ITC Midwest LLC	05/18/18	Book 10100, Page 244
IA	LINN	MEMORANDUM OF OPTION	05/02/18	Shirley M. Cathcart as Trustee of the Shirley M. Cathcart Revocable Trust date February 25, 2016	ITC Midwest LLC	05/24/18	Book 10106, Page 646
IA	LINN	MEMORANDUM OF OPTION	04/27/18	Aaron M. Tjaden and Sarah E. Tjaden, Husband and Wife	ITC Midwest LLC	05/24/18	Book 10106, Page 651
IA	LINN	MEMORANDUM OF OPTION	05/10/18	Good Ground Full Gospel Fellowship Ministries, Inc.	ITC Midwest LLC	05/29/18	Book 10109, Page 213
IA	LINN	MEMORANDUM OF OPTION	05/10/18	Good Ground Full Gospel Fellowship, an Iowa Corporation	ITC Midwest LLC	05/29/18	Book 10109, Page 220
IA	LINN	MEMORANDUM OF OPTION	05/10/18	Mike P. Williams and Pamela M. Houston n/k/a Pamela M. Williams, Husband and Wife	ITC Midwest LLC	06/01/18	Book 10112, Page 526
IA	LINN	OVERHANG EASEMENT	03/09/18	John C. Spaw, a Single Person	ITC Midwest LLC	06/11/18	Book 10121, Page 124
IA	LINN	VEGETATION MANAGEMENT EASEMENT	04/23/18	Daniel Paul Solomon and Kerry L. Solomon, Husband and Wife	ITC Midwest LLC	06/11/18	Book 10121, Page 172
IA	LINN	MEMORANDUM OF OPTION	05/22/18	Sevig Ranch, LLC	ITC Midwest LLC	06/12/18	Book 10122, Page 43

IA	LINN	OVERHANG EASEMENT	05/31/18	CRYOVAC, Inc., a corporation organized and existing under the laws of the State of Delaware	ITC Midwest LLC	06/14/18	Book 10124, Page 127
IA	LINN	MEMORANDUM OF OPTION	04/05/18	The City of Marion, Linn County, Iowa	ITC Midwest LLC	06/25/18	Book 10134, Page 126
IA	LINN	ELECTRIC LINE EASEMENT	04/01/17	ABCM Corporation, an Iowa Corporation	ITC Midwest LLC	06/27/18	Book 10138, Page 65
IA	LINN	ELECTRIC LINE EASEMENT	04/01/17	Richard A. Allbee and Kathy J. Meyer-Allbee, Husband and Wife	ITC Midwest LLC	06/27/18	Book 10138, Page 60
IA	LINN	ELECTRIC LINE EASEMENT	06/12/17	FFS Properties, LLC, an Iowa limited liability company	ITC Midwest LLC	06/27/18	Book 10138, Page 81
IA	LINN	MEMORANDUM OF OPTION	06/06/18	Thomas J. Arp and Patricia A. Arp, Husband and Wife	ITC Midwest LLC	6/29/18	Book 10140, Page 430
IA	LINN	MEMORANDUM OF OPTION	06/11/18	Scott L. Boyer and Carla K. Hilton, Husband and Wife	ITC Midwest LLC	07/12/18	Book 10148, Page 618
IA	LINN	GUY AND ANCHOR EASEMENT	04/20/18	Betty Kurth a/k/a Betty G. Kurth, a Single Person (Contract Seller); and Ronald W. Kurth, a Single Person (Contract Buyer)	ITC Midwest LLC	07/12/18	Book 10148, Page 624
IA	LINN	MEMORANDUM OF OPTION	11/20/17	Jonathan J. Strang, Trustee of the Dennis and Janice Strang Family Trust	ITC Midwest LLC	07/24/18	Book 10156, Page 486
IA	LINN	MEMORANDUM OF OPTION	07/03/18	Joellen Shoemaker, Trustee, Joellen Shoemaker Trust and Haaland Family, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	07/25/18	Book 10157, Page 428
IA	LINN	MEMORANDUM OF OPTION	06/13/18	Linn County, Iowa	ITC Midwest LLC	07/25/18	Book 10157, Page 439
IA	LINN	MEMORANDUM OF OPTION	06/27/18	Shawn R. Leonard, a Single Person	ITC Midwest LLC	07/25/18	Book 10157, Page 444
IA	LINN	MEMORANDUM OF OPTION	06/27/18	Randy J. Glandorf and Jayne E. Glandorf, Husband and Wife	ITC Midwest LLC	07/25/18	Book 10157, Page 448
IA	LINN	ELECTRIC LINE EASEMENT AGREEMENT	07/18/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	08/14/18	Book 10173, Page 51
IA	MAHASKA	PARTIAL EASEMENT ASSIGNMENT	05/15/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/22/17	Book 2017, Page 1481
IA	MARSHALL	PARTIAL EASEMENT ASSIGNMENT	10/11/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	10/19/17	201700005802
IA	MARSHALL	WARRANTY DEED	11/08/17	Donald B. Jansen and Hazel A. Jansen, Husband and Wife	ITC Midwest LLC	11/15/17	201700006367
IA	MARSHALL	MEMORANDUM OF OPTION	08/30/17	Randy G. Coppock and Tina M. Coppock, Husband and Wife	ITC Midwest LLC	12/05/17	201700006959
IA	MARSHALL	PARTIAL EASEMENT ASSIGNMENT	02/13/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	02/23/18	201800000844
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	01/18/18	Mark A. Randall and Linda Randall, Husband and Wife; Steven L. Randall and Ann M. Randall, Husband and Wife; Mary A. Randall Davis and Marley Davis, Wife and Husband; and Lea Ann Henry and Dudley Henry, Wife and Husband (Contract Sellers) and Lea Ann Henry and Dudley Henry, Wife and Husband (Contract Buyers)	ITC Midwest LLC	03/08/18	201800001095
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	12/06/17	Steven L. Randall and Ann M. Randall, Husband and Wife	ITC Midwest LLC	03/08/18	201800001096
IA	MARSHALL	MEMORANDUM OF OPTION	01/30/18	Mark Steven Feld and Carol Ann Feld, Husband and Wife	ITC Midwest LLC	03/08/18	201800001097
IA	MARSHALL	MEMORANDUM OF OPTION	01/25/18	R and M Enterprises, Inc., an Iowa corporation	ITC Midwest LLC	03/08/18	201800001098
IA	MARSHALL	MEMORANDUM OF OPTION	01/25/18	Christina S. Rubenbauer, a Single Person	ITC Midwest LLC	03/08/18	201800001099
IA	MARSHALL	MEMORANDUM OF OPTION	01/25/18	Donald P. Hans a/k/a Donald Paul Hans and Debra K. Hans, Husband and Wife	ITC Midwest LLC	03/08/18	201800001100
IA	MARSHALL	MEMORANDUM OF OPTION	02/02/18	Richard M. Frundle and Mary L. Frundle, Husband and Wife	ITC Midwest LLC	03/08/18	201800001101
IA	MARSHALL	MEMORANDUM OF OPTION	02/09/18	Juan G. Madrid, a Single Person	ITC Midwest LLC	03/08/18	201800001102

IA	MARSHALL	MEMORANDUM OF OPTION	02/20/18	Randy S. Grandstaff and Setsuko Grandstaff, Husband and Wife	ITC Midwest LLC	03/08/18	201800001103
IA	MARSHALL	MEMORANDUM OF OPTION	02/19/18	Vickie J. Gummert, a Single Person	ITC Midwest LLC	03/08/18	201800001104
IA	MARSHALL	MEMORANDUM OF OPTION	02/16/18	Rachel Ann Knudson and Brady Knudson, Wife and Husband	ITC Midwest LLC	03/08/18	201800001105
IA	MARSHALL	MEMORANDUM OF OPTION	02/22/18	Jan R. Robinson, a Single Person	ITC Midwest LLC	03/15/18	201800001218
IA	MARSHALL	MEMORANDUM OF OPTION	02/27/18	Jack H. Keen and Betty L. Keen, as Trustees of the Jack H. Keen and Betty L. Keen Family Trust dated the 13th day of October, 2015	ITC Midwest LLC	03/15/18	201800001222
IA	MARSHALL	MEMORANDUM OF OPTION	03/08/18	Matthew Husak and Jessica Husak, Husband and Wife	ITC Midwest LLC	03/23/18	201800001414
IA	MARSHALL	MEMORANDUM OF OPTION	03/22/18	Jacqueline M. Cowan and Douglas L. Cowea, Wife and Husband (Contract Sellers); and Mike Nelsen, a Single Person (Contract Buyer)	ITC Midwest LLC	04/17/18	201800001880
IA	MARSHALL	GUY AND ANCHOR EASEMENT	04/05/18	Bernice V. Crandon, a Single Person	ITC Midwest LLC	04/24/18	201800002067
IA	MARSHALL	ELECTRIC LINE EASEMENT	04/05/18	Bernice V. Crandon, a Single Person	ITC Midwest LLC	04/24/18	201800002066
IA	MARSHALL	MEMORANDUM OF OPTION	03/21/18	Greg Keen, Trustee of the Beryl L. Keen Irrevocable Trust dated JUne 23, 2015	ITC Midwest LLC	04/24/18	201800002037
IA	MARSHALL	MEMORANDUM OF OPTION	04/04/18	Matthew D. Vint and Jessica Vint, Husband and Wife	ITC Midwest LLC	04/26/18	201800002106
IA	MARSHALL	MEMORANDUM OF OPTION	04/23/18	LeGrand Monthly Meeting of Friends, LeGrand, Iowa	ITC Midwest LLC	05/08/18	201800002318
IA	MARSHALL	MEMORANDUM OF OPTION	05/03/18	Leslie Mortier Shaw II Revocable Trust Agreement dated June 6, 2002	ITC Midwest LLC	05/29/18	201800002727
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/03/17	Harlan M. Kloppenborg and Jeaneete R. Kloppenborg, Husband and Wife	ITC Midwest LLC	06/22/18	201800003289
IA	MARSHALL	GUY AND ANCHOR EASEMENT	09/12/17	Nancy L. Elsberry, a Single Person	ITC Midwest LLC	06/25/18	201800003306
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/09/17	James C. Arney and Sheila K. Arney, Husband and Wife	ITC Midwest LLC	06/25/18	201800003298
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/09/17	James C. Arney and Sheila K. Arney, Husband and Wife	ITC Midwest LLC	06/25/18	201800003298
IA	MARSHALL	MEMORANDUM OF OPTION	06/14/18	Mark Weis and Jessica Weis, Husband and Wife	ITC Midwest LLC	06/29/18	201800003448
IA	MARSHALL	MEMORANDUM OF OPTION	06/14/18	Mark Weis and Jessica Weis, Husband and Wife	ITC Midwest LLC	06/29/18	201800003448
IA	MARSHALL	MEMORANDUM OF OPTION	06/14/18	Mark Weis and Jessica Weis, Husband and Wife	ITC Midwest LLC	06/29/18	201800003462
IA	MARSHALL	ELECTRIC LINE EASEMENT	09/12/17	Nancy L. Elsberry, a Single Person	ITC Midwest LLC	07/03/18	201800003545
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/11/17	J. Thomas Swab and Kathleen A. Swab, Husband and Wife	ITC Midwest LLC	07/03/18	201800003544
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/10/17	Wanda L. Evans, a Single Person	ITC Midwest LLC	07/03/18	201800003543
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/16/17	Shirley A. Southard, a Single Person	ITC Midwest LLC	07/03/18	201800003542
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/17/17	John Beem, a Single Person	ITC Midwest LLC	07/03/18	201800003541
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/09/17	Daryll M. Eggers and Carolyn T. Eggers, Husband and Wife	ITC Midwest LLC	07/03/18	201800003540
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/09/17	Daryll M. Eggers and Carolyn T. Eggers, Husband and Wife	ITC Midwest LLC	07/03/18	201800003540

IA	MARSHALL	ELECTRIC LINE EASEMENT	08/09/17	James C. Arney and Sheila K. Arney, Husband and Wife	ITC Midwest LLC	07/03/18	201800003539
IA	MARSHALL	ELECTRIC LINE EASEMENT	10/25/17	Larry Halverson a/k/a Larry R. Halverson, a Single Person	ITC Midwest LLC	07/03/18	201800003538
IA	MARSHALL	ELECTRIC LINE EASEMENT	10/23/17	Stanley Wayne Zesch, Jr., a Single Person; and Harriet J. Hall and Lee Ann Krough, as Co-Executors of the Estate of Evelyn Mae Runner	ITC Midwest LLC	07/03/18	201800003555
IA	MARSHALL	ELECTRIC LINE EASEMENT	10/23/17	Harriet J. Hall and Lee Ann Krough as Co-Executors of the Estate of Evelyn Mae Runner	ITC Midwest LLC	07/03/18	201800003554
IA	MARSHALL	ELECTRIC LINE EASEMENT	10/02/17	City of Ferguson, Iowa	ITC Midwest LLC	07/03/18	201800003553
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/10/17	Maria D. Calderon and Jose R. Calderon Flores, Wife and Husband	ITC Midwest LLC	07/03/18	201800003552
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/11/17	Dana A. Runner and Daniel D. Runner, Wife and Husbad; and Darci A. Damman and John L. Damman, Wife and Husband	ITC Midwest LLC	07/03/18	201800003551
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/10/17	David W. Scott and Charisse D. Scott, Husband and Wife	ITC Midwest LLC	07/03/18	201800003550
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/01/17	Richard B. Elsberry and DeAnna Elsberry, Husband and Wife	ITC Midwest LLC	07/03/18	201800003546
IA	MARSHALL	OVERHANG EASEMENT	11/15/17	Dorothy Scott, a Single Person	ITC Midwest LLC	07/03/18	201800003572
IA	MARSHALL	OVERHANG EASEMENT	11/14/17	White’s Iowa Institute d/b/a Quakerdale (Contract Seller); and David W. Scott and Charisse D. Scott, Husband and Wife, and Michael W. Scott, a Single Person (Contract Buyers)	ITC Midwest LLC	07/03/18	201800003573
IA	MARSHALL	GUY AND ANCHOR EASEMENT	09/22/17	Shirley A. Southard, a Single Person	ITC Midwest LLC	07/09/18	201800003679
IA	MARSHALL	ELECTRIC LINE EASEMENT	09/22/17	Shirley A. Southard, a Single Person	ITC Midwest LLC	07/09/18	201800003678
IA	MARSHALL	GUY AND ANCHOR EASEMENT	08/30/17	Randy G. Coppock and Tina M. Coppock, Husband and Wife	ITC Midwest LLC	07/09/18	201800003681
IA	MARSHALL	ELECTRIC LINE EASEMENT	08/30/17	Randy G. Coppock and Tina M. Coppock, Husband and Wife	ITC Midwest LLC	07/09/18	201800003680
IA	MARSHALL	GUY AND ANCHOR EASEMENT	11/02/17	Merle Wolken and Donna Wolken, Husband and Wife	ITC Midwest LLC	07/09/18	201800003682
IA	MARSHALL	MEMORANDUM OF OPTION	06/26/18	OHP 42 LC	ITC Midwest LLC	07/13/18	201800003793
IA	MARSHALL	MEMORANDUM OF OPTION	06/25/18	Mark Weis and Jessica Weis, Husband and Wife	ITC Midwest LLC	07/13/18	201800003795
IA	MARSHALL	MEMORANDUM OF OPTION	06/21/18	Matthew Husak and Jessica Husak, Husband and Wife	ITC Midwest LLC	07/13/18	201800003794
IA	MARSHALL	ELECTRIC LINE EASEMENT	11/16/17	Deanna K. Steveson, a Single Person	ITC Midwest LLC	08/07/18	201800004064
IA	MARSHALL	ELECTRIC LINE EASEMENT	11/16/17	Deanna K. Steveson, a Single Person	ITC Midwest LLC	08/07/18	201800004064
IA	MARSHALL	OVERHANG EASEMENT	12/06/17	Sharon J. Hoover and Gene A. Hoover, Wife and Husband	ITC Midwest LLC	08/07/18	201800004069
IA	MARSHALL	OVERHANG EASEMENT	12/22/17	Greencastle Farm Land, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	08/07/18	201800004070
IA	POWESHIEK	ELECTRIC LINE EASEMENT	02/01/17	Charlie Criswell Real Estate, LLC	ITC Midwest LLC	03/13/17	2017-00700
IA	STORY	ELECTRIC LINE EASEMENT	01/27/17	Norman E. Marty and Vicky L. Marty, Husband and Wife	ITC Midwest LLC	02/08/17	2017-01188
IA	STORY	ELECTRIC LINE EASEMENT	03/13/17	Story County, Iowa (Conservation Board)	ITC Midwest LLC	04/06/17	2017-03019
IA	STORY	OVERHANG EASEMENT	04/11/17	Sargent Lease Royalty Trust n/k/a E.I. Sargent & Associates, L.L.C.	ITC Midwest LLC	05/02/17	2017-03996

IA	STORY	PARTIAL EASEMENT ASSIGNMENT	05/15/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/22/17	2017-04742
IA	TAMA	ELECTRIC LINE EASEMENT	07/12/16	Kruger Commodities, Inc.	ITC Midwest LLC	03/03/17	Book 971, Page 6
IA	TAMA	ELECTRIC LINE EASEMENT	11/16/16	State of Iowa	ITC Midwest LLC	03/03/17	Book 971, Page 29
IA	TAMA	ACCESS EASEMENT	02/09/17	Kruger Commodities, Inc.	ITC Midwest LLC	03/03/17	Book 971, Page 33
IA	TAMA	ELECTRIC LINE EASEMENT	06/23/16	GBCS Farms, LLC	ITC Midwest LLC	03/03/17	Book 971, Page 10
IA	TAMA	ELECTRIC LINE EASEMENT	06/15/16	Jon Kalinay and Laura Kalinay, Husband and Wife; Joe L. Plesek and Vicky Plesek, Husband and Wife	ITC Midwest LLC	03/03/17	Book 971, Page 17
IA	TAMA	GUY AND ANCHOR EASEMENT	09/09/16	Iowa Premium, LLC a/k/a Iowa Premium Beef, LLC	ITC Midwest LLC	04/06/17	Book 971, Page 411
IA	TAMA	ELECTRIC LINE EASEMENT	09/09/16	Iowa Premium, LLC a/k/a Iowa Premium Beef, LLC	ITC Midwest LLC	04/06/17	Book 971, Page 415
IA	TAMA	ELECTRC LINE EASEMENT AGREEMENT	05/12/17	Bituminous Materials & Supply, L.P.	ITC Midwest LLC	07/12/17	Book 2017, Page 2148
IA	TAMA	GUY AND ANCHOR EASEMENT	05/12/17	Bituminous Materials & Supply, L.P.	ITC Midwest LLC	07/12/17	Book 2017, Page 2149
IA	TAMA	GUY AND ANCHOR EASEMENT	02/15/17	City of Tama, Iowa	ITC Midwest LLC	09/01/17	Book 2017, Page 2605
IA	TAMA	GUY AND ANCHOR EASEMENT	02/15/17	City of Tama, Iowa	ITC Midwest LLC	09/01/17	Book 2017, Page 2606
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/21/16	Steven E. Haff a/k/a Steven Haff and Nancy Haff, Husband and Wife	ITC Midwest LLC	03/06/17	2017 0907
IA	WAPELLO	ELECTRIC LINE EASEMENT	01/23/17	Walter J. Olujic and Aileen G. Olujic, Husband and Wife	ITC Midwest LLC	03/06/17	2017 0908
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/01/16	Betty A. Olson, a Single Person	ITC Midwest LLC	04/13/17	2017 1526
IA	WAPELLO	ELECTRIC LINE EASEMENT	3/7/17f	Philip D. Lyon Revocable Trust dated 02/11/00	ITC Midwest LLC	05/16/17	2017 2100
IA	WAPELLO	ELECTRIC LINE EASEMENT	04/21/17	Owen-Fisher LLC, an Iowa Limited Liability Company	ITC Midwest LLC	07/11/17	2017 2953
IA	WAPELLO	ELECTRIC LINE EASEMENT	04/17/17	Henry Dennis Anstey a/k/a Dennis Anstey and Belinda Jean Anstey a/k/a Belinda Anstey, Husband and Wife	ITC Midwest LLC	07/11/17	2017 2951
IA	WAPELLO	ELECTRIC LINE EASEMENT	11/01/16

John B. Della Vedova and Janet Della Vedova, Husband and Wife; Lawrence E. Della Vedova and Dawn Della Vedova, Husband and Wife; and Richard M. Della Vedova and Lynn Della Vedova, Husband and Wife (Contract Sellers); and Donald Eugene Houk and Lisa Ann Houk, Husband and Wife (Contract Buyers)

					ITC Midwest LLC	10/09/17	2017 4258
IA	WAPELLO	COURT OFFICER DEED	04/05/18	John S. Deiters, Executor of the Estate of Timothy Lynn Deiters a/k/a Timothy L. Deiters a/k/a Timothy Deiters	ITC Midwest LLC	04/10/18	2018 1429
IA	WAPELLO	WARRANTY DEED	06/04/18	Gale Martz a/k/a Gale E. Martz and Chatherine M. Martz, Husband and Wife; and Betty J. Bowling as Trustee of the Betty J. Bowling Trust dated November 3, 2009	ITC Midwest LLC	06/08/18	2018 2371
IA	WAPELLO	OVERHANG EASEMENT	05/31/18	Gitte S. Tincher, a Single Person	ITC Midwest LLC	06/12/18	2018 2412
IA	WAPELLO	OVERHANG EASEMENT	05/31/18	Russell P. Jones and Carrie Jones, Husband and Wife	ITC Midwest LLC	06/12/18	2018 2413
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/01/18	Richard D. Gard, a Single Person	ITC Midwest LLC	06/12/18	2018 2414
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/01/18	Betty Jean Lee, a Single Person	ITC Midwest LLC	06/12/18	2018 2415
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/01/18	Betty Jean Lee, a Single Person	ITC Midwest LLC	06/12/18	2018 2416
IA	WAPELLO	OVERHANG EASEMENT	06/06/18	Ricky Wilson and Mary M. Wilson, Husband and Wife	ITC Midwest LLC	06/12/18	2018 2417

IA	WAPELLO	OVERHANG EASEMENT	06/05/18	William J. Thompson and Sandra L. Thompson, Husband and Wife	ITC Midwest LLC	06/12/18	2018 2418
IA	WAPELLO	OVERHANG EASEMENT	06/05/18	Kelly J. Brown, a Single Person	ITC Midwest LLC	06/12/18	2018 2419
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/05/18	Marvin Fred Rowell and Sandra Jean Rowell, Husband and Wife	ITC Midwest LLC	06/12/18	2018 2420
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/05/18	Jerry Wayne Randall a/k/a Jerry W. Randall, a Single Person	ITC Midwest LLC	06/12/18	2018 2421
IA	WAPELLO	OVERHANG EASEMENT	06/07/18	Boualivanh PhanhPhongSane and Boutha PhanhPhongSane, Husband and Wife	ITC Midwest LLC	06/12/18	2018 2422
IA	WAPELLO	OVERHANG EASEMENT	06/09/18	Payton M. Wilbanks, a Single Person; and Ann M. Wilbanks and Duane V. Wilbanks, Wife and Husband	ITC Midwest LLC	06/12/18	2018 2423
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/12/18	Roger Leffler, a Single Person	ITC Midwest LLC	06/15/18	2018 2479
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	06/15/18	2018 2480
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	06/15/18	2018 2481
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	06/15/18	2018 2482
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	06/15/18	2018 2483
IA	WAPELLO	PARTIAL EASEMENT ASSIGNMENT	06/19/18	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	06/25/18	2018 2617
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/25/18	Gearold R. Hoxsey and Carol A. Hoxsey, Husband and Wife	ITC Midwest LLC	06/29/18	2018 2696
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/26/18	Winn Corporation	ITC Midwest LLC	07/03/18	2018-2768
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/27/18	JDA Farm, LLP	ITC Midwest LLC	07/03/18	2018-2769
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/27/18	Ronald E. Holtzinger, a Single Person; and Vicki D. Rath, a Single Person	ITC Midwest LLC	07/03/18	2018-2770
IA	WAPELLO	OVERHANG EASEMENT	07/11/18	Jerry H. Brisendine and Teresa M. Brisendine, Husband and Wife	ITC Midwest LLC	07/17/18	2018 2944
IA	WAPELLO	OVERHANG EASEMENT	05/30/18	Domingo Pineda and Abida Pineda a/k/a Abida V. Pineda, Husband and Wife	ITC Midwest LLC	07/17/18	2018 2946
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/06/18	Carolyn A. McBeth as Trustee of the Stephen C. & Carolyn A. McBeth Revocable Trust Dated January 13, 2014	ITC Midwest LLC	07/17/18	2018 2949
IA	WAPELLO	GUY AND ANCHOR EASEMENT	07/10/18	Edward E. Mc Dowell and Andrea R. Mc Dowell, Husband and Wife	ITC Midwest LLC	07/17/18	2018 2945
IA	WAPELLO	GUY AND ANCHOR EASEMENT	07/11/18	Sloan Farms, Inc.	ITC Midwest LLC	07/17/18	2018 2947
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/10/18	Montagne Farms, LLC	ITC Midwest LLC	07/17/18	2018 2952
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/16/18	Marta Parada Segovia and Wilson Segovia, Wife and Husband; and Mariana Segovia, a Single Person	ITC Midwest LLC	07/26/18	2018 3099
IA	WAPELLO	GUY AND ANCHOR EASEMENT	07/16/18	Marta Parada Segovia and Wilson Segovia, Wife and Husband; and Mariana Segovia, a Single Person	ITC Midwest LLC	07/26/18	2018 3099
IA	WAPELLO	OVERHANG EASEMENT	07/20/18	Shawn A. Kellar and Angela M. Kellar, Husband and Wife	ITC Midwest LLC	07/27/18	2018 3111
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/20/18	Christ’s Church (Church of Christ)	ITC Midwest LLC	08/06/18	2018 3247
IA	WAPELLO	ELECTRIC LINE EASEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	08/14/18	2018 3360

IA	WAPELLO	GUY AND ANCHOR EASEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	08/14/18	2018 3361
IA	WAPELLO	GUY AND ANCHOR EASEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	08/14/18	2018 3362
IA	WAPELLO	OVERHANG EASEMENT	08/01/18	Nathan Tillotson and Jennefer Tillotson, Husband and Wife	ITC Midwest LLC	08/14/18	2018 3363
IA	WAPELLO	AMENDED AND RESTATED EASEMENT AGREEMENT	07/11/18	Sloan Farms, Inc.	ITC Midwest LLC	08/15/18	2018 3400
IA	WAPELLO	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/18	Edward E. Mc Dowell and Andrea R. Mc Dowell, Husband and Wife	ITC Midwest LLC	08/15/18	2018 3401
IA	WAPELLO	ELECTRIC LINE EASEMENT	08/14/18	Bryan D. Canny and Nancy M. Canny, Husband and Wife	ITC Midwest LLC	08/30/18	2018 3596
IA	WASHINGTON	ELECTRIC LINE EASEMENT	12/16/17

Karen Harvey, Duane Thomas Yoder and Charles Don Yoder, Successor Trustees of the Duane R. Yoder and Jeanette Grace Yoder Revocable Trust dated January 18, 2001; and Karen Harvey, Duane Thomas Yoder and Charles Don Yoder as Successor Trustees of the Residuary Trust of Duane R. Yoder dated January 18, 2001

					ITC Midwest LLC	01/05/18	2018-0077
IA	WASHINGTON	MEMORANDUM OF OPTION	03/28/18	Perry Lynn Miller and Carolyn E. Miller, Husband and Wife	ITC Midwest LLC	05/04/18	2018-1382
IA	WASHINGTON	MEMORANDUM OF OPTION	03/27/18	Perry Hershberger and Elysa Hershberger, Husband and Wife	ITC Midwest LLC	05/04/18	2018-1383
IA	WASHINGTON	MEMORANDUM OF OPTION	03/27/18	Isaac D. Hershberger, a Single Person (Contract Seller); and Solomon R. Hershberger and Joyce E. Hershberger, Husband and Wife (Contract Buyers)	ITC Midwest LLC	05/04/18	2018-1384
IA	WASHINGTON	MEMORANDUM OF OPTION	03/21/18	Silver Leaf Farms, Inc.	ITC Midwest LLC	05/04/18	2018-1385
IA	WASHINGTON	MEMORANDUM OF OPTION	04/04/18	Charles L. Kron, a Single Person	ITC Midwest LLC	05/04/18	2018-1386
IA	WASHINGTON	MEMORANDUM OF OPTION	04/04/18	Charles L. Kron, a Single Person	ITC Midwest LLC	05/04/18	2018-1387
IA	WASHINGTON	MEMORANDUM OF OPTION	04/04/18	Gregory J. Schnoebelen and Valerie M. Schnoebelen, Husband and Wife	ITC Midwest LLC	05/04/18	2018-1388
IA	WASHINGTON	MEMORANDUM OF OPTION	03/21/18	Oren Dale Miller, as Trustee of The Oren Dale Miller Revocable Trust dated October 18, 2016, as it may be amended from time to time	ITC Midwest LLC	05/04/18	2018-1390
IA	WASHINGTON	MEMORANDUM OF OPTION	03/21/18	Yeggy Roetlin Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	05/07/18	2018-1392
IA	WASHINGTON	MEMORANDUM OF OPTION	03/21/18	Mary E. Huffman, a Single Person	ITC Midwest LLC	05/07/18	2018-1393
IA	WASHINGTON	MEMORANDUM OF OPTION	03/27/18	Kron Family Farms Limited Liability Limited Partnership, an Iowa Limited Liability Limited Partnership	ITC Midwest LLC	05/07/18	2018-1394
IA	WASHINGTON	MEMORANDUM OF OPTION	03/28/18	Ruben J. Yoder, a Single Person; and Rachel J. Yoder, a Single Person	ITC Midwest LLC	05/08/18	2018-1444
IA	WASHINGTON	MEMORANDUM OF OPTION	04/18/18	Nicholas R. Brenneman and Jocelyn Dorothy Brenneman, Husband and Wife	ITC Midwest LLC	05/08/18	2018-1445
IA	WASHINGTON	MEMORANDUM OF OPTION	04/25/18	Paul T. Miller and Mary E. Miller, Husband and Wife	ITC Midwest LLC	05/17/18	2018-1555
IA	WASHINGTON	MEMORANDUM OF OPTION	04/18/18	Wilbur J. Mast and Elsie L. Mast, as Trustees of the Wilbur and Elsie Mast Revocable Trust, dated December 29, 2005	ITC Midwest LLC	05/17/18	2018-1558
IA	WASHINGTON	MEMORANDUM OF OPTION	04/12/18	Lloyd W. Weber and Frances J. Weber, Husband and Wife	ITC Midwest LLC	05/17/18	2018-1556
IA	WASHINGTON	ELECTRIC LINE EASEMENT	07/18/17	James A. Yoder and Anna M. Guengerich, Husband and Wife; and David E. Yoder and Lisa M. Yoder, Husband and Wife	ITC Midwest LLC	05/21/18	2018-1598
IA	WASHINGTON	ELECTRIC LINE EASEMENT	06/30/17	Pickard Properties, LLC	ITC Midwest LLC	05/21/18	2018-1599
IA	WASHINGTON	VEGETATION MANAGEMENT EASEMENT	10/02/17	Verlyn D. Yoder and Debra J. Yoder, Husband and Wife	ITC Midwest LLC	05/21/18	2018-1600

IA	WASHINGTON	ELECTRIC LINE EASEMENT	09/27/17	Chris Schlabach Construction, Inc.	ITC Midwest LLC	05/21/18	2018-1601
IA	WASHINGTON	ELECTRIC LINE EASEMENT	09/27/17	SCL Properties, L.C.	ITC Midwest LLC	05/21/18	2018-1602
IA	WASHINGTON	ELECTRIC LINE EASEMENT	07/07/17	Brian K. Yoder and Lynn D. Yoder, Husband and Wife	ITC Midwest LLC	05/21/18	2018-1603
IA	WASHINGTON	ELECTRIC LINE EASEMENT	04/16/18

Karen Harvey, Duane Thomas Yoder and Charles Don Yoder, Successor Trustees of the Duane R. Yoder and Jeanette Grace Yoder Revocable Trust dated January 18, 2001; and Karen Harvey, Duane Thomas Yoder and Charles Don Yoder as Successor Trustees of the Residuary Trust of Duane R. Yoder dated January 18, 2001

					ITC Midwest LLC	05/21/18	2018-1604
IA	WASHINGTON	MEMORANDUM OF OPTION	04/25/18	Eldon M. Gingerich and Judith A. Gingerich, as Trustees of the Eldon M. and Judith A. Gingerich Trust, established May 18, 1994	ITC Midwest LLC	05/24/18	2018-1662
IA	WASHINGTON	MEMORANDUM OF OPTION	04/30/18	Gingerich Joint Living Trust, dated March 23, 2017	ITC Midwest LLC	05/24/18	2018-1664
IA	WASHINGTON	MEMORANDUM OF OPTION	05/15/18	Donald D. Yeggy and Bonnie D. Yeggy, Husband and Wife	ITC Midwest LLC	06/01/18	2018-1765
IA	WASHINGTON	MEMORANDUM OF OPTION	03/26/18	Jesse H. Yoder and Clara Yoder, Husband and Wife	ITC Midwest LLC	06/05/18	2018-1796
IA	WASHINGTON	MEMORANDUM OF OPTION	05/07/18	Larry R. Tener and Janis Tener, Husband and Wife	ITC Midwest LLC	06/29/18	2018-2185
IA	WASHINGTON	MEMORANDUM OF OPTION	05/07/18	Larry R. Tener and Janis Tener, Husband and Wife	ITC Midwest LLC	06/29/18	2018-2186
IA	WASHINGTON	MEMORANDUM OF OPTION	05/21/18

Carol D. Lynch, as Trustee of the Carol D. Lynch Revocable Trust Dated August 10, 2012; and Michael A. Lynch, a Single Person, and Catherine Ann Gilbertson, a Single Person, subject to a Life Estate in Carol D. Lynch, a Single Person

					ITC Midwest LLC	06/29/18	2018-2188
IA	WASHINGTON	MEMORANDUM OF OPTION	04/25/18	Larry J. Brenneman, as Trustee of the Larry J. Brenneman Revocable Trust Dated July 9, 2015, as it may be amended from time to time	ITC Midwest LLC	07/03/18	2018-2230
IA	WASHINGTON	MEMORANDUM OF OPTION	04/25/18	Eldon M. Gingerich and Judith A. Gingerich, as Trustees of the Eldon M. and Judith A. Gingerich Trust, established May 18, 1994	ITC Midwest LLC	07/03/18	2018-2232
IA	WASHINGTON	MEMORANDUM OF OPTION	05/31/18	Joan R. Shebek, a Single Person	ITC Midwest LLC	07/17/18	2018-2418
IA	WASHINGTON	ELECTRIC LINE EASEMENT	07/18/18	KEY Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	08/06/18	2018-2700
IA	WASHINGTON	ELECTRIC LINE EASEMENT	07/18/18	KEY Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	08/06/18	2018-2701
IA	WAYNE	GUY AND ANCHOR EASEMENT	09/11/17	Andrew David Casey and Tessa Langloss n/k/a Tessa Casey, Husband and Wife	ITC Midwest LLC	09/25/17	2017-1487
IA	WAYNE	ELECTRIC LINE EASEMENT	08/15/17	Ronald D. Johns 1998 Trust and Virginia A. Johns 1998 Trust	ITC Midwest LLC	09/25/17	2017-1490
IA	WAYNE	ELECTRIC LINE EASEMENT	08/15/17	D. Michael Middlebrook and Melinda K. Middlebrook, Husband and Wife	ITC Midwest LLC	09/25/17	2017-1491
IA	WAYNE	ELECTRIC LINE EASEMENT	08/15/17	Larry Foster, a Single Person	ITC Midwest LLC	09/25/17	2017-1492
IA	WAYNE	ELECTRIC LINE EASEMENT	08/15/17	Cole Alley, a Single Person	ITC Midwest LLC	09/25/17	2017-1493
IA	WAYNE	ELECTRIC LINE EASEMENT	08/17/17	Elva Jean Myers, a Single Person	ITC Midwest LLC	09/25/17	2017-1494
IA	WAYNE	OVERHANG EASEMENT	08/23/17	Luke M. Bange and Janet H. Bange, Husband and Wife	ITC Midwest LLC	09/25/17	2017-1495
IA	WAYNE	GUY AND ANCHOR EASEMENT	08/23/17	Henderson Enterprises, LLC	ITC Midwest LLC	09/25/17	2017-1496
IA	WAYNE	ELECTRIC LINE EASEMENT	08/25/17	Corydon Community Development Corporation	ITC Midwest LLC	09/25/17	2017-1497
IA	WAYNE	ELECTRIC LINE EASEMENT	09/08/17

Rodney D. Bortz as Trustee of the Rodney D. Bortz Revocabel Trust dated teh 15th day of October, 2014; and Gayle F. Bortz as Trustee of the Gayle F. Bortz Revocable Trust dated the 15th day of October, 2014

					ITC Midwest LLC	10/16/17	2017-1634

IA	WAYNE	GUY AND ANCHOR EASEMENT	09/08/17

Rodney D. Bortz as Trustee of the Rodney D. Bortz Revocabel Trust dated teh 15th day of October, 2014; and Gayle F. Bortz as Trustee of the Gayle F. Bortz Revocable Trust dated the 15th day of October, 2014

					ITC Midwest LLC	10/16/17	2017-1635
IA	WAYNE	OVERHANG EASEMENT	09/15/17	Wayne County, Iowa	ITC Midwest LLC	10/16/17	2017-1636
IA	WAYNE	GUY AND ANCHOR EASEMENT	09/15/17	Wayne County, Iowa	ITC Midwest LLC	10/16/17	2017-1637
IA	WAYNE	GUY AND ANCHOR EASEMENT	10/02/17	Moorman Family Properties, LLC	ITC Midwest LLC	10/16/17	2017-1638
IA	WAYNE	OVERHANG EASEMENT	10/04/17	John M. Fry and Mickey L. Fry, Husband and Wife	ITC Midwest LLC	10/16/17	2017-1639
IA	WAYNE	GUY AND ANCHOR EASEMENT	12/20/17	James C. Sandy a/k/a James K. Sandy and Beth A. Sandy, Husband and Wife; Thomas Loren Schilling and Linda P. Schilling, Husband and Wife; and S & S Veterinary Service, a Partnership	ITC Midwest LLC	01/05/18	2018-0052
IA	WAYNE	CORRECTIVE ELECTRIC LINE EASEMENT	12/20/17	James C. Sandy a/k/a James K. Sandy and Beth A. Sandy, Husband and Wife; Thomas Loren Schilling and Linda P. Schilling, Husband and Wife; and S & S Veterinary Service, a Partnership	ITC Midwest LLC	01/05/18	2018-0051
IA	WAYNE	VEGETATION MANAGEMENT EASEMENT	03/09/18	Jared R. Chambers and Pamela J. Chambers, Husband and Wife	ITC Midwest LLC	03/19/18	2018-0460
IA	WEBSTER	PARTIAL EASEMENT ASSIGNMENT	05/15/17	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	05/22/17	2017-02165
IA	WINNEBAGO	ELECTRIC LINE EASEMENT	03/12/15	Merlin J. Morgan, a single person	ITC Midwest LLC	03/02/17	2017-0250
IA	WINNEBAGO	ELECTRIC LINE EASEMENT	6/23/15	Robert L. Lande, Trustee of the Robert L. Lande Revocable Trust Dated June 10, 19999	ITC Midwest LLC	7/10/17	2017-0863
IA	WRIGHT	ELECTRIC LINE EASEMENT	10/20/17	Patrick O. Dorr and Robin L. Dorr, Husband and Wife	ITC Midwest LLC	11/14/17	17-2430
IA	WRIGHT	ELECTRIC LINE EASEMENT	12/29/17	Jeffrey S. Williamson and Jessica L. Williamson, Husband and Wife	ITC Midwest LLC	03/01/18	18-345
IA	WRIGHT	OVERHANG EASEMENT	06/08/18	Kenneth W. Godsell and Sondra F. Godsell, Husband and Wife	ITC Midwest LLC	06/25/18	18-1147
IA	WRIGHT	ELECTRIC LINE EASEMENT	06/06/18	Perry E. Brown and Donna M. Brown, Husband and Wife	ITC Midwest LLC	06/25/18	18-1148
IA	WRIGHT	OVERHANG EASEMENT	06/06/18	Perry E. Brown and Donna M. Brown, Husband and Wife	ITC Midwest LLC	06/25/18	18-1149
IA	WRIGHT	GUY AND ANCHOR EASEMENT	06/06/18	Perry E. Brown and Donna M. Brown, Husband and Wife	ITC Midwest LLC	06/25/18	18-1150
IA	WRIGHT	OVERHANG EASEMENT	06/06/18	Rickey J. McDowell and Susan J. McDowell, Trustees of the Rick and Sue McDowell Family Trust dated June 14, 2011	ITC Midwest LLC	06/25/18	18-1152
IA	WRIGHT	OVERHANG EASEMENT	06/13/18	Eugene Pals, a Single Person	ITC Midwest LLC	06/25/18	18-1153
IA	WRIGHT	OVERHANG EASEMENT	06/13/18	Eugene Pals, a Single Person	ITC Midwest LLC	06/25/18	18-1153
IA	WRIGHT	GUY AND ANCHOR EASEMENT	06/18/18	City of Belmond, a municipal corporation in the state of Iowa	ITC Midwest LLC	07/02/18	18-1235
IA	WRIGHT	OVERHANG EASEMENT	07/11/18	Kurt D. Mitthun and Michelle M. Mitthun, Husband and Wife	ITC Midwest LLC	07/17/18	18-1373
IA	WRIGHT	OVERHANG EASEMENT	08/06/18	City of Belmond, Iowa, a municipal corporation	ITC Midwest LLC	08/30/18	18-1701
IA	WRIGHT	GUY AND ANCHOR EASEMENT	08/06/18	City of Belmond, Iowa, a municipal corporation	ITC Midwest LLC	08/30/18	18-1702
IA	WRIGHT	OVERHANG EASEMENT	08/22/18	Kay L. Barkema and Russell Barkema, Wife and Husband; and Carol J. Thomas and Steven Thomas, Wife and Husband	ITC Midwest LLC	08/30/18	18-1703
IA	IOWA	GUY AND ANCHOR EASEMENT	02/09/17	Larry E. Beyer and Nancy Jo Beyer	ITC Midwest LLC	03/27/17	834
IA	IOWA	ELECTRIC LINE EASEMENT	02/09/17	Roger Waldrop and Linda Waldrop, Husband and Wife	ITC Midwest LLC	04/20/17	1086

IA	IOWA	GUY AND ANCHOR EASEMENT	02/13/17	Betty Wyant	ITC Midwest LLC	04/20/17	1088
IA	IOWA	ELECTRIC LINE EASEMENT	02/13/17	Ronald Q. Cronbaugh and Karen E. Cronbaugh, Husband and Wife	ITC Midwest LLC	04/20/17	1087
IA	IOWA	ELECTRIC LINE EASEMENT	02/16/17	BJ&J LLC	ITC Midwest LLC	03/27/17	832
IA	IOWA	ELECTRIC LINE EASEMENT	02/23/17	Hilman Anderson and Phyllis Anderson; Cheryl A. Stein, Life Estate with Remainder to Kristi Schaefer and Michael J. E. Stein	ITC Midwest LLC	04/28/17	1201
IA	IOWA	ELECTRIC LINE EASEMENT	02/24/17	Ben Mar Farms, Inc.	ITC Midwest LLC	04/20/17	1089
IA	IOWA	ELECTRIC LINE EASEMENT	02/24/17	Brothers Three, LLC	ITC Midwest LLC	03/27/17	831
IA	IOWA	ELECTRIC LINE EASEMENT	03/02/17	Larry L. Schafbuch and Marvel D. Schafbuch, Husband and Wife	ITC Midwest LLC	04/28/17	1195
IA	IOWA	ELECTRIC LINE EASEMENT	03/02/17	Bruce A. Ballard and Cynthia R. Ballard, Husband and Wife	ITC Midwest LLC	03/27/17	830
IA	IOWA	ELECTRIC LINE EASEMENT	03/02/17	Larry L. Schafbuch and Marvel D. Schafbuch, Husband and Wife	ITC Midwest LLC	04/28/17	1196
IA	IOWA	ELECTRIC LINE EASEMENT	03/03/17	James C. Timm and Gwendalyn M. Timm, Husband and Wife	ITC Midwest LLC	04/28/17	1194
IA	IOWA	ELECTRIC LINE EASEMENT	03/03/17	James W. Claeys and Teresa M. Claeys, Husband and Wife	ITC Midwest LLC	04/20/17	1092
IA	IOWA	ELECTRIC LINE EASEMENT	03/03/17	Roger R. Marquardt and Rosemary K. Marquardt, Husband and Wife	ITC Midwest LLC	04/20/17	1091
IA	IOWA	ELECTRIC LINE EASEMENT	03/03/17	Koszta Acres, L.L.C.	ITC Midwest LLC	04/20/17	1093
IA	IOWA	ELECTRIC LINE EASEMENT	03/09/17	Kurt D. Chizek and Marshell L. Chizek, Husband and Wife	ITC Midwest LLC	04/20/17	1090
IA	IOWA	ELECTRIC LINE EASEMENT	03/14/17	Church of God	ITC Midwest LLC	04/28/17	1198
IA	IOWA	ELECTRIC LINE EASEMENT	03/14/17	Daniel L. Albert and Nancy R. Albert, Husband and Wife; Jessica Schwabe	ITC Midwest LLC	04/28/17	1197
IA	IOWA	ELECTRIC LINE EASEMENT	03/15/17	David Philips and Joanne Philips, Husband and Wife	ITC Midwest LLC	04/28/17	1199
IA	IOWA	ELECTRIC LINE EASEMENT	03/20/17	Daniel S. DeRycke, Michael J. DeRycke, and Randy L. DeRycke	ITC Midwest LLC	04/28/17	1202
IA	IOWA	ELECTRIC LINE EASEMENT	04/12/17	Estate of William Parson - Brenda S. Duffy and Christine Snook, Executors	ITC Midwest LLC	04/28/17	1200
IA	IOWA	ELECTRIC LINE EASEMENT	04/19/17	Robert E. Weins and Teresita O. Weins, Husband and Wife	ITC Midwest LLC	05/11/17	1342
IA	IOWA	ELECTRIC LINE EASEMENT	04/20/17	Richard T. Foster and Jamee A. Foster, Husband and Wife	ITC Midwest LLC	05/11/17	1341
IA	IOWA	ELECTRIC LINE EASEMENT	05/11/17	Betty Wyant	ITC Midwest LLC	05/25/17	1482
IA	LINN	OVERHANG EASEMENT WITH ANCHOR AND GUY RIGHTS	05/11/17	Janice M. Johnston	ITC Midwest LLC	06/05/17	022861540002
IA	LINN	OVERHANG EASEMENT	05/12/17	Gerald W. Schmidt and Shirley M. Schmidt, Husband and Wife	ITC Midwest LLC	06/05/17	022861530002
IA	JONES	ELECTRIC LINE EASEMENT	05/22/17	City of Anamosa, Iowa	ITC Midwest LLC	06/05/17	2017-1466
IA	IOWA	ELECTRIC LINE EASEMENT	05/24/17	Golden Grain Enterprises	ITC Midwest LLC	07/21/17	2097
IA	IOWA	ELECTRIC LINE EASEMENT	05/26/17	Sharon Denzler Life Estate with Remainder to Johnnette Ulch, Kim Hynek, Lori Ehlen, Robert L. Jacobs, Sharon L. Jacobs and Linda Ray Cruise	ITC Midwest LLC	08/18/17	2510

IA	IOWA	CORRECTIVE ELECTRIC LINE EASEMENT	05/30/17	Brothers Three, LLC	ITC Midwest LLC	07/21/17	2098
IA	IOWA	ELECTRIC LINE EASEMENT	06/14/17	Ruth Ann Croft	ITC Midwest LLC	07/21/17	2096
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	06/30/17	Crystal Distribution Services, Inc.	ITC Midwest LLC	07/20/17	2017-00003936
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	07/06/17	Charlene A. Jacobson	ITC Midwest LLC	07/24/17	2017-00004015
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	07/06/17	David C. Waltemeyer	ITC Midwest LLC	07/24/17	2017-00004016
IA	LINN	ELECTRIC LINE EASEMENT	07/14/17	Kenneth F. Becicka and Barbara L. Becicka, Husband and Wife	ITC Midwest LLC	07/31/17	022947460003
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	07/18/17	Jose Ramirez and Rachel J. Ramirez	ITC Midwest LLC	07/24/17	2017-00004014
IA	JONES	ELECTRIC LINE EASEMENT	07/19/17	Katherine R. Rowley	ITC Midwest LLC	07/31/17	2017-2023
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	07/19/17	Robert D. Hessenius	ITC Midwest LLC	07/28/17	2017-00004142
IA	MARSHALL	VEGETATION MANAGEMENT EASEMENT	10/06/17	Jose Contreros and Jose Antonio Sanchez	ITC Midwest LLC	11/21/17	2017-00006517
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	12/28/17	Michael F. Perry	ITC Midwest LLC	08/21/18	2018-004160
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	01/10/18	Anne M. Witt	ITC Midwest LLC	08/21/18	2018-004153
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	01/10/18	Richard M. Smith and Jean L. Smith, Husband and Wife	ITC Midwest LLC	08/21/18	2018-004154
IA	DES MOINES	ELECTRIC LINE EASEMENT	01/10/18	Steven Leslie Hemphill and Wilma Hemphill, Husband and Wife	ITC Midwest LLC	08/21/18	2018-004162
IA	JEFFERSON	ELECTRIC LINE EASEMENT	01/11/18	Joseph M. Verstrepen and Deborah Peters Verstrepen, Husband and Wife	ITC Midwest LLC	03/08/18	2018-0550
IA	JEFFERSON	OVERHANG EASEMENT	01/17/18	H & N Holding, L.C., and The Nelson Company	ITC Midwest LLC	03/08/18	2018-0548
IA	JEFFERSON	ELECTRIC LINE EASEMENT	01/17/18	Brian Holthus	ITC Midwest LLC	03/08/18	2018-0549
IA	JEFFERSON	GUY AND ANCHOR EASEMENT	01/17/18	H & N Holding, L.C., and The Nelson Company	ITC Midwest LLC	03/08/18	2018-0547
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	02/01/18	Benjamin Skelley and Renae Skelly, Husband and Wife	ITC Midwest LLC	08/21/18	2018-004151
IA	DES MOINES	ELECTRIC LINE EASEMENT	02/12/18	Department of Natural Resources - State of Iowa	ITC Midwest LLC	08/21/18	2018-004152
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	02/14/18	Jena Hausknecht and Arne Richard Hausknecht, Wife and Husband	ITC Midwest LLC	08/21/18	2018-004156
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	02/15/18	Betty Louise Cook	ITC Midwest LLC	08/21/18	2018-004149
IA	JEFFERSON	OVERHANG EASEMENT	02/19/18	Mark A. Hickenbottom and Linda S. Hickenbottom, Husband and Wife, 1/2 interest; and Hickenbottom, Inc., 1/2 interest	ITC Midwest LLC	03/15/18	2018-0597
IA	JEFFERSON	GUY AND ANCHOR EASEMENT	02/19/18	Mark A. Hickenbottom and Linda S. Hickenbottom, Husband and Wife, 1/2 interest; and Hickenbottom, Inc., 1/2 interest	ITC Midwest LLC	03/15/18	2018-0596
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	02/23/18	Gail E. Ferry	ITC Midwest LLC	08/21/18	2018-004150
IA	JEFFERSON	ELECTRIC LINE EASEMENT	02/23/18	Windstream Iowa Communications, LLC, f/k/a Iowa Telecommunications Services, Inc.	ITC Midwest LLC	03/15/18	2018-0598
IA	JEFFERSON	OVERHANG EASEMENT	03/19/18	Fairfield Economic Development Association, Inc.	ITC Midwest LLC	04/27/18	2018-0962

IA	DES MOINES	ELECTRIC LINE EASEMENT	04/03/18	Michael D. Beckman Revocable Trust	ITC Midwest LLC	08/21/18	2018-004161
IA	JEFFERSON	ELECTRIC LINE EASEMENT	04/04/18	State of Iowa Armory Board	ITC Midwest LLC	04/27/18	2018-0963
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	04/16/18	Michael E. Werner and Christine L. Werner, Husband and Wife	ITC Midwest LLC	08/21/18	2018-004155
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	06/06/18	David W. Ertz and Denice L. Ertz, Husband and Wife	ITC Midwest LLC	08/21/18	2018-004159
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	07/11/18	Edward Gerst and Sandra Gerst, Husband and Wife	ITC Midwest LLC	08/21/18	2018-004157
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	07/11/18	Ernest Gerst	ITC Midwest LLC	08/21/18	2018-004158
IA	JONES	ELECTRIC LINE EASEMENT	07/17/18	Dorothy A. Downing	ITC Midwest LLC	08/17/18	2018-2255
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	07/18/18	Helen M. Gerdes, Life Estate, with remainder interest in William T. Gerdes, Jr., Mildred Sue Carson-Leonard, a/k/a Sue Gerdes Leonard, and Becky J. Gunther, a/k/a Becky J. Guenther	ITC Midwest LLC	08/21/18	2018-004148
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	07/19/18	Alice Mae Harris	ITC Midwest LLC	08/21/18	2018-004146
IA	IOWA	ELECTRIC LINE EASEMENT	02/01/17	Stanbaugh, Inc.	ITC Midwest LLC	03/27/17	833
IA	APPANOOSE	TRUSTEE WARRANTY DEED	12/7/2017	Lila R. Singley, Trustee of the Lila R. Singley Revocable Trust UA dated March 27, 2015, and any amendments thereto	ITC Midwest LLC	12/18/2017	2017 2451
IA	APPANOOSE	WARRANTY DEED	6/8/2018	Martz & Bowling Trust	ITC Midwest LLC	6/8/2018	2018 - 2371
IA	BENTON	WARRANTY DEED	10/3/2017	Joan Anders f/k/a Joan Werning and Donald Anders, Wife and Husband	ITC Midwest LLC	10/4/2017	Book 17, Page 2278
IA	BUCHANAN	WARRANTY DEED	5/20/2017	RONNEBAUM	ITC Midwest LLC	5/20/2015	2015R01526
IA	FRANKLIN	WARRANTY DEED	12/1/2017	Robin Lane Farms, Inc., an Iowa corporation	ITC Midwest LLC	12/26/2017	20172605
IA	GUTHRIE	TRUSTEE WARRANTY DEED	8/7/2018	Mary Petersen, Trustee of the Cleo L. Baker Trust	ITC Midwest LLC	8/13/2018	2018-2179
IA	GUTHRIE	WARRANTY DEED	9/6/2017	Deutsch Family Farms, LLC	ITC Midwest LLC	9/6/2017	2017-2147
IA	HAMILTON	WARRANTY DEED	8/2/2018	Federated United Church of Christ	ITC Midwest LLC	8/10/2018	2018-1828
IA	IOWA	WARRANTY DEED	3/8/2018	Hicks Trust	ITC Midwest LLC	3/8/2018	2018 1895
IA	JONES	WARRANTY DEED	2/26/2018	Knupp	ITC Midwest LLC	2/26/2018	2018-0516
IA	KOSSUTH	WARRANTY DEED	10/28/2015	Interstate Power and Light	ITC Midwest LLC	12/3/2015	2015 3666
IA	LINN	WARRANTY DEED	9/29/2015	E.G.K., Inc.	ITC Midwest LLC	10/1/2015	Bk 9371, Pg 260
IA	LINN	WARRANTY DEED	10/1/2015	Midwest Centers, LP	ITC Midwest LLC	10/2/2015	Bk 9372, Pg 542
IA	LINN	WARRANTY DEED	3/23/2017	Joseph F. Kwapil, Jr. and Deanna Rae Kwapil, husband and wife	ITC Midwest LLC	3/23/2017	Book 9792, Page 307-308
IA	LINN	WARRANTY DEED	9/15/2015	JRD, INC	ITC Midwest LLC	9/18/2015	21958190001
IA	LUCAS	WARRANTY DEED	1/14/2016	ETTER	ITC Midwest LLC	1/19/2016	2016-0085
IA	MARSHALL	WARRANTY DEED	11/15/2017	Donald B. Jansen and Hazel A. Jansen, Husband and Wife	ITC Midwest LLC	11/15/2017	2.017E+11

IA	TAMA	WARRANTY DEED	4/7/2017	SHI R2 Solutions, Inc.	ITC Midwest LLC	4/10/2017	Book 971, Page 481
IA	TAMA	WARRANTY DEED	2/27/2018	Bituminous Material & Supply, L.P.	ITC Midwest LLC	2/27/2018	2018-0457
IA	WAPELLO	WARRANTY DEED	4/10/2018	Dieters	ITC Midwest LLC	4/10/2018	2012 1707
Minnesota
MN	FARIBAULT	ELECTRIC LINE EASEMENT	01/11/17	John C. Stewart and Marilyn M. Stewart, Husband and Wife	ITC Midwest LLC	02/01/17	373748
MN	FARIBAULT	ELECTRIC LINE EASEMENT	01/11/17	John C. Stewart and Marilyn M. Stewart, Husband and Wife	ITC Midwest LLC	02/01/17	373749
MN	FARIBAULT	VEGETATION MANAGEMENT EASEMENT	01/16/17	Todd J. Stewart and Michele G. Stewart, Husband and Wife	ITC Midwest LLC	02/01/17	373752
MN	FARIBAULT	ELECTRIC LINE EASEMENT	01/16/17	Todd J. Stewart and Michele G. Stewart, Husband and Wife	ITC Midwest LLC	02/01/17	373750
MN	FARIBAULT	ELECTRIC LINE EASEMENT	01/16/17	Todd J. Stewart and Michele G. Stewart, Husband and Wife	ITC Midwest LLC	02/01/17	373751
MN	FARIBAULT	ELECTRIC LINE EASEMENT	02/04/17	Ned Weyer Rodriguez, a Single Person	ITC Midwest LLC	02/17/17	373890
MN	FARIBAULT	ELECTRIC LINE EASEMENT	03/24/17	Bernard Murphy Farms, LLP, a limited liability partnership under the laws of the State of Minnesota, successor in interest to Bernard Murphy Farms, LP	ITC Midwest LLC	04/21/17	374435
MN	FARIBAULT	ELECTRIC LINE EASEMENT	03/24/17	Bernard Murphy Farms, LLP, a limited liability partnership under the laws of the State of Minnesota, successor in interest to Bernard Murphy Farms, LP	ITC Midwest LLC	04/21/17	374436
MN	FARIBAULT	WARRANTY DEED	04/07/17	Bernard Murphy Farms, LLP, a Minnesota limited liability partnership, successor in interest to Bernard Murphy Farms, LP, a Minnesota limited partnership	ITC Midwest LLC	04/24/17	374439
MN	FARIBAULT	ELECTRIC LINE EASEMENT	06/14/17	Robert E. Kesselring, Sr. and Theresa J. Kesselring, Husband and Wife	ITC Midwest LLC	07/17/17	375133
MN	FARIBAULT	ELECTRIC LINE EASEMENT	06/14/17	Robert E. Kesselring as Trustee of the Floyd E. Kesselring Testamentary Trust; and Robert E. Kesselring as Personal Representative of the Estate of Bessie B. Kesselring	ITC Midwest LLC	07/17/17	375128
MN	FARIBAULT	ELECTRIC LINE EASEMENT	02/08/17	Alberta L. Greimann, a Single Person	ITC Midwest LLC	08/25/17	375527
MN	FARIBAULT	ELECTRIC LINE EASEMENT	07/20/17	Cory Hakala, a Single Person	ITC Midwest LLC	08/25/17	375526
MN	FARIBAULT	ELECTRIC LINE EASEMENT	12/04/15	Joseph J. Sanders, a Single Person	ITC Midwest LLC	08/25/17	375525
MN	FARIBAULT	ELECTRIC LINE EASEMENT	10/27/15	Helen M. Nelson and Randi C. Shipley, as Co-Trustees of the Helen M. Nelson Revocable Trust Dated June 15, 1995	ITC Midwest LLC	09/15/17	375667
MN	FARIBAULT	ELECTRIC LINE EASEMENT	09/14/17	Alberta L. Greimann, a Single Person	ITC Midwest LLC	09/25/17	375747
MN	FARIBAULT	ELECTRIC LINE EASEMENT	09/22/17	Keith A. Barton and Lori Barton, Husband and Wife	ITC Midwest LLC	10/09/17	375855
MN	FARIBAULT	ELECTRIC LINE EASEMENT	09/15/17	David D. Cartwright and Norma J. Cartwright, Husband and Wife	ITC Midwest LLC	11/14/17	376184
MN	FARIBAULT	ELECTRIC LINE EASEMENT	10/23/17	Craig Sinning and Deborah Sinning, Husband and Wife	ITC Midwest LLC	11/14/17	376185
MN	FARIBAULT	ELECTRIC LINE EASEMENT	04/09/18	Charles Larson, a single person; Matthew W. Cooper and Jennifer Annette Cooper, husband and wife; Jessica Lee Omvig and Val Omvig, wife and husband; Shoshonna Lynn Roberts f/k/a Shoshonna Lynn Hammond and David Roberts, wife and husband; M&J Cooper Revocable Trust	ITC Midwest LLC	06/08/18	377804
MN	MARTIN	ELECTRIC LINE EASEMENT	08/18/15	Harvey Hagedorn a/k/a Harvey E. Hagedorn and Leola Hagedorn, Husband and Wife	ITC Midwest LLC	03/21/17	2017R-432385
MN	MARTIN	UNDERGROUND ELECTRIC LINE EASEMENT	06/27/18	Robert K. Nelson and Janice M. Nelson, Husband and Wife	ITC Midwest LLC	07/05/18	2018R-437757
MN	RICE	GUY AND ANCHOR EASEMENT	01/04/17	AM Associates, LLC, a Minnesota limited liability company	ITC Midwest LLC	02/02/17	A694904

MN	RICE	GUY AND ANCHOR EASEMENT	01/03/17	Keith W. Boese and Nancy L. Boese, Husband and Wife	ITC Midwest LLC	02/02/17	A694905
MN	RICE	GUY AND ANCHOR EASEMENT	12/19/16	Clifford M. Schmidtke Trustee of the Clifford M. Schmidtke Revocable Trust dated , 2012; and Dennis A. Schmidtke Trustee of the Dennis A. Schmidtke Revocable Trust dated , 2012	ITC Midwest LLC	02/02/17	A694906
MN	RICE	GUY AND ANCHOR EASEMENT	12/20/16	Harold L. Bloomer and Harlean L. Bloomer, Trustees of the Bloomer Family Trust, dated December 10, 1996	ITC Midwest LLC	02/02/17	A694908
MN	RICE	GUY AND ANCHOR EASEMENT	12/13/16	Randall M. Meyers, a Single Person; and Susan A. Meyers, a Single Person	ITC Midwest LLC	02/02/17	A694909
MN	RICE	ELECTRIC LINE EASEMENT	12/21/16	Susan J. Brunner Hagel, a Single Person	ITC Midwest LLC	2/2/2017	A694910
MN	RICE	GUY AND ANCHOR EASEMENT	12/19/16	Saemrow Bros. Farms, LLC	ITC Midwest LLC	02/02/17	A694911
MN	RICE	ELECTRIC LINE EASEMENT	02/15/17	Mark F. Morris and Barbara Morris, Husband and Wife	ITC Midwest LLC	04/11/17	A696621
MN	RICE	VEGETATION MANAGEMENT EASEMENT	07/12/17	Glenn B. Miller and Kathy Miller, Husband and Wife; Dale P. Miller, a Single Person; Janeen Ann Miller, a Single Person; and Marlys M. Miller a/k/a Marlys M. Smick and Tony Smick, Wife and Husband	ITC Midwest LLC	08/25/17	A700435
MN	RICE	ELECTRIC LINE EASEMENT	05/05/17	Chad Snyder and Candice Snyder, Husband and Wife	ITC Midwest LLC	08/25/17	A700434
MN	RICE	GUY AND ANCHOR EASEMENT	12/15/16	John R. Meyers and Karla J. Meyers, Husband and Wife	ITC Midwest LLC	02/02/17	A694907
MN	WASECA	ELECTRIC LINE EASEMENT	03/06/17	Norma Byron, a Single Person Life Estate; Celia Ann Marsh (Christianson) and Ron Marsh, Wife and Husband; and Roxane K. Hollinger, a Single Person	ITC Midwest LLC	04/11/17	310599
MN	WASECA	GUY AND ANCHOR EASEMENT	02/20/17	Merrill M. Dahle and Sheryl Dahle, Husband and Wife	ITC Midwest LLC	04/11/17	310597
MN	WASECA	GUY AND ANCHOR EASEMENT	02/20/17	Merrill M. Dahle and Sheryl Dahle, Husband and Wife	ITC Midwest LLC	04/11/17	310598
MN	FARIBAULT	WARRANTY DEED	4/7/2017	Bernard Murphy Farms, LLP	ITC Midwest LLC	4/24/2017	374439

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of ITC Midwest LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”).  Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Tenth Supplemental Indenture, dated as of September 28, 2018 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default.  Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”.  For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash and 91 days shall have elapsed since the date of receipt of such payment.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them.  So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument.  The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions.  Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the

Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party.  Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Exhibit C

THIS BOND HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED (1) EXCEPT IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) UNLESS THIS BOND IS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

ITC MIDWEST LLC

4.32% First Mortgage Bonds, Series I due 2051

Original Interest Accrual Date:  November 1, 2018

Stated Maturity:  November 1, 2051

Interest Rate:  4.32% per annum

Interest Payment Dates:  May 1 and November 1

Regular Record Dates:  April 16 and October 17

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	November 1, 2018
$[ ](2)	PPN [•]

ITC MIDWEST LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($       ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on May 1, 2019 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.32% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such

(2)                                 Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee at c/o The Bank of New York Mellon Trust Company, N.A., 111 Sanders Creek Corporate Center (Bldg), East Syracuse, New York 13057, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture.  Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below).  Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Tenth Supplemental Indenture, dated as of September 28, 2018 (the “Supplemental Indenture”), each of the Original Indenture and the Tenth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured.  The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment.  Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture.  This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities.  The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon Trust Company, N.A., 111 Sanders Creek Corporate Center (Bldg), East Syracuse, New York 13057, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon Trust Company, N.A., 111 Sanders Creek Corporate Center (Bldg), East Syracuse, New York 13057, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLC

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date:

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

Please print or typewrite name and address, including postal zip code of assignee the within Bond and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Bond on the Security Register, upon surrender of said Bond at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated:

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.